   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2000

                                                     1933 Act File No. 33-69460
                                                     1940 Act File No. 811-8046

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ /               Pre-Effective Amendment No.

/ /               Post-Effective Amendment No. 24

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

/X/               Amendment No. 26

                        (Check appropriate box or boxes)

BERGER INVESTMENT PORTFOLIO TRUST
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

210 University Boulevard, Suite 900, Denver, Colorado                     80206
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (303) 329-0200
                                                     --------------------------

Jack R. Thompson, 210 University Boulevard, Suite 900, Denver, CO 80206
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

               immediately upon filing pursuant to paragraph (b) on January 31, 2000 pursuant to paragraph (b)
      XX 60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
               75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485 on January 31, 2000, pursuant to paragraph (a)(3)

If appropriate, check the following box:


               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Title of Securities Being Registered: Shares of Beneficial Interest of the Berger Information Technology Fund -- Investor Shares, Berger Information Technology Fund -- Institutional Shares, Berger New Generation Fund -- Investor Shares, Berger New Generation Fund -- Institutional Shares, Berger Select Fund, Berger Small Company Growth Fund -- Investor Shares, Berger Small Company Growth Fund -- Institutional Shares, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund.

                                EXPLANATORY NOTE

         This amendment to the Registration Statement of the Berger Investment Portfolio Trust contains the following:


Four Prospectuses:
         One for the combined retail Berger Funds, including the Berger Information Technology Fund -- Investor Shares, Berger New Generation Fund -- Investor Shares, Berger Select Fund, Berger Small Company Growth Fund -- Investor Shares, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund.
         One for the Berger Information Technology Fund -- Institutional Shares One for the Berger New Generation Fund - Institutional Shares class One for the Berger Small Company Growth Fund - Institutional Shares class

Four Statements of Additional Information:
         One for the combined retail Berger Funds including the Berger Information Technology Fund -- Investor Shares, Berger New Generation Fund -- Investor Shares, Berger Select Fund, Berger Small Company Growth Fund -- Investor Shares, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund.
         One for the Berger Information Technology Fund -- Institutional Shares One for the Berger New Generation Fund - Institutional Shares class One for the BergerSmall Company Growth Fund - Institutional Shares class


One Part C

The purpose of this Post-Effective Amendment No. 24 is to amend the Registration Statement of the Berger Investment Portfolio Trust (the "Trust") and to extend the effective date of the Trust's Post-Effective Amendment No. 22 (filed on November 30, 1999) so that both Post-Effective Amendments are effective January 31, 2000 pursuant to a request for accelerated approval of this filing.

This Post-Effective Amendment has no effect on the Trust's Post-Effective Amendment No. 23 (filed on December 15, 1999), which was filed to add a new series to the Trust, the Berger Large Cap Value Fund.

BERGER FUNDS                      PROSPECTUS

                                                                January 31, 2000


          BERGER INFORMATION TECHNOLOGY FUND ~ INVESTOR SHARES

          BERGER NEW GENERATION FUND ~ INVESTOR SHARES

          BERGER SELECT FUND

          BERGER SMALL COMPANY GROWTH FUND ~ INVESTOR SHARES

          BERGER SMALL CAP VALUE FUND ~ INVESTOR SHARES

          BERGER MID CAP GROWTH FUND

          BERGER MID CAP VALUE FUND

          BERGER GROWTH FUND

          BERGER/BIAM INTERNATIONAL FUND

          BERGER GROWTH AND INCOME FUND

          BERGER BALANCED FUND



          The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus, or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

BERGER FUNDS, BERGER NEW GENERATION FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER SMALL CAP VALUE FUND, BERGER/BIAM INTERNATIONAL FUND, BERGER GROWTH AND INCOME FUND, BERGER BALANCED FUND and THE BERGER MOUNTAIN LOGO are registered trademarks of Berger LLC; BERGER INFORMATION TECHNOLOGY FUND, BERGER SELECT FUND, BERGER MID CAP GROWTH FUND, BERGER MID CAP VALUE FUND and BERGER GROWTH FUND are trademarks of Berger LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

CONTENTS

BERGER FUNDS-Registered Trademark- are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.


2      BERGER INFORMATION TECHNOLOGY FUND-TM- ~ INVESTOR SHARES
4      BERGER NEW GENERATION FUND-Registered Trademark- ~ INVESTOR SHARES
6      BERGER SELECT FUND-TM-
8      BERGER SMALL COMPANY GROWTH FUND-Registered Trademark- ~ INVESTOR SHARES
10     BERGER SMALL CAP VALUE FUND-Registered Trademark- ~ INVESTOR SHARES
12     BERGER MID CAP GROWTH FUND-TM-
14     BERGER MID CAP VALUE FUND-TM-
16     BERGER GROWTH FUND-TM-
18     BERGER/BIAM INTERNATIONAL FUND-Registered Trademark-
20     BERGER GROWTH AND INCOME FUND-Registered Trademark-
22     BERGER BALANCED FUND-Registered Trademark-

                       24   INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS
                            24   Risk and Investment Table
                            26   Risk and Investment Glossary

                       28   BUYING SHARES

                       29   SELLING (REDEEMING) SHARES
                            30   Exchanging Shares
                            30   Signature Guarantees/Special Documentation
                            31   Your Share Price
                            31   Other Information About Your Account
                            32   Distributions and Taxes
                            33   Tax-Sheltered Retirement Plans

                       34   ORGANIZATION OF THE BERGER FUNDS FAMILY
                            34   Investment Managers
                            36   12b-1 Arrangements
                            36   Special Fund Structures

                       37   FINANCIAL HIGHLIGHTS FOR THE BERGER FUNDS FAMILY
                            37   Berger Information Technology Fund ~ Investor Shares
                            39   Berger New Generation Fund ~ Investor Shares
                            39   Berger Select Fund
                            40   Berger Small Company Growth Fund ~ Investor Shares
                            40   Berger Small Cap Value Fund ~ Investor Shares
                            42   Berger Mid Cap Growth Fund
                            42   Berger Mid Cap Value Fund
                            43   Berger Growth Fund
                            43   Berger/BIAM International Fund
                            45   Berger Growth and Income Fund
                            45   Berger Balanced Fund

2

          ---------------------
           BERGER INFORMATION
            TECHNOLOGY FUND ~
              INVESTOR SHARES  -------------------------------------------------
                               - Ticker Symbol:                     BINVX
--------------------------------------------------------------------------------


[GRAPHIC] THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES -
The Fund aims for capital appreciation. In pursuing its goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products. The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.

The Fund's investment manager generally looks for companies:

-   That dominate their industries or a particular market segment

- That have or are developing products or services that represent significant technological advancements or improvements

- That have strong fundamentals, strong management and strong product positioning.

The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)




                       [CHART]

                   '98        '99
                  62.72%     161.40%


BEST QUARTER:     12/31/99   97.35%

WORST QUARTER:    9/30/98    -9.95%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Wilshire 5000 Index (Wilshire 5000). While the Fund does not seek to match the returns of the Wilshire 5000, this index is a good indicator of general stock market performance. You may not invest in the Wilshire 5000 and unlike the Fund, it does not incur fees or charges.

                                                              ------------------
                                                              BERGER INFORMATION
                                                               TECHNOLOGY FUND ~
                                                                 INVESTOR SHARES


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999(1)


                                     LIFE OF THE FUND
                             1 YEAR   (APRIL 8, 1997)
-----------------------------------------------------
The Fund                    161.40%        88.81%
Wilshire 5000                23.56%        27.99%


(1) Returns for periods before July 2, 1999 do not include the .25% 12b-1 fee which has been paid by the Investor Shares class since the inception of the class in connection with the Fund's reorganization on that date. This would have reduced the Fund's return.

[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

SHAREHOLDER TRANSACTION EXPENSES                              %
---------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed
or exchanged if shares are held less than 6 months)          1%
---------------------------------------------------------------
Exchange Fee*                                              None
---------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)
---------------------------------------------------------------
Management fee(1)                                          .85%
---------------------------------------------------------------
Distribution (12b-1) fee                                   .25%
---------------------------------------------------------------
Other expenses(2)                                          .86%
---------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.96%
---------------------------------------------------------------


* The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.


(2) "Other expenses" are based on estimated expenses of the Investor Shares class and include transfer agency fees, shareholder report expenses, registration fees and custodian fees. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.





UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                              $
----------------------------------------------------
One                                              199
----------------------------------------------------
Three                                            615
----------------------------------------------------
Five                                           1,057
----------------------------------------------------
Ten                                            2,285
----------------------------------------------------

4

          ---------------------
                   BERGER NEW
            GENERATION FUND ~
              INVESTOR SHARES  -------------------------------------------------
                               - Ticker Symbol:                     BENGX
--------------------------------------------------------------------------------


[GRAPHIC] THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with potential for significant earnings growth.

The Fund focuses on leading-edge companies with new ideas, technologies or methods of doing business. Its investment manager seeks companies it believes have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.

The Fund's investment manager generally looks for companies:

- In business sectors characterized by rapid change, regardless of the company's size

- With favorable long-term growth potential due to their new or innovative products or services

- With management and financial strength to fulfill their vision and grow their business.

The Fund invests in common stocks, both domestic and foreign, and other securities with equity features, such as convertible securities and preferred stocks. Due to the Fund's focus on companies with the characteristics described above, the Fund generally is weighted toward small market capitalization companies, although it is free to invest in companies with larger market capitalizations as well. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Given the Fund's weighting toward small companies in rapidly changing industries, its share price may fluctuate more than that of funds invested in larger companies or more stable industries. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, products and services in rapidly changing industries may be subject to intense competition and rapid obsolescence and may require regulatory approvals prior to their use. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31




                       [CHART]

                   '97        '98        '99
                  24.22%     23.00%     144.20%


BEST QUARTER:     12/31/99         52.95%

WORST QUARTER:    9/30/98         -18.43%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

                                                              ------------------
                                                                          BERGER
                                                                NEW GENERATION ~
                                                                 INVESTOR SHARES

   AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999


                                     LIFE OF THE FUND
                        1 YEAR       (MARCH 29, 1996)
--------------------------------------------------------------------------------
The Fund                144.20%           47.50%
--------------------------------------------------------------------------------
S&P 500                  21.03%           26.52%
--------------------------------------------------------------------------------


[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
--------------------------------------------------------------------------------
Management fee(1)                                                           .85
--------------------------------------------------------------------------------
Distribution (12b-1) fee                                                    .25
--------------------------------------------------------------------------------
Other expenses(2)                                                           .38
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.48
--------------------------------------------------------------------------------


(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.



(2) Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.


UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                                                         $
--------------------------------------------------------------------------------
One                                                                         151
--------------------------------------------------------------------------------
Three                                                                       468
--------------------------------------------------------------------------------
Five                                                                        808
--------------------------------------------------------------------------------
Ten                                                                       1,768
--------------------------------------------------------------------------------

6

          ---------------------
                       BERGER
                  SELECT FUND
                               -------------------------------------------------
                               - Ticker Symbol:                     BESLX
--------------------------------------------------------------------------------


[GRAPHIC] THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with superior potential for strong earnings growth.

This nondiversified Fund normally invests in a core portfolio of 20-30 common stocks selected by the Fund's three co-portfolio managers. The stock selection focuses on companies of any size whose growth potential is not yet fully reflected in the company's stock price.

The Fund's investment manager generally looks for companies with:

- Solid fundamental growth opportunities and that are market share leaders in their industries or have the potential to develop a large market for their products and services

- Strong, capable management teams with clearly defined strategies for revenue and earnings growth

- A catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal. Due to this and the Fund's relatively small number of holdings, the annual portfolio turnover rate may be higher than other mutual funds.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than the market in general and most equity funds due to its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock will have a greater impact on the Fund's share price. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31


                       [CHART]

                   '98        '99
                  72.26%     81.68%


BEST QUARTER:     12/31/99         54.19%

WORST QUARTER:    9/30/98          -6.75%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

                                                              ------------------
                                                                          BERGER
                                                                     SELECT FUND

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999

                                              LIFE OF THE FUND
                                   1 YEAR    (DECEMBER 31, 1997)
-----------------------------------------------------------------
The Fund                           81.68%           76.90%
-----------------------------------------------------------------
S&P 500                            21.03%           24.76%
-----------------------------------------------------------------


[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee(1)                                                           .75%
--------------------------------------------------------------------------------
Distribution (12b-1) fee                                                    .25%
--------------------------------------------------------------------------------
Other expenses(2)                                                           .28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.28%
--------------------------------------------------------------------------------


(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.75% of the first $500 million; 0.70% of the next $500 million and 0.65% in excess of $1 billion. The amount shown reflects the restated advisory fees.


(2) Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                         $
-------------------------------------------------------------------------------
One                                                                         130
-------------------------------------------------------------------------------
Three                                                                       406
-------------------------------------------------------------------------------
Five                                                                        702
-------------------------------------------------------------------------------
Ten                                                                       1,545
-------------------------------------------------------------------------------

8

          ---------------------
         BERGER SMALL COMPANY
                GROWTH FUND ~
              INVESTOR SHARES  -------------------------------------------------
                               - Ticker Symbol:                     BESCK
--------------------------------------------------------------------------------


[GRAPHIC] THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

- A proprietary technology, product or service that may enable the company to be a market share leader

-  Strong entrepreneurial management with clearly defined strategies for growth

-  Relatively strong balance sheets.

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund's active trading will cause the fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

[GRAPHIC] YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31




                       [CHART]

                   '94        '95        '96        '97        '98        '99
                  13.73%     33.80%      16.77%    16.16%      3.17%     104.39%


BEST QUARTER:     12/31/99         58.97%

WORST QUARTER:    9/30/98         -29.22%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000 and unlike the Fund, it does not incur fees or charges.

                                                                 ---------------
                                                                          BERGER
                                                                   SMALL COMPANY
                                                                   GROWTH FUND ~
                                                                 INVESTOR SHARES

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999

                                       LIFE OF THE FUND
                1 YEAR     5 YEARS    (DECEMBER 30, 1993)
----------------------------------------------------------
The Fund        104.39%     30.79%          27.78%
----------------------------------------------------------
Russell 2000     21.26%     16.69%          13.38%
----------------------------------------------------------


[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
-------------------------------------------------------------------------------
Management fee(1)                                                           .84
-------------------------------------------------------------------------------
Distribution (12b-1) fee                                                    .25
-------------------------------------------------------------------------------
Other expenses(2)                                                           .44
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.53
-------------------------------------------------------------------------------


(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.


(2) Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                                                         $
-------------------------------------------------------------------------------
One                                                                         156
-------------------------------------------------------------------------------
Three                                                                       483
-------------------------------------------------------------------------------
Five                                                                        834
-------------------------------------------------------------------------------
Ten                                                                       1,824
-------------------------------------------------------------------------------

10

          ---------------------
             BERGER SMALL CAP
                 VALUE FUND ~
              INVESTOR SHARES  -------------------------------------------------
                               - Ticker Symbol:                     BSCVX
--------------------------------------------------------------------------------

[GRAPHIC]
THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued.

The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The Fund's investment manager generally looks for companies with:

- A low price relative to their assets, earnings, cash flow or business franchise

-  Products and services that give them a competitive advantage

-  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as special situations.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance for the ten-year period through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)




                        [GRAPH]

      '90     '91     '92     '93     '94    '95     '96    '97     '98    '99
    -21.92%  24.97%  19.61%  16.27%  6.70%  26.06%  25.60  36.51%  1.43%  14.31%



BEST QUARTER:          6/30/99           22.00%

WORST QUARTER:         9/30/90          -17.29%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000 and unlike the Fund, it does not incur fees or charges.

                                                           -------------------
                                                             BERGER SMALL CAP
                                                                VALUE FUND -
                                                              INVESTOR SHARES

INVESTOR SHARES

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999(1)

                             1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
The Fund                     14.31%      20.17%      13.76%
--------------------------------------------------------------------------------
Russell 2000                 21.26%      16.69%      13.40%
--------------------------------------------------------------------------------


(1) Returns for periods before February 14, 1997, do not include the .25% 12b-1 fee which has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.

[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
-------------------------------------------------------------------------------
Management fee(1)                                                           .85
-------------------------------------------------------------------------------
Distribution (12b-1) fee                                                    .25
Other expenses(2)                                                           .21
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.31
-------------------------------------------------------------------------------


(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.


(2) Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.


UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                                                         $
-------------------------------------------------------------------------------
One                                                                         133
-------------------------------------------------------------------------------
Three                                                                       415
-------------------------------------------------------------------------------
Five                                                                        718
-------------------------------------------------------------------------------
Ten                                                                       1,579
-------------------------------------------------------------------------------

12

          ---------------------
                       BERGER
               MID CAP GROWTH
                         FUND  -------------------------------------------------
                               - Ticker Symbol:                     BEMGX
--------------------------------------------------------------------------------

[GRAPHIC] THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies with the potential for strong earnings growth.

Stock selection focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets.

The Fund's investment manager generally looks for companies with:

- Strong revenue and earnings growth fundamentals and dominant market share in their industry or business sector

-  Strong management teams with established organizational structures

- Solid balance sheets and the ability to efficiently finance their growth through sufficient resources and access to capital

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.


[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.



Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31




                        [GRAPH]

'98        '99
54.38%    151.46%


BEST QUARTER:         12/31/99           75.17%

WORST QUARTER:         9/30/98          -17.76%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 400. While the Fund does not seek to match the returns of the S&P 400, this index is a good indicator of general stock market performance for mid-sized companies. You may not invest in the S&P 400 and unlike the Fund, it does not incur fees or charges.

                                                                 ---------------
                                                                          BERGER
                                                                  MID CAP GROWTH
                                                                            FUND


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999



                                        LIFE OF THE FUND
                           1 YEAR      (DECEMBER 31, 1997)
------------------------------------------------------------
The Fund                   151.46%           97.03%
------------------------------------------------------------
S&P 400                     14.72%           16.90%
------------------------------------------------------------


[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
-------------------------------------------------------------------------------
Management fee(1)                                                           .75
-------------------------------------------------------------------------------
Distribution (12b-1) fee                                                    .25
-------------------------------------------------------------------------------
Other expenses(2)                                                           .77
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.77
-------------------------------------------------------------------------------

(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.75% of the first $500 million; 0.70% of the next $500 million and 0.65% in excess of $1 billion. The amount shown reflects the restated advisory fees.


(2) Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                                                         $
-------------------------------------------------------------------------------
One                                                                         180
-------------------------------------------------------------------------------
Three                                                                       557
-------------------------------------------------------------------------------
Five                                                                        959
-------------------------------------------------------------------------------
Ten                                                                       2,084
-------------------------------------------------------------------------------

14

          ---------------------
                       BERGER
                      MID CAP
                   VALUE FUND  -------------------------------------------------
                               - Ticker Symbol:                     BEMVX
--------------------------------------------------------------------------------


[GRAPHIC] THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.

Investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

The Fund's investment manager generally looks for companies with:

- a low price relative to their assets, earnings, cash flow or business franchise

-  Products and services that give them a competitive advantage

-  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[GRAPHIC] PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as special situations. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[GRAPHIC] THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Total return shows you the Fund's performance for the one full calendar year since the Fund began.

TOTAL RETURN FROM DECEMBER 31, 1998
THROUGH DECEMBER 31, 1999


                       [CHART]

                   '99
                  21.56%


BEST QUARTER:          6/30/99           20.79%

WORST QUARTER:         9/30/99           -9.72%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 400. While the Fund does not seek to match the returns of the S&P 400, this index is a good indicator of general stock market performance for mid-sized companies. You may not invest in the S&P 400 and unlike the Fund, it does not incur fees or charges.

                                                                  --------------
                                                                          BERGER
                                                                         MID CAP
                                                                      VALUE FUND

   AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999


                                        LIFE OF THE FUND
                           1 YEAR      (AUGUST 12, 1998)
---------------------------------------------------------
The Fund                   21.56%           26.77%
---------------------------------------------------------
S&P 400                    14.72%           21.40%
---------------------------------------------------------


[GRAPHIC] FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
-------------------------------------------------------------------------------
Management fee(1)                                                           .75
-------------------------------------------------------------------------------
Distribution (12b-1) fee                                                    .25
-------------------------------------------------------------------------------
Other expenses(2)                                                           .61
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.61
-------------------------------------------------------------------------------


(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.75% of the first $500 million; 0.70% of the next $500 million and 0.65% in excess of $1 billion. The amount shown reflects the restated advisory fees.


(2) Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same for each period

-  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                                                         $
-------------------------------------------------------------------------------
One                                                                         164
-------------------------------------------------------------------------------
Three                                                                       508
-------------------------------------------------------------------------------
Five                                                                        876
-------------------------------------------------------------------------------
Ten                                                                       1,911
-------------------------------------------------------------------------------

16

          ---------------------
                       BERGER
                       GROWTH
                         FUND  -------------------------------------------------
                               - Ticker Symbol:                     BEONX
--------------------------------------------------------------------------------

[icon: profile of head with mountain peak in background]

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.


Stock selection by the Fund's investment manager focuses on companies believed to have strong growth potential regardless of the company's size.

The Fund's investment manager generally looks for companies with:

- Opportunities for rapid revenue and earnings growth


- Large market potential for their products and services




- Strong, capable management teams that have the vision necessary to increase their market share in growing industries.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[icon - left facing profile of head with lightning bolt; right facing profile of head with sunshine]

PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's investments may focus in a small number of business sectors. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[icon - profile of head with scrolled paper in background]

THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gain distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years(1).

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

[GRAPH]

     '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
   -5.59%  88.81%   8.53%  21.20%  -6.66%  21.34%  13.73%  13.57%  16.23%  52.28%


BEST QUARTER:         12/31/99           42.88%
WORST QUARTER:         9/30/90          -20.60%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

                                                                     -----------
                                                                          BERGER
                                                                     GROWTH FUND


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999

          1 YEAR  5 YEARS  10 YEARS     LIFE OF THE FUND
                                      (SEPTEMBER 30, 1974)
---------------------------------------------------------------
The Fund  52.28%   22.64%   19.76%           16.35%
S&P 500   21.03%   28.54%   18.19%           17.48%

[icon - two coins]

FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                 %
----------------------------------------------------------------
Management fee(1)                               .70
Distribution (12b-1) fee                        .25
Other expenses(2)                               .35
TOTAL ANNUAL FUND OPERATING EXPENSES           1.30

1. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.75% of the first $500 million; 0.70% of the next $500 million and 0.65% in excess of $1 billion. The amount shown reflects the restated advisory fees.


2. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same for each period

-    Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                             $
-----------------------------------------------------------
One                                             132
Three                                           412
Five                                            713
Ten                                           1,568

18

          ---------------------
                  BERGER/BIAM
                INTERNATIONAL
                         FUND  -------------------------------------------------
                               - Ticker Symbol:                     BBINX
--------------------------------------------------------------------------------

Ticker Symbol: BBINX

[icon - profile of head with mountain peak in background]

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in a portfolio consisting of common stocks of well-established foreign companies.

The portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

The portfolio's investment manager generally looks for companies with:

- Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

- Business operations predominantly in well-regulated and more stable foreign markets

- Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

The Fund invests all of its assets in the Berger/BIAM International Portfolio (Portfolio), which has the same goals and policies as the Fund. The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Portfolio has been weighted toward countries in Western Europe, Australia and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

See "Organization of the Berger Funds Family--Special Fund
Structures--Master/Feeder" later in this prospectus for more information on the Fund's investment in the Portfolio.

[icon - left facing profile of head with lightning bolt; right facing profile of head with sunshine]

PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[icon - profile of head with scrolled paper in background]

THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations(1) through December 31, 1999. These returns include reinvestment of all dividends and capital gains and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.(1)

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

[GRAPH]

     '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
   -4.11%  13.18%  10.21%  36.38%  -7.80%  18.78%  18.51%   2.90%  14.92%  30.90%


BEST QUARTER:         12/31/99           20.54%
WORST QUARTER:         9/30/98          -16.79%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index). While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index and unlike the Fund, it does not incur fees or charges.

                                                                   -------------
                                                                     BERGER/BIAM
                                                                   INTERNATIONAL
                                                                            FUND

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999(1)

                                        LIFE OF THE FUND
             1 YEAR  5 YEARS  10 YEARS   (JULY 31, 1989)
-----------------------------------------------------------------------------
The Fund     30.90%  16.86%    12.60%         14.21%
EAFE Index   27.30%  13.15%     7.33%          7.48%


1. Predecessor Performance: performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect the increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.

[icon - two coins]

FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                            %
--------------------------------------------------------------
Management fee                                             .90
Distribution (12b-1) fee                                   .25
Other expenses                                             .62
TOTAL ANNUAL FUND OPERATING EXPENSES                     1 .77
FEE WAIVER(2)                                             (.01)
NET EXPENSES                                              1.76

1. Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.
2. Under a written contract, the Portfolio's investment advisor waives its fee to the extent that, at any time during the life of the Portfolio, the Portfolio's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Portfolio's Board of Trustees.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are borne by the Fund. As a result, they reduce the Fund's return. Fund expenses include the Fund's share of the Portfolio's expenses, 12b-1 fees, an administrative fee and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same for each period

- Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                              $
----------------------------------------------------------------
One                                              179
Three                                            554
Five                                             954
Ten                                            2,073

20

          ---------------------
                       BERGER
                   GROWTH AND
                  INCOME FUND  -------------------------------------------------
                               - Ticker Symbol:                     BEOOX
--------------------------------------------------------------------------------

[icon - profile of head with mountain peak in background]

THE FUND'S GOALS AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation and has a secondary goal of investing in securities that produce current income for the portfolio. In pursuing these goals, the Fund primarily invests in the securities of well-established, growing companies. The Fund's secondary goal may be changed at any time without a shareholder vote.

Security selection focuses on the common stocks, convertible securities and preferred stocks of companies that have demonstrated a pattern of growth and stability and are also expected to provide current income.

The Fund's investment manager generally looks for companies with:

- Opportunities for good revenue and earnings growth


- Strong market positions for their products and services


- Strong, seasoned management teams with well-established and clearly defined strategies.


Common stock of companies with mid-sized to large market capitalizations usually constitutes a majority of the Fund's investments. The Fund primarily invests in income producing securities to provide a level of protection from price volatility that may not be present when income is not a consideration. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by S&P, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[icon - left facing profile of head with lightning bolt; right facing profile of head with sunshine]

PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When dividend yields and interest rates are low, the Fund's income distributions to you may be reduced or eliminated. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[icon - profile of head with scrolled paper in background]

THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

[GRAPH]

     '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
   -7.99%  60.97%   4.82%  23.57%  -9.07%  23.92%  15.61%  22.70%  22.49%  61.32%


BEST QUARTER:         12/31/99           40.64%
WORST QUARTER:         9/30/90          -17.76%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

                                                                     -----------
                                                                          BERGER
                                                                      GROWTH AND
                                                                     INCOME FUND

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999

                                       LIFE OF THE FUND
          1 YEAR  5 YEARS  10 YEARS  (SEPTEMBER 30, 1974)
-------------------------------------------------------------
The Fund  61.32%   28.28%   19.74%         15.99%
S&P 500   21.03%   28.54%   18.19%         17.48%

[icon - two coins]

FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                            %
-----------------------------------------------------------------
Management fee(1)                                          .75
Distribution (12b-1) fee                                   .25
Other expenses(2)                                          .34
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.34

1. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.75% of the first $500 million; 0.70% of the next $500 million and 0.65% in excess of $1 billion. The amount shown reflects the restated advisory fees.


2. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as share holder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same for each period

- Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                              $
-----------------------------------------------------------------
One                                              136
Three                                            425
Five                                             734
Ten                                            1,613

22

          ---------------------
                       BERGER
                     BALANCED
                         FUND  -------------------------------------------------
                               - Ticker Symbol:                     BEBAX
--------------------------------------------------------------------------------
Ticker Symbol:  BEBAX

[icon - profile of head with mountain peak in background]

THE FUND'S GOALS AND PRINCIPAL INVESTMENT STRATEGIES - The Fund aims for capital appreciation and current income. In pursuing these goals, the Fund primarily invests in a diversified group of domestic equity and fixed-income securities.

The allocation between equity and fixed-income securities is based upon the investment manager's assessment of available investment opportunities and relevant market, economic and financial factors.

The Fund's investment manager generally looks for companies with:

- Reasonably priced equity securities with strong, consistent and predictable earnings growth rates

- Strong, seasoned management teams and competitive products or services

- Well-capitalized balance sheets.

The Fund's equity investments consist primarily of common stocks of companies with mid-sized to large market capitalizations. The Fund's fixed-income investments are a variety of income-producing securities, such as short- to long-term corporate and government debt securities, convertible securities, preferred stocks and mortgage-backed securities. The investment manager believes its investment style emphasizing equity securities offers shareholders the opportunity for capital appreciation along with a reasonable level of capital preservation. Normally, equity securities are expected to range from 45% to 65% of the Fund's total assets. However, it is the Fund's policy to invest at least 25% of its total assets in fixed-income senior securities and at least 25% in equity securities. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by S&P, Ba or lower by Moody's).

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the equity portion of the portfolio in pursuit of the Fund's goal. When this occurs, the annual portfolio turnover rate may be higher than other comparable funds.

[icon - left facing profile of head with lightning bolt; right facing profile of head with sunshine]

PRINCIPAL RISKS - You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. The Fund may be riskier than other balanced funds that invest more heavily in fixed-income securities. In addition, the Fund may invest in certain securities with unique risks, such as small company securities and mortgage-backed securities.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[icon - profile of head with scrolled paper in background]

THE FUND'S PAST PERFORMANCE - The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.



Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

[GRAPH]

     '98     '99
   34.38%  44.58%


BEST QUARTER:         12/31/99           22.59%
WORST QUARTER:         9/30/98           -4.86%

                                                                       --------
                                                                         BERGER
                                                                       BALANCED
                                                                           FUND

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999

                                    LIFE OF THE FUND
                          1 YEAR  (SEPTEMBER 30, 1997)
------------------------------------------------------
The Fund                  44.58%        54.96%(1)
S&P 500                   21.03%        23.27%

1. Includes returns for the last quarter of 1997, which reflect a higher than normal level of trading activity undertaken to pursue equity opportunities available as the advisor was beginning to implement the Fund's long-term approach to equity management.

[icon - two coins]

FUND EXPENSES - As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                %
------------------------------------------------------
Management fee(1)                              .70
Distribution (12b-1) fee                       .25
Other expenses(2)                              .27
TOTAL ANNUAL FUND OPERATING EXPENSES          1.22


1. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.70% of the first $1 billion and 0.65% in excess of $1 billion. The amount shown reflects the restated advisory fees.


2. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.

UNDERSTANDING EXPENSES - Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same for each period

- Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                              $
----------------------------------------------------------------
One                                              124
Three                                            387
Five                                             670
Ten                                            1,477

24


INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS
RISK AND INVESTMENT TABLE
                                                                                         BERGER  BERGER
                                                           BERGER      BERGER            SMALL   SMALL  BERGER  BERGER
                                                           INFORMATION NEW        BERGER COMPANY CAP    MID CAP MID CAP BERGER
                                                           TECHNOLOGY  GENERATION SELECT GROWTH  VALUE  GROWTH  VALUE   GROWTH
                                                           FUND        FUND       FUND   FUND    FUND   FUND    FUND    FUND
-------------------------------------------------------------------------------------------------------------------------------
  DIVERSIFICATION                                             *         *           N*     *       *      *       *      *
-----------------------------------------------------------
  SMALL AND MID-SIZED COMPANY SECURITIES                      Y        [Y]           Y    [Y]     [Y]    [Y]     [Y]      Y
  Market, liquidity and information risk

  FOREIGN SECURITIES                                          Y         Y            Y     Y       Y      Y       Y       Y
  Market, currency, transaction, liquidity, information
  and political risk

  SECTOR FOCUS                                               [Y]       [Y]          [Y]   [Y]     [Y]    [Y]     [Y]     [Y]
  Market and liquidity risk

  CONVERTIBLE SECURITIES(1)                                   Y         Y            Y     Y       Y      Y       Y       Y
  Market, interest rate, prepayment and credit risk

  INVESTMENT GRADE BONDS (NONCONVERTIBLE)                     Y         Y            Y     Y       Y      Y       Y       Y
  Interest rate, market, call and credit risk

  COMPANIES WITH LIMITED OPERATING HISTORIES                  Y         Y            Y     Y     5A*      Y       Y     5A*
  Market, liquidity and information risk

  ILLIQUID AND RESTRICTED SECURITIES(2)                      15        15           15    15     10*     15      15      15
  Market, liquidity and transaction risk

  SPECIAL SITUATIONS                                          Y         Y            Y     Y      [Y]     Y      [Y]      Y
  Market and information risk

  INITIAL PUBLIC OFFERINGS (IPOS)                             Y(3)      Y(3)         Y(3)  Y       Y      Y(3)    Y       Y
  Market, liquidity and information risk

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(4)              N         N            N     N       N      N       N       N
  Interest rate, prepayment, extension, market
  and credit risk

  TEMPORARY DEFENSIVE MEASURES                                N         Y            Y     Y       Y      Y       Y       Y
  Opportunity risk

  LENDING PORTFOLIO SECURITIES                              33 1/3A   33 1/3A     33 1/3A 33 1/3A  N*  33 1/3A  33 1/3A    N*
  Credit risk

  BORROWING                                                 25A*      25A*        25A*    25A*    5A*   25A*    25A*     5A*
  Leverage risk
-------------------------------------------------------------------------------------------------------------------------------
  HEDGING STRATEGIES
-------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL FUTURES(5)                                        5         5            5     5      N*     5       5       5
  Hedging, correlation, opportunity and leverage risk

  FORWARD FOREIGN CURRENCY CONTRACTS(5)                       Y         Y            Y     Y      N*     Y       Y       Y
  Hedging, credit, correlation, opportunity and
  leverage risk

  OPTIONS(5) (EXCHANGE-TRADED AND OVER-THE-COUNTER)           5         5            5     5       5      5       5       5
  Hedging, credit, correlation and leverage risk

  WRITING (SELLING) COVERED CALL OPTIONS(5)                 25A       25A          25A   25A     10     25A     25A     25A
  (EXCHANGE-TRADED AND
  OVER-THE-COUNTER) Opportunity, credit and leverage risk


                                                                         BERGER
                                                           BERGER/BIAM   GROWTH AND BERGER
                                                           INTERNATIONAL INCOME     BALANCED
                                                           FUND          FUND       FUND

-------------------------------------------------------------------------------------------
  DIVERSIFICATION                                             *             *           *
-----------------------------------------------------------
  SMALL AND MID-SIZED COMPANY SECURITIES                      Y             Y           Y
  Market, liquidity and information risk

  FOREIGN SECURITIES                                         [Y]            Y           Y
  Market, currency, transaction, liquidity, information
  and political risk

  SECTOR FOCUS                                               [Y]            Y           Y
  Market and liquidity risk

  CONVERTIBLE SECURITIES(1)                                   Y            [Y]         [Y]
  Market, interest rate, prepayment and credit risk

  INVESTMENT GRADE BONDS (NONCONVERTIBLE)                     Y             Y          [Y]
  Interest rate, market call and credit risk

  COMPANIES WITH LIMITED OPERATING HISTORIES                  Y           5A*           Y
  Market, liquidity and information risk

  ILLIQUID AND RESTRICTED SECURITIES(2)                      15            15          15
  Market, liquidity and transaction risk

  SPECIAL SITUATIONS                                          Y             Y           Y
  Market and information risk

  INITIAL PUBLIC OFFERINGS (IPOS)                             Y             Y           Y(3)
  Market, liquidity and information risk

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(4)              N             N          [Y]
  Interest rate, prepayment, extension, market
  and credit risk

  TEMPORARY DEFENSIVE MEASURES                                N             Y           Y
  Opportunity risk

  LENDING PORTFOLIO SECURITIES                             33 1/3A         N*       33 1/3A
  Credit risk

  BORROWING                                                 25A*          5A*        25A*
  Leverage risk
-------------------------------------------------------------------------------------------
  HEDGING STRATEGIES
-------------------------------------------------------------------------------------------
  FINANCIAL FUTURES(5)                                        N             5           5
  Hedging, correlation, opportunity and leverage risk

  FORWARD FOREIGN CURRENCY CONTRACTS(5)                      [Y]            Y           Y
  Hedging, credit, correlation, opportunity and
  leverage risk

  OPTIONS(5) (EXCHANGE-TRADED AND OVER-THE-COUNTER)           N             5           5
  Hedging, credit, correlation and leverage risk

  WRITING (SELLING) COVERED CALL OPTIONS(5)                   N            25A         25A
  (EXCHANGE-TRADED AND
  OVER-THE-COUNTER) Opportunity, credit and leverage risk


BEFORE YOU INVEST... in any of the Berger Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

LIKE ALL MUTUAL FUNDS, AN INVESTMENT IN THE BERGER FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUNDS ARE NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT GOALS, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUNDS.

The table on the opposite page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Berger Funds. A glossary follows this page. You may get more detailed information about the risks of investing in the Berger Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE
Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

[Y] Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

Y        Yes, the security or technique is permitted by a Fund.

N        No, the security or technique is not permitted by a Fund.

* The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

5A Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.

10A Use of a security or technique is permitted, but subject to a restriction of up to 10% of total assets.

25A Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

33 1/3A Use of a security or technique is permitted, but subject to a restriction of up to 331U3% of total assets.

5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.

10 Use of a security or technique is permitted, but subject to a restriction of up to 10% of net assets.

15 Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

NOTES TO TABLE

1. The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the advisor considers to be below investment grade.
2. The Berger Small Cap Value Fund may invest in illiquid securities, but not restricted securities.
3. IPOs constituted a significant portion of the Fund's performance during the last fiscal year. However, there can be no assurance that IPOs will continue to have such a significant impact, if the quality or number of available IPOs diminishes or if the Fund grows in size and IPOs become an insignificant part of the Fund's total portfolio.
4. The Berger Balanced Fund may invest only in mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgage-backed or asset-backed securities that are rated AA/Aa (S&P/Moody's) or above.
5. The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

26

RISK AND INVESTMENT GLOSSARY
--------------------------------------------------------------------------------
BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when a Fund "hedges" ~ uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

EXTENSION RISK is the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Berger Funds are diversified funds, except the Berger Select Fund.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.

FOREIGN SECURITIES are issued by companies located outside of the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable due to prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

MORTGAGE-BACKED SECURITIES are securities that represent interests in "pools" of mortgages or that are backed by mortgages where the interest and principal payments on the mortgages are "passed-through" to the security holder. Mortgage-backed securities may be issued or guaranteed by the U.S. Government. They may also be privately issued and backed by U.S. Government guaranteed securities or by private arrangements to make them more secure. ASSET-BACKED SECURITIES are similar, except backed by assets such as car loans or credit card receivables rather than mortgages.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar, but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. The Funds will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES may be taken when a Fund's investment manager believes they are warranted due to market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to the Fund's investment restrictions, policies or normal investment emphasis.

TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").

28

BUYING
SHARES

- MINIMUM INITIAL INVESTMENTS:        - MINIMUM SUBSEQUENT INVESTMENTS:
--------------------------------------------------------------------------------
- Regular investment          $ 2,000 - Regular investment               $    50

                                      - Regular automatic investment     $    50

- Low Minimum Investment Plan $   100 - Low Minimum Investment Plan
                                        (required monthly automatic
                                        investments)                     $   100


  SEND NEW ACCOUNT                      OR FOR OVERNIGHT, CERTIFIED
  APPLICATIONS TO:                      OR REGISTERED MAIL ONLY
  Berger Funds                          Berger Funds
  P.O. Box 219958                       330 West 9th Street, 1st Floor
  Kansas City, MO 64121-9958            Kansas City, MO 64105

BY MAIL
[GRAPHIC]
Read this prospectus.

Fill out the application if you are opening a new account.

Make out a check to BERGER FUNDS for the amount you want to invest.

Send the application and check to the Berger Funds in the envelope provided.

To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY TELEPHONE
[GRAPHIC]

If you already have a Berger Funds account, you may purchase additional shares by telephone order.

You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check.

Call (800) 551-5849 for current wire or electronic funds transfer instructions.

BY ONLINE ACCESS
[GRAPHIC]

If you have established a Berger Funds account with electronic funds transfer privileges you may purchase additional shares via online access.

You will find us online at bergerfunds.com.

BY SYSTEMATIC INVESTMENT PLAN
[GRAPHIC]

To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Investments are transferred automatically from your bank account.

The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but are reluctant to commit to higher lump sum initial investments. In order to qualify for the Low Minimum Investment Plan, an investor must commit to automatic monthly investments totaling no less than $100 per month per account. Automatic monthly investments must be made until the value of each account opened under the Plan is at least $2,000 or the account will be assessed an annual charge.

--------------------------------------------------------------------------------
All shareholders are automatically granted telephone and online transaction privileges unless they decline them explicitly in writing, either on the account application or by writing to the Berger Funds at the address above.

You may give up some level of security by choosing to buy and sell shares by telephone or online rather than by mail.
--------------------------------------------------------------------------------

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES

Your check must be made payable to BERGER FUNDS.

You may NOT purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

Telephone and online purchase orders may not exceed $100,000 on the date the order is placed. Shares previously bought by telephone or online access are included in calculating account size only if payment has been received for those shares.

Orders not paid for on time will be canceled and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.

The Funds reserve the right to reject any order and to waive or reduce minimums, or increase minimums following notice.

                                                                    -----------
                                                                        SELLING
                                                                    (REDEEMING)
                                                                         SHARES

By mail
[GRAPHIC]

Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

By telephone
[GRAPHIC]

Call (800) 551-5849.

By online access
[GRAPHIC]

You will find us online at bergerfunds.com.

By systematic withdrawal plan
[GRAPHIC]

Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

A systematic withdrawal plan may be established if you own shares in a Fund worth at least $5,000.

Call (800) 551-5849 for more information and forms.


--------------------------------------------------------------------------------
For limitations on telephone and online redemptions see "Signature
Guarantees / Special Documentation" below.

Telephone and online redemptions are not available for shares held in retirement accounts sponsored by the Funds.
--------------------------------------------------------------------------------

IMPORTANT NOTES
ABOUT PAYMENT
FOR YOUR
REDEEMED SHARES

IN TIMES OF EXTREME ECONOMIC OR MARKET CONDITIONS, TRANSACTIONS BY TELEPHONE OR ONLINE MAY BE DIFFICULT.

Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees / Special Documentation" below.)

Wire and electronic funds transfers are subject to a $1,000 minimum and $100,000 maximum.

You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer.

A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

The Berger Information Technology Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts or in the case of redemptions resulting from the death of the shareholder.

30


          ---------------------
            INFORMATION ABOUT
                 YOUR ACCOUNT


--------------------------------------------------------------------------------

EXCHANGING    Shares of the Funds described in this prospectus may be exchanged
SHARES        for shares of any other Berger Fund or for shares in the Cash
              Account Trust Portfolios (the CAT Portfolios). The CAT Portfolios are three separately managed, unaffiliated money market funds: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

              The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to the CAT Portfolios.

              When exchanging shares:

              - Each account must be registered identically -- have the same signatures and addresses.

              - Each Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

              - You may exchange out of each of the Berger Funds up to four times per calendar year. At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

              - You may exchange by telephone, online access or mail.

              - You are responsible for obtaining and reading the prospectus for the Fund or CAT Portfolio into which you are exchanging.

              - An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

              - Exchanges into any new Fund or CAT Portfolio are subject to that Fund's or Portfolio's initial and subsequent investment minimums.

              - The Berger Information Technology Fund will deduct a 1% redemption fee from the amount you exchange if you exchange shares of that Fund held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts.

              The Funds may terminate or modify the exchange privilege in the future.

--------------------------------------------------------------------------------

SIGNATURE     The Funds use Signature Guarantees to protect you and the Funds
GUARANTEES/   from possible fraudulent requests for redeemed shares. Your
SPECIAL       redemption request must be in writing and accompanied by a
DOCUMENTATION Signature Guarantee if:

              - Your request exceeds $100,000.

              - You request that payment be made to a name other than the one on your account registration.

              - You request that payment be mailed to an address which has been changed within 30 days of your redemption request or to an address other than the one of record.

              - You change or add information relating to your designated bank.

              Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

              You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

              Make sure the Signature Guarantee appears:

              - Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

              - On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) which may be obtained from a bank or broker.

              Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 551-5849 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958.

--------------------------------------------------------------------------------

YOUR          The price at which you buy, sell or exchange Fund shares is the
SHARE         share price or net asset value (NAV). The share price for each
PRICE         Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding.
              For Funds offering more than one class of shares, share price is calculated separately for each class.

              Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

              FOR A PURCHASE, REDEMPTION OR EXCHANGE OF FUND SHARES, YOUR PRICE IS THE SHARE PRICE NEXT CALCULATED AFTER YOUR REQUEST IS RECEIVED IN GOOD ORDER AND ACCEPTED BY THE FUND, ITS AUTHORIZED AGENT OR DESIGNEE. TO RECEIVE A SPECIFIC DAY'S PRICE, YOUR REQUEST MUST BE RECEIVED BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

              When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

              A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

--------------------------------------------------------------------------------

OTHER         SECURITY CONSIDERATIONS
INFORMATION   You may give up some level of security by choosing to buy or sell
ABOUT YOUR    shares by telephone or online, rather than by mail. The Funds use
ACCOUNT       procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. The Funds, and their service providers, are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.


              CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS
              After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed. Exception: Shares purchased under Systematic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.


              SHAREHOLDER REPORTS
              To reduce expenses, a Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 551-5849 if you need additional copies of financial reports or prospectuses.


              SHARE CERTIFICATES
              To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the certificate along with your redemption or exchange request. If you have lost your certificate, please call us at (800) 551-5849.

              PURCHASES THROUGH BROKER-DEALERS
              You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments which are not applicable if you buy shares directly from the Funds.

              THIRD PARTY ADMINISTRATORS
              Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Funds through those companies. A Fund's advisor or a Fund (if approved by its directors or trustees) may pay

32

--------------------------------------------------------------------------------

              fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

              DATE-RELATED INFORMATION
              Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Funds' advisors are addressing these issues for their computers and are getting reasonable assurances from the Funds' other major service providers that they too are addressing these issues to preserve smooth functioning of the Funds' trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

              These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Funds' investment managers consider these issues when evaluating investments for the Funds.

              REDEMPTIONS IN-KIND
              Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

              ACCOUNT MINIMUMS
              The Funds will charge all shareholder accounts with a balance of less than $2,000 an annual fee of $10 unless the shareholder account is making automatic monthly investments. This charge is designed to help offset the proportionately higher costs of maintaining small accounts.

              This charge will apply to accounts that have been over $2,000 at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

              Shares in accounts that do not meet the minimum balance requirement applicable to them as described below may also be subject to involuntary redemption by the Funds.

              REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS
              To reduce their expenses, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in your account if your balance drops below $2,000 -- but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before a Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum. Existing shareholders of the following Funds have lower minimum balance requirements and must maintain these minimum balances to avoid involuntary redemption:


              ----------------------------------------------------------------------------------------------------------------------
                                                 IF YOUR SHARES WERE         YOUR MINIMUM   IF YOUR SHARES WERE         YOUR MINIMUM
              FUND                               PURCHASED BEFORE...   ACCOUNT BALANCE IS   PURCHASED BEFORE...   ACCOUNT BALANCE IS
              ----------------------------------------------------------------------------------------------------------------------
              Berger Growth and Income Fund         January 26, 1996                 $250     November 28, 1996                 $500
              ----------------------------------------------------------------------------------------------------------------------
              Berger Small Company Growth Fund      January 26, 1996                 $250     November 28, 1996                 $500
              ----------------------------------------------------------------------------------------------------------------------
              Berger New Generation Fund                                                      November 28, 1996               $1,000
              ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTIONS DISTRIBUTIONS OF INCOME AND GAINS
AND TAXES     Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The
              Funds generally make two different kinds of distributions:

              - Capital gains from the sale of portfolio securities held by a fund. Each Fund will distribute any net realized capital gains annually, normally in December.

              - Net investment income from interest or dividends received on securities held by a fund. The Funds will distribute their investment income as follows:


              --------------------------------------------------------------------------------
                                                                 DISTRIBUTIONS OF
              FUND                                               NET INVESTMENT INCOME
              --------------------------------------------------------------------------------
              Berger Growth and Income Fund                                          QUARTERLY
                                                                     (normally in March, June,
                                                                       September and December)
              --------------------------------------------------------------------------------
              Berger Balanced Fund                                                   QUARTERLY
                                                                     (normally in March, June,
                                                                       September and December)
              --------------------------------------------------------------------------------
              All other Berger Funds                                                  ANNUALLY
                                                                        (normally in December)
              --------------------------------------------------------------------------------


              YOUR TAXES
              You generally will owe tax on amounts distributed to you by the Funds in any non-retirement account whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

              Distributions made by the Funds to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Berger Growth and Income Fund and the Berger Balanced Fund normally will also distribute net investment income, which is taxed as ordinary income. The other Berger Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed to you.

              If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

              ADDITIONAL TAX INFORMATION
              You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

--------------------------------------------------------------------------------

TAX-SHELTERED The Funds offer several tax-qualified retirement plans for
RETIREMENT    individuals, businesses and nonprofit organizations. For
PLANS         information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call (800)
              551-5849 or write to the Berger Funds, P.O. Box 219958, Kansas
              City, MO 64121-9958. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at
              (800) 259-2820.

34

          ---------------------
                 ORGANIZATION
                OF THE BERGER
                 FUNDS FAMILY

--------------------------------------------------------------------------------

INVESTMENT    The following companies provide investment management and
MANAGERS      administrative services to the Funds. The advisory fees paid to them for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.


              Effective October 1, 1999, the advisory fee for certain Funds was reduced and the administrative fee charged to these Funds was eliminated. These fee reductions are reflected earlier in this prospectus in the expense information for each Fund.

              BERGER LLC (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 25 years. When acting as investment advisor, Berger LLC is responsible for managing the investment operations of the Funds. Berger LLC also provides administrative services to the Funds.

              BBOI WORLDWIDE LLC (210 University Blvd., Suite 700, Denver, CO 80206) was formed in 1996 as a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM). As investment advisor, BBOI oversees, evaluates and monitors the investment advisory services provided by BIAM as sub-advisor. BBOI also provides administrative services to the Berger/BIAM International Fund.


              Berger LLC and BIAM entered into an agreement to dissolve BBOI Worldwide. The dissolution of BBOI will have no effect on the investment advisory services provided to the Fund or on the fees borne by the Fund for advisory services. Contingent upon shareholder approval, when BBOI Worldwide is dissolved, Berger LLC will become the Fund's advisor and BIAM will continue to be responsible for day-to-day management of the Fund's portfolio as sub-advisor. If approved by shareholders, these advisory changes are expected to take place in the first half of this year.


              BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (BIAM) (20 Horseneck Lane, Greenwich, CT 06830 [representative office];
              26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-advisor, BIAM provides day-to-day management of the investment operations of the Berger/BIAM International Portfolio.


              PERKINS, WOLF, MCDONNELL & COMPANY (PWM) (53 West Jackson Boulevard, Suite 722, Chicago, IL 60604) served as investment advisor to the Berger Small Cap Value Fund (then known as The Omni Investment Fund) from 1987 to February 1997, when PWM became the sub-advisor to the Fund. As sub-advisor, PWM provides day-to-day management of the investment operations of the Berger Small Cap Value Fund and the Berger Mid Cap Value Fund.


              BAY ISLE FINANCIAL CORPORATION (Bay Isle) (160 Sansome Street, 17th Floor, San Francisco, CA 94104) has been in the investment advisory business since 1987. Bay Isle served as investment advisor to the Berger Information Technology Fund (then known as the InformationTech 100-Registered Trademark- Fund) from its inception in April 1997 until July 1999, when Bay Isle became sub-advisor to the Fund. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations.

              ----------------------------------------------------------------------------------------------------------------
              FUND                  ADVISORY FEE      THE FUND'S INVESTMENT MANAGER
                                    PAID BY FUND
              ----------------------------------------------------------------------------------------------------------------
              BERGER INFORMATION    0.90% paid to     WILLIAM F. K. SCHAFF, co-founder, co-owner and Chief Investment Officer
              TECHNOLOGY FUND       Berger LLC(1)     of Bay Isle, has been the investment manager for the Berger Information
                                                      Technology Fund since its inception in April 1997. Mr. Schaff has been managing accounts of Bay Isle clients since 1987.
              ----------------------------------------------------------------------------------------------------------------
              BERGER NEW GENERATION 0.90% paid to     MARK S. SUNDERHUSE, Senior Vice President of Berger LLC, is the
              FUND                  Berger LLC        investment manager of the Berger New Generation Fund. Mr. Sunderhuse joined Berger LLC in January 1998 and assumed management of the Fund in
                                                      January 1999. Mr. Sunderhuse has more than eleven years of experience in the investment management industry.
              ----------------------------------------------------------------------------------------------------------------
              BERGER SELECT FUND    0.75% paid to     TINO R. SELLITTO (see Berger Growth Fund), AMY K. SELNER (see Berger
                                    Berger LLC        Small Company Growth Fund) and MARK S. SUNDERHUSE (see Berger New
                                                      Generation Fund) assumed co-management of the Berger Select Fund in
                                                      May 1999.
              ----------------------------------------------------------------------------------------------------------------
              BERGER SMALL COMPANY  0.90% paid to     AMY K. SELNER, Vice President of Berger LLC, is the investment manager
              GROWTH FUND           Berger LLC        of the Berger Small Company Growth Fund. Ms. Selner joined Berger LLC as a senior technology analyst in April 1996 and assumed management of the
                                                      Fund in November 1998. Ms. Selner has more than eight years of experience in the investment industry.
              ----------------------------------------------------------------------------------------------------------------
              BERGER SMALL CAP      0.90% paid to     ROBERT H. PERKINS has been the investment manager for the Berger Small
              VALUE FUND            Berger LLC        Cap Value Fund since its inception in October 1987. Mr. Perkins has been an investment manager since 1970 and serves as President and a director of Perkins, Wolf, McDonnell & Company. THOMAS M. PERKINS has been an investment manager since 1974 and joined PWM as a portfolio manager in
                                                      1998. Thomas Perkins assumed co-management of the Fund in January 1999.
              ----------------------------------------------------------------------------------------------------------------
              BERGER MID CAP GROWTH 0.75% paid to     AMY K. SELNER assumed management of the Fund at its inception in
              FUND                  Berger LLC        December 1997.
              ----------------------------------------------------------------------------------------------------------------
              BERGER MID CAP VALUE  0.75% paid to     THOMAS M. PERKINS AND ROBERT H. PERKINS have served as co-investment
              FUND                  Berger LLC        managers of the Berger Mid Cap Value Fund since its inception in August
                                                      1998.
              ----------------------------------------------------------------------------------------------------------------
              BERGER GROWTH FUND    0.75% paid to     TINO R. SELLITTO, Vice President of Berger LLC, is the investment
                                    Berger LLC        manager of the Berger Growth Fund. Mr. Sellitto joined Berger as a senior equity analyst in January 1998 and assumed co-management of the
                                                      Fund in May 1999 and sole management of the Fund in January 2000.
                                                      Mr. Sellitto has more than five years of experience in the investment industry.
              ----------------------------------------------------------------------------------------------------------------
              BERGER/BIAM           0.90% paid to     BIAM, using a team approach, has been the investment manager for the
              INTERNATIONAL FUND    BBOI Worldwide    Portfolio, in which the Fund is invested, since its inception in 1996.
                                    LLC(1)            BIAM is the sub-advisor to the Portfolio and is part of Bank of
                                                      Ireland's asset management group, established in 1966. Most of the team of investment professionals have been with the group for at least ten years.
              ----------------------------------------------------------------------------------------------------------------
              BERGER GROWTH AND     0.75% paid to     TINO R. SELLITTO assumed management of the Fund in November 1998.
              INCOME FUND           Berger LLC
              ----------------------------------------------------------------------------------------------------------------
              BERGER BALANCED FUND  0.70% paid to     TINO R. SELLITTO (see Berger Growth Fund), AMY K. SELNER (see Berger
                                    Berger LLC        Small Company Growth Fund, and MARK S. SUNDERHUSE (See Berger New
                                                      Generation Fund), are interim co-investment managers of the Berger
                                                      Balanced Fund, assuming management of the Fund in January 2000.
              ----------------------------------------------------------------------------------------------------------------


(1) After waivers, advisory fees paid were: Berger Information Technology Fund .43%; and Berger/BIAM International Fund .89% for the fiscal year ended
September 30, 1999.

36

--------------------------------------------------------------------------------

              PORTFOLIO TURNOVER
              Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds and in higher net taxable gains for you as an investor. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Berger Funds Family."

--------------------------------------------------------------------------------

12b-1         The Funds are "no-load" funds, meaning that you pay no sales
ARRANGEMENTS  charge or commissions when you buy or sell Fund shares. However, each Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of its shares. Berger LLC is entitled to be paid a fee under each plan of 0.25% of each Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

--------------------------------------------------------------------------------

SPECIAL FUND  MULTI-CLASS
STRUCTURES    The Berger Information Technology Fund, the Berger New Generation
              Fund, the Berger Small Company Growth Fund and the Berger Small
              Cap Value Fund each currently has two classes of shares. The
              Investor Shares offered in this prospectus are available to the general public. The other class of shares, Institutional Shares, are offered through a separate prospectus and are designed for investors who maintain a minimum account balance of $250,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The
              12b-1 plans adopted by these Funds apply only to the Investor
              Shares. For more information on Institutional Shares, please call
              (800) 259-2820.

              MASTER/FEEDER
              The Berger/BIAM International Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger/BIAM International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the International Equity Fund and the Berger/BIAM International CORE Fund, each of which has a minimum balance requirement of $1,000,000 and its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.

              The Fund may withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment advisor. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.

              For more information on multi-class and master/feeder fund structures, see the SAI.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            FOR THE BERGER FUNDS
                                                                          FAMILY

--------------------------------------------------------------------------------

The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Except as otherwise noted, PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.


--------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND ~ INVESTOR SHARES
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------


                                                                     PERIOD FROM JULY 2, 1999(1)
                                                                         TO SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $53.47
From investment operations
   Net investment income (loss)                                                          (0.00)(5)
   Net realized and unrealized gains (losses) on investments
      and foreign currency transactions                                                   3.99
Total from investment operations                                                          3.99
Net asset value, end of period                                                          $57.46
Total Return(2)                                                                           7.46%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                                                $4,811
Net expense ratio to average net assets(3)                                                1.83%(4)
Ratio of net income (loss) to average net assets                                         (1.58)%(4)
Gross expense ratio to average net assets                                                 2.16%(4)
Portfolio turnover rate(2)                                                                  31%


1. Commencement of investment operations for Investor Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Amount represents less than $0.01 per share.

38

--------------------
FINANCIAL HIGHLIGHTS
FOR THE BERGER
FUNDS FAMILY


--------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------


The following financial highlights are for the Fund for periods ending February 28, 1998 and 1999, and for the period from March 1, 1999 to July 1, 1999, prior to the Fund's reorganization. Prior to the Fund's reorganization on July 2, 1999, the Fund was known as the InformationTech 100 -Registered Trademark- Fund. At the time of the reorganization, the Fund adopted share classes and first began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table. Unless otherwise noted, this information was audited by the Fund's prior independent accountants. Their report appears in the 1999 Annual Report to Shareholders of the InformationTech 100-Registered Trademark- Fund and is available from the Fund without charge upon request. The information for the period March 1, 1999 to July 1, 1999 is unaudited.


                                                         PERIOD FROM
                                                        MARCH 1, 1999                                PERIOD FROM
                                                      TO JULY 1, 1999         YEAR ENDED           APRIL 8, 1997(1)
                                                          (UNAUDITED)      FEBRUARY 28, 1999     TO FEBRUARY 28, 1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $44.36                 $30.15                   $20.00
From investment operations
   Net investment income (loss)                                 (0.19)                 (0.31)                   (0.10)
   Net realized and unrealized gains (losses) on
       investments and foreign currency transactions            10.02                  14.52                    10.25
Total from investment operations                                 9.83                  14.21                    10.15

Less dividends and distributions
   Distributions (from capital gains)                           (0.72)                  --                        --
Total dividends and distributions                               (0.72)                  --                        --
Net asset value, end of period                                 $53.47                 $44.36                   $30.15
Total Return(2)                                                 20.54%                 47.13%                  50.75%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                      $18,101                $12,446                   $2,674
Net expense ratio to average net assets(3)                       1.48%(4)               1.50%                    1.50%(4)
Ratio of net income (loss) to average net assets                (1.22)%(4)             (1.19)%                  (1.01)%(4)
Gross expense ratio to average net assets                        2.03%(4)               2.67%                   12.17%(4)
Portfolio turnover rate(2)                                         11%                    35%                      33%


1. Commencement of investment operations for the Fund.
2. Not annualized
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                                  FOR THE BERGER
                                                                    FUNDS FAMILY

--------------------------------------------------------------------------------

BERGER NEW GENERATION FUND ~ INVESTOR SHARES
For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                                          PERIOD FROM MARCH 29,
                                                         YEARS ENDED SEPTEMBER 30,     1996(1) TO SEPTEMBER 30,
                                                        1999       1998       1997                        1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $12.66     $14.72      $11.82                     $10.00
From investment operations
   Net investment income (loss)                        (0.00)(6)    --        (0.13)                      0.56
   Net realized and unrealized gains (losses) on investments
      and foreign currency transactions                13.61      (2.06)       3.64                       1.26
Total from investment operations                       13.61      (2.06)       3.51                       1.82

Less dividends and distributions
   Dividends (from net investment income)                --        --         (0.61)                        --
   Distributions (from capital gains)                  (0.50)       --          --                          --
Total dividends and distributions                      (0.50)       --        (0.61)                        --
Net asset value, end of period                        $25.77     $12.66      $14.72                     $11.82
Total Return(2)                                       110.82%    (13.99)%     31.53%                     18.20%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $330,938   $113,693    $190,164                   $116,912
Net expense ratio to average net assets(3)              1.54%      1.72%       1.89%                      1.90%(4)
Ratio of net income (loss) to average net assets       (1.29)%    (1.37)%     (1.51)%                    12.35%(4)
Gross expense ratio to average net assets               1.54%      1.72%       1.89%                      2.09%(4)
Portfolio turnover rate(2)                               168%       243%        184%                       474%(5)


1. Commencement of investment operations for Investor Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Portfolio turnover was greater than anticipated during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.
6. Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
BERGER SELECT FUND
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------


                                                                                                 PERIOD FROM
                                                             YEAR ENDED                 DECEMBER 31, 1997(1)
                                                     SEPTEMBER 30, 1999                TO SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $13.26                               $10.00
From investment operations
   Net investment income (loss)                                    0.01                                 0.07
   Net realized and unrealized gains (losses) on investments
      and foreign currency transactions                            6.80                                 3.19
Total from investment operations                                   6.81                                 3.26

Less dividends and distributions
   Dividends (from net investment income)                         (0.05)                                 --
   Dividends (in excess of net investment income)                 (0.01)                                 --
   Distributions (from capital gains)                             (0.84)                                 --
Total dividends and distributions                                 (0.90)
Net asset value, end of period                                   $19.17                               $13.26
Total Return(2)                                                   53.06%                               32.60%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                       $101,352                              $41,571
Net expense ratio to average net assets(3)                         1.29%                                1.48%(5)
Ratio of net income (loss) to average net assets                   0.27%                                1.13%(5)
Gross expense ratio to average net assets                          1.29%                                1.48%(5)
Portfolio turnover rate(2)                                          696%                                1486%(4)


1. Commencement of investment operations.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.
5. Annualized.

40

--------------------
FINANCIAL HIGHLIGHTS
FOR THE BERGER
FUNDS FAMILY


-----------------------------------------------------------------------
BERGER SMALL COMPANY GROWTH FUND ~ INVESTOR SHARES
For a Share Outstanding Throughout the Period
-----------------------------------------------------------------------


                                                                    YEARS ENDED SEPTEMBER 30,
                                                        1999       1998        1997        1996         1995
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $3.61      $5.33       $4.74       $3.61        $2.74
From investment operations
   Net investment income (loss)                        (0.00)(1)     --       (0.05)      (0.03)       (0.02)
   Net realized and unrealized gains (losses) on
      investments and foreign currency transactions     1.95      (1.24)       0.84        1.16         0.89
Total from investment operations                        1.95      (1.24)       0.79        1.13         0.87

Less dividends and distributions
   Dividends (from net investment income)                 --         --          --          --        (0.00)(1)
   Distributions (from capital gains)                  (0.70)     (0.48)      (0.20)         --           --
Total dividends and distributions                      (0.70)     (0.48)      (0.20)         --           --
Net asset value, end of period                         $4.86      $3.61       $5.33       $4.74        $3.61
Total Return                                           62.78%    (24.70)%     17.68%      31.30%       31.90%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $675,637   $561,741    $902,685    $871,467     $522,667
Net expense ratio to average net assets(2)              1.60%      1.48%       1.67%       1.68%        1.89%
Ratio of net income (loss) to average net assets       (1.21)%    (1.01)%     (1.09)%     (0.97)%      (0.74)%
Gross expense ratio to average net assets               1.60%      1.59%       1.67%       1.68%        1.89%
Portfolio turnover rate                                  128%        97%        111%         91%         109%


1. Amount represents less than $0.01 per share.
2. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


--------------------------------------------------------------------------------
  BERGER SMALL CAP VALUE FUND ~ INVESTOR SHARES
  For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------



                                                                                                   PERIOD FROM
                                                        YEARS ENDED SEPTEMBER 30,         FEBRUARY 14, 1997(1)
                                                       1999                   1998       TO SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                  $17.58                 $22.28                   $17.24
  From investment operations
     Net investment income (loss)                        (0.02)                  0.42                     0.03
     Net realized and unrealized gains (losses) on investments
        and foreign currency transactions                 4.26                  (2.58)                    5.01
  Total from investment operations                        4.24                  (2.16)                    5.04

  Less dividends and distributions
     Dividends (from net investment income)              (0.07)                 (0.17)                      --
     Distributions (from capital gains)                  (0.81)                 (2.37)                      --
  Total dividends and distributions                      (0.88)                 (2.54)                      --
  Net asset value, end of period                        $20.94                 $17.58                   $22.28
  Total Return(2)                                        24.69%                (10.98)%                  29.23%

  Ratios/Supplemental Data:
  Net assets, end of period (in thousands)            $374,063               $108,465                  $55,211
  Net expense ratio to average net assets(3)              1.37%                  1.56%                    1.66%(4)
  Ratio of net income (loss) to average net assets        1.36%                  0.87%                    0.60%(4)
  Gross expense ratio to average net assets               1.37%                  1.56%                    1.66%(4)
  Portfolio turnover rate(2)                                66%                    69%                      81%


1. Commencement of investment operations for Investor Shares.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                                  FOR THE BERGER
                                                                    FUNDS FAMILY

--------------------------------------------------------------------------------
The following supplemental financial highlights are for the Berger Small Cap Value Fund for periods before February 14, 1997, when the Fund first adopted share classes and began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table.

Except for information for the period January 1, 1997, through February 14, 1997, the information in the table was audited by the Fund's prior independent accountants. The information for the period January 1, 1997, through February 14, 1997, is unaudited.


--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------

                        PERIOD FROM
                         JANUARY 1,
                            1997 TO
                       FEBRUARY 14,
                            1997(2)                                   YEARS ENDED DECEMBER 31,
                        (UNAUDITED)         1996     1995     1994      1993     1992     1991    1990     1989    1988    1987(1)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data:(3)
Net asset value, beginning
   of period                 $16.48       $14.57   $12.75   $13.99    $13.39   $11.39    $9.23  $12.19   $11.21  $10.06  $11.33
From investment operations
   Net investment income
   (loss)                     (0.02)        0.12     0.09    (0.01)     0.03     0.09     0.14    0.28     0.23    0.24    0.21
   Net realized and
      unrealized gains
      (losses) on
      investments              0.78         3.62     3.23     0.91      2.14     2.14     2.16   (2.95)    2.71    1.77   (0.29)
Total from investment
   operations                  0.76         3.74     3.32     0.90      2.17     2.23     2.30   (2.67)    2.94    2.01   (0.08)

Less dividends and
   distributions
   Dividends (from net
      Investment income)       0.00        (0.11)   (0.09)    0.00     (0.03)   (0.10)   (0.14)  (0.29)   (0.22)  (0.24)  (0.20)
   Distributions (from
      capital gains)           0.00        (1.72)   (1.41)   (2.14)    (1.54)   (0.13)    0.00    0.00    (1.74)  (0.62)  (0.99)
Total dividends and
   distributions               0.00        (1.83)   (1.50)   (2.14)    (1.57)   (0.23)   (0.14)  (0.29)   (1.96)  (0.86)  (1.19)
Net asset value, end of
   period                    $17.24       $16.48   $14.57   $12.75    $13.99   $13.39   $11.39   $9.23   $12.19  $11.21  $10.06
Total Return(4)                4.61%       25.58%   26.07%    6.74%    16.25%   19.59%   25.01% (21.94)%  26.44%  20.09%  (0.68)%

Ratios/Supplemental Data:
Net assets, end of period
   (in thousands)           $38,622      $36,041  $31,833  $18,270   $16,309  $14,007  $11,940  $9,839  $13,576  $9,976  $6,748
Ratio of net income (loss)
   to average net assets      (0.87)%(5)    0.69%    0.64%   (0.04)%    0.18%    0.73%    1.24%   2.34%    1.85%   2.33%   1.87%(5)
Gross expenses to average
   net assets                  2.04%(5)     1.48%    1.64%    1.43%     1.31%    1.41%    1.52%   1.84%    1.78%   1.44%   1.69%(5)
Portfolio turnover rate          27%          69%      90%     125%      108%     105%     130%    146%     118%    103%    189%


1. Covers the period from February 1, 1987 to December 31, 1987. Effective October 20, 1987, the Fund became publicly registered under the Investment Company Act of 1940. Prior thereto, its shares were not publicly offered.
2. Commencement of Investor Shares class.
3. All per share amounts prior to December 31, 1994 have been adjusted for a 10 for 1 share split which occurred September 30, 1994.
4. Not annualized for periods of less than one full year.
5. Annualized.

42

--------------------
FINANCIAL HIGHLIGHTS
FOR THE BERGER
FUNDS FAMILY


--------------------------------------------------------------------------------
BERGER MID CAP GROWTH FUND
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------


                                                                                                 PERIOD FROM
                                                                        YEAR ENDED       DECEMBER 31,1997(1)
                                                                 SEPTEMBER 30,1999     TO SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $10.93                    $10.00
From investment operations                                                                               --
   Net investment income (loss)                                              (0.00)(5)
   Net realized and unrealized gains (losses) on investments
      and foreign currency transactions                                      11.10                      0.93
Total from investment operations                                             11.10                      0.93

Less dividends and distributions
   Distributions (from capital gains)                                        (0.21)                       --
Total dividends and distributions                                            (0.21)                       --
Net asset value, end of period                                              $21.82                    $10.93
Total Return(2)                                                             102.76%                     9.30%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                                   $25,550                    $4,283
Net expense ratio to average net assets(3)                                    1.78%                     2.00%(4)
Ratio of net income (loss) to average net assets                             (1.03)%                   (0.82)%(4)
Gross expense ratio to average net assets                                     1.78%                     2.46(4)
Portfolio turnover rate(2)                                                     178%                      262%


1. Commencement of investment operations.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.
5. Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------

BERGER MID CAP VALUE FUND
For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                                              PERIOD FROM
                                                                     YEAR ENDED          AUGUST 12, 1998(1)
                                                             SEPTEMBER 30, 1999     TO SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.33                    $10.00
From investment operations
   Net investment income (loss)                                            0.07                      0.03
   Net realized and unrealized gains (losses) on investments
       and foreign currency transactions                                   2.83                     (0.70)
Total from investment operations                                           2.90                     (0.67)

Less dividends and distributions
   Dividends (from net investment income)                                 (0.06)                       --
Total dividends and distributions                                         (0.06)                       --
Net asset value, end of period                                           $12.17                     $9.33
Total Return(2)                                                           31.12%                    (6.70)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                                $22,918                   $19,710
Net expense ratio to average net assets(3)                                 1.62%                     1.68%(4)
Ratio of net income (loss) to average net assets                           0.54%                     2.30%(4)
Gross expense ratio to average net assets                                  1.62%                     1.68%(4)
Portfolio turnover rate(2)                                                  154%                       25%


1. Commencement of investment operations.
2. Not annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4. Annualized.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                                  FOR THE BERGER
                                                                    FUNDS FAMILY

--------------------------------------------------------------------------------

BERGER GROWTH FUND
For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                     1999        1998      1997(1)     1996(1)      1995(1)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.99         $21.51      $19.64      $18.89       $15.96
From investment operations
   Net investment income (loss)                     (0.00)(2)         --        (0.09)      (0.08)       (0.04)
   Net realized and unrealized gains (losses) on
      investments and foreign currency transactions  4.55          (2.57)       4.73        1.76         2.97
Total from investment operations                     4.55          (2.57)       4.64        1.68         2.93

Less dividends and distributions
   Distributions (from capital gains)               (0.98)         (6.95)      (2.77)      (0.93)          --
Total dividends and distributions                   (0.98)         (6.95)      (2.77)      (0.93)          --
Net asset value, end of period                     $15.56         $11.99      $21.51      $19.64       $18.89
Total Return                                        38.96%        (16.08)%     26.50%       9.36%       18.36%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $1,333,794     $1,286,828  $1,889,048  $2,012,706   $2,205,678
Net expense ratio to average net assets(3)           1.36%          1.38%       1.41%       1.42%        1.49%
Ratio of net income (loss) to average net assets    (0.38)%       (0.38)%     (0.40)%     (0.43)%      (0.28)%
Gross expense ratio to average net assets            1.36%          1.38%       1.41%       1.42%        1.49%
Portfolio turnover rate                               274%           280%        200%        122%         114%


1. Per share calculations for the period were based on average shares outstanding.
2. Amount represents less than $0.01 per share.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


--------------------------------------------------------------------------------
  BERGER/BIAM INTERNATIONAL FUND
  For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                                                   PERIOD FROM
                                                                        YEARS ENDED        NOVEMBER 7, 1996(1)
                                                        1999     SEPTEMBER 30, 1998      TO SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.06                 $11.46                     $10.00
From investment operations
   Net investment income (loss)                        (0.07)                 0.50(2)                     0.05
   Net realized and unrealized gains (losses) on
      investments and foreign currency transactions     3.01                  (1.46)(2)                   1.41
Total from investment operations                        2.94                  (0.96)                      1.46

Less dividends and distributions
   Dividends (from net investment income)              (0.47)                 (0.06)                        --
   Distributions (in excess of capital gains)          (0.02)                 (0.38)                        --
Total dividends and distributions                      (0.49)                 (0.44)                        --
Net asset value, end of period                        $12.51                 $10.06                     $11.46
Total Return(3)                                        29.64%                 (8.46)%                    14.60%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)             $23,014                $16,515                    $18,673
Net expense ratio to average net assets(4,5)            1.76%                  1.80%                      1.90%(6)
Ratio of net income (loss) to average net assets       (0.01)%                 2.20%                      0.61%(6)
Gross expense ratio to average net assets(5)             1.77%                  1.83%                      1.99%(6)
Portfolio turnover rate(3,7)                              16%                    17%                        17%


1. Commencement of investment operations.
2. Restated.
3. Not annualized.
4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.
5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.
6. Annualized.
7. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

44

--------------------
FINANCIAL HIGHLIGHTS
      FOR THE BERGER
        FUNDS FAMILY

--------------------------------------------------------------------------------
The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Berger/BIAM International Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect the increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown.

The table covers the period from the beginning of the pool through October 11, 1996, when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.



--------------------------------------------------------------------------------
INTERNATIONAL EQUITY POOL
ADJUSTED SELECTED DATA (UNAUDITED)
For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                PERIOD FROM                                                        PERIOD FROM
                                 JANUARY 1,                                                           JULY 31,
                                    1996 TO                                                           1989(1) TO
                                 OCTOBER 11                 YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                    1996(2)     1995     1994    1993     1992     1991     1990          1989
--------------------------------------------------------------------------------------------------------------------------
Per Share Data:(3)
Net asset value, beginning of
   period                            $8.94      $7.52    $8.16   $5.98    $5.43    $4.80    $5.00         $4.11
From investment operations
   Net investment income (loss)       0.11       0.12     0.06    0.10     0.08     0.08     0.06          0.02
Net realized and unrealized
   gain (loss) on
   investments                        0.95       1.30    (0.70)   2.08     0.47     0.55    (0.26)         0.87
Total from investment operations      1.06       1.42    (0.64)   2.18     0.55     0.63    (0.20)         0.89
Net asset value, end of period      $10.00      $8.94    $7.52   $8.16    $5.98    $5.43    $4.80         $5.00
Total Return(3)                      11.91%     18.78%   (7.80)% 36.38%   10.21%   13.18%   (4.11)%       21.80%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)                     $4,482     $5,662   $6,215  $5,495   $3,016   $2,364   $1,201          $916
Net expense ratio to average net
   assets(3,4)                        1.78%(5)   1.78%    1.78%   1.78%    1.78%    1.78%    1.78%         1.78%(5)
Ratio of net income (loss) to
   average net assets(3)              1.11%(5)   1.03%    0.42%   0.92%    0.78%    1.26%    0.79%        (0.47)%(5)
Gross expense ratio to
   average net assets(3)              1.83%(5)   1.83%    1.83%   1.83%    1.83%    1.83%    1.83%         1.83%(5)
Portfolio turnover rate                 30%        34%      62%     41%      36%      27%      31%          413%

1. Commencement of operations of the pool.
2. Commencement of operations of the Portfolio in which the Fund is invested.
3. Adjusted to reflect the increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses, net of fee waivers. Additionally, total return is not annualized for periods of less than one full year.
4. Net expenses represent gross expenses less fees that would have been waived by the Advisor of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.
5. Annualized.

--------------------------------------------------------------------------------
BERGER GROWTH AND INCOME FUND
For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                     1999       1998        1997        1996         1995
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $13.60     $16.72      $14.06      $12.89       $11.48
From investment operations
   Net investment income (loss)                        (0.00)(3)   0.04        0.14        0.20         0.16
   Net realized and unrealized gains (losses) on
      investments and foreign currency transactions     4.53      (0.30)       4.28        1.17         1.43
Total from investment operations                        4.53      (0.26)       4.42        1.37         1.59

Less dividends and distributions
   Dividends (from net investment income)                         (0.03)      (0.13)      (0.20)       (0.18)
   Dividends (in excess of net investment income)      (0.01)     (0.01)         --          --           --
   Distributions (from capital gains)                  (2.80)     (2.82)      (1.63)         --           --
Total dividends and distributions                      (2.81)     (2.86)      (1.76)      (0.20)       (0.18)
Net asset value, end of period                        $15.32     $13.60      $16.72      $14.06       $12.89
Total Return                                           38.67%     (1.60)%     34.56%      10.66%       14.05%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $379,356   $301,330    $357,023    $315,538     $354,396
Net expense ratio to average net assets(1)              1.35%      1.44%       1.51%       1.56%        1.64%
Ratio of net income (loss) to average net assets       (0.22)%     0.25%       0.87%       1.39%        1.33%
Gross expense ratio to average net assets               1.35%      1.44%       1.51%       1.56%        1.64%
Portfolio turnover rate                                  173%       417%(2)     173%        112%          85%


1. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
2. Portfolio turnover was greater than anticipated during this period due to higher than normal trading activity undertaken in response to market conditions that existed at that time.
3. Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
BERGER BALANCED FUND
For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                 YEARS ENDED SEPTEMBER 30,
                                                             1999                     1998(1)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $13.28                   $10.00
From investment operations
   Net investment income                                         0.23                     0.22
   Net realized and unrealized gains on investments
      and foreign currency transactions                          4.69                     5.17
Total from investment operations                                 4.92                     5.39

Less dividends and distributions
   Dividends (from net investment income)                       (0.23)                   (0.21)
   Distributions (from capital gains)                           (1.35)                   (1.90)
Total dividends and distributions                               (1.58)                   (2.11)
Net asset value, end of period                                 $16.62                   $13.28
Total Return                                                    39.41%                   56.77%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                     $122,766                  $30,721
Net expense ratio to average net assets(2)                       1.23%                    1.50%
Ratio of net income to average net assets                        1.63%                    1.81%
Gross expense ratio to average net assets                        1.23%                    1.57%
Portfolio turnover rate                                           227%                     658%(3)


1. The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.
2. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
3. Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

[LOGO]
Berger-Registered Trademark-


FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Funds' semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by writing or calling the Funds at:
Berger Funds P.O. Box 219958 Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com


Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBERS:

Berger Investment Portfolio Trust       811-8046    Berger Omni Investment Trust            811-4273
-  Berger Information Technology                    -  Berger Small Cap Value Fund -
   Fund - Investor Shares                              Investor Shares
-  Berger New Generation Fund -                     Berger Growth Fund, Inc.                811-1382
   Investor Shares                                  -  Berger Growth Fund
-  Berger Select Fund                               Berger/BIAM Worldwide Funds Trust       811-07669
-  Berger Small Company Growth Fund -               -  Berger/BIAM International Fund
   Investor Shares                                  Berger Growth and Income Fund, Inc.     811-1383
-  Berger Mid Cap Growth Fund                       -  Berger Growth and Income Fund
-  Berger Mid Cap Value Fund
-  Berger Balanced Fund




                                                                         COMPROS

                                                    BERGER INFORMATION
                                                    TECHNOLOGY FUND -
                                                    INSTITUTIONAL SHARES






                                                    PROSPECTUS January 31, 2000









                                 [LOGO]








The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS and THE BERGER MOUNTAIN LOGO are registered trademarks of Berger LLC; BERGER INFORMATION TECHNOLOGY FUND is a trademark of Berger LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                                                               i
                    BERGER INFORMATION TECHNOLOGY FUND INSTITUTIONAL SHARES

                                    CONTENTS


   BERGER FUNDS-REGISTERED TRADEMARK- are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Institutional Shares of the Berger Information Technology Fund. These shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries, who are willing to maintain a minimum account balance of $250,000. Institutional Shares are also made available for purchase and dividend reinvestment in the account of all holders of Institutional Shares who received their shares in the Fund's reorganization on July 2, 1999.



BERGER INFORMATION TECHNOLOGY FUND-TM- -- INSTITUTIONAL
SHARES......................................................    1
The Fund's Goal and Principal Investment Strategies.........    1
Principal Risks.............................................    1
The Fund's Past Performance.................................    2
Fund Expenses...............................................    3

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS......    4
Risk and Investment Glossary................................    4

BUYING SHARES...............................................    9
SELLING (REDEEMING) SHARES..................................   10
Exchanging Shares...........................................   12
Signature Guarantees/Special Documentation..................   12
Your Share Price............................................   13
Other Information About Your Account........................   14
Distributions and Taxes.....................................   16
Tax-Sheltered Retirement Plans..............................   16

ORGANIZATION OF THE FUND....................................   17
Investment Managers.........................................   17
Special Fund Structure......................................   17

FINANCIAL HIGHLIGHTS FOR THE FUND...........................   19

                                    1
     Berger Information Technology Fund Institutional Shares

                                                            TICKER SYMBOL: BINFX

[ICON]  THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund aims for capital appreciation. In pursuing its goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products. The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.

   The Fund's investment manager generally looks for companies:

    - That dominate their industries or a particular market segment

    - That have or are developing products or services that represent significant technological advancements or improvements

    - That have strong fundamentals, strong management and strong product positioning.

   The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

   Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

   Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector.

                                                                               2
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

   See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE


        The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.



   Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.



YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998   62.72%
1999  165.53%


Best quarter:                   12/31/99                    97.76%

Worst quarter:                  9/30/98                     -9.95%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Wilshire 5000 Index (Wilshire 5000). While the Fund does not seek to match the returns of the Wilshire 5000, this index is an indicator of general stock market performance. You may not invest in the Wilshire 5000 and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999



                                                           LIFE OF THE
                                                             FUND
                                                           (APRIL 8,
                                                1 YEAR       1997)
The Fund                                        165.53%       89.90%
Wilshire 5000                                    23.56%       27.99%
-----------------------------------------------------------------------

                                    3
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES

[ICON]  FUND EXPENSES


        As a shareholder in the Fund, you do not pay any sales loads, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.



SHAREHOLDER TRANSACTION EXPENSES

Redemption Fee (as a percentage of amount redeemed or
exchanged if shares held less than 6 months)                      1%
Exchange Fee*                                                   None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM THE FUND)

Management fee(1)                                               .85%
Other expenses(2)                                               .83%
--------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.68%
FEE WAIVER(3)                                                 (.18)%
--------------------------------------------------------------------
NET EXPENSES                                                   1.50%
--------------------------------------------------------------------


* The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.


1. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and; 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.



2. "Other expenses" are estimated expenses for the Institutional Shares class for the first full year of operations of that class, restated as if those expenses had been in effect during the previous fiscal year. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.


3. Under a written contract, the Fund's investment advisor waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Institutional Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets attributable to the Institutional Shares for that fiscal year. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                                                               4
                                        Berger Information Technology Fund
                                                      Institutional Shares

EXAMPLE COSTS

   The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

   Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


                                             THREE       FIVE        TEN
                                  ONE YEAR   YEARS      YEARS       YEARS
Berger Information Technology
Fund
Institutional Shares                $153       $474       $818      $1,791
---------------------------------------------------------------------------


INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

   in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

   LIKE ALL MUTUAL FUNDS, AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT GOAL, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUND.

   The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.


RISK AND INVESTMENT GLOSSARY


   BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. LEVERAGE RISK

                                    5
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES


   CALL RISK is the possibility that an issuer may redeem or "call" a fixed income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.


   COMMON STOCK is a share of ownership (equity) interest in a company.

   COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. MARKET, LIQUIDITY AND INFORMATION RISKS


   CONVERTIBLE SECURITIES(1) are debt or equity securities which may be converted on specified terms into stock of the issuer. MARKET, INTEREST RATE, PREPAYMENT AND CREDIT RISKS


   CORRELATION RISK occurs when the Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

   CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

   CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Fund's investments are converted to U.S. dollars.

   DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.


   FINANCIAL FUTURES(2) are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. HEDGING, CORRELATION, OPPORTUNITY AND LEVERAGE RISKS


   FOREIGN SECURITIES are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION AND POLITICAL RISKS

                                                                               6
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES


   FORWARD FOREIGN CURRENCY CONTRACTS(2) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. HEDGING, CREDIT, CORRELATION, OPPORTUNITY AND LEVERAGE RISKS


   HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")


   ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. MARKET, LIQUIDITY AND TRANSACTION RISKS


   INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.


   INITIAL PUBLIC OFFERING (IPO)(3) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable due to prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size. MARKET, LIQUIDITY AND INFORMATION RISKS


   INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


   INVESTMENT GRADE BONDS are rated BBB (STANDARD & POOR'S) or Baa (MOODY'S) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds. INTEREST RATE, MARKET, CALL AND CREDIT RISKS



   LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. CREDIT RISK


   LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

                                    7
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES

   LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

   MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

   MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

   OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

   OPTIONS(2) are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. HEDGING, CREDIT, CORRELATION AND LEVERAGE RISKS

   POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.


   PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.



   SECTOR FOCUS(4) occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk. MARKET AND LIQUIDITY RISKS


   SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by funds investing in small or mid-sized companies varies by fund. In general, the smaller the company, the greater its risks. MARKET, LIQUIDITY AND INFORMATION RISKS


   SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities. MARKET AND INFORMATION RISKS

                                                                               8
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

   TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

   WRITING (SELLING) COVERED CALL OPTIONS(2) is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered"). The Fund may only write call options up to 25% of its total assets. OPPORTUNITY, CREDIT AND LEVERAGE RISKS

1. The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-advisor considers to be below investment grade.
2. The Fund may use futures, forwards and options only for hedging. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options, although the Fund may have more at risk under these contracts than the initial margin or premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

3. IPOs constituted a significant portion of the Fund's performance during the last fiscal year. However, there can be no assurance that IPOs will continue to have such a significant impact, if the quality or number of available IPOs diminishes or if the Fund grows in size and IPOs become an insignificant part of the Fund's total portfolio.


4.  The security or technique is emphasized by the Fund.

                                    9
      Berger Information Technology Fund
      Institutional Shares

BUYING SHARES


   SEND NEW ACCOUNT APPLICATIONS TO
   Berger Funds
   P.O. Box 219958
   Kansas City, MO 64121-9958


   OR FOR OVERNIGHT, CERTIFIED OR REGISTERED MAIL ONLY
   Berger Funds
   330 West 9th Street, 1st Floor
   Kansas City, MO 64105

Minimums:
Initial investment          $250,000
Subsequent investments      No minimum

BY MAIL

   Read this prospectus.

   Fill out the application if you are opening a new account.

   Make out a check to BERGER FUNDS for the amount you want to invest.


   Send the application and check to the Berger Funds in the envelope provided.


   To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

   Payment may be made from your bank to the Berger Funds.

   Call (800) 960-8427 for current wire or electronic funds transfer instructions.

BY TELEPHONE

   If you already have a Berger Funds account, you may purchase additional shares by telephone order.

   You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check.

   Call (800) 960-8427 for current wire or electronic funds transfer instructions.

BY ONLINE ACCESS

   If you have established a Berger Funds account with electronic funds transfer privileges, you may purchase additional shares via online access.

   You will find us online at bergerfunds.com.

                                                                              10
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

BY AUTOMATIC INVESTMENT PLAN

   To automatically purchase more shares on a regular basis, fill out the Automatic Investment Plan section of the application.

   Investments are transferred automatically from your bank account.

   See details on the application.

   ALL SHAREHOLDERS ARE AUTOMATICALLY GRANTED TELEPHONE AND ONLINE TRANSACTION PRIVILEGES UNLESS THEY DECLINE THEM EXPLICITLY IN WRITING, EITHER ON THE ACCOUNT APPLICATION OR BY WRITING TO THE BERGER FUNDS AT THE ADDRESS ABOVE.

   YOU MAY GIVE UP SOME LEVEL OF SECURITY BY CHOOSING TO BUY AND SELL SHARES BY TELEPHONE OR ONLINE RATHER THAN BY MAIL. IN TIMES OF EXTREME ECONOMIC OR MARKET CONDITIONS, TRANSACTIONS BY TELEPHONE OR ONLINE MAY BE DIFFICULT.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES

   Your check must be made payable to BERGER FUNDS.

   You may NOT purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

   Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the Fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

   Orders not paid for on time will be canceled and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.


   The Fund reserves the right to reject any order and to waive or reduce minimums or increase minimums following notice.


SELLING (REDEEMING) SHARES

BY MAIL

   Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

   Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

   Include any necessary Signature Guarantees. See "Signature Guarantees / Special Documentation" below.

                                    11
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES

BY TELEPHONE

   Call (800) 960-8427.

BY ONLINE ACCESS

   You will find us online at bergerfunds.com.

   FOR LIMITATIONS ON TELEPHONE AND ONLINE REDEMPTIONS SEE "SIGNATURE GUARANTEES / SPECIAL DOCUMENTATION" BELOW.

   TELEPHONE AND ONLINE REDEMPTIONS ARE NOT AVAILABLE FOR SHARES HELD IN RETIREMENT ACCOUNTS SPONSORED BY THE FUND.

BY SYSTEMATIC WITHDRAWAL PLAN


   A systematic withdrawal plan may be established.


   Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

   Call (800) 960-8427 for more information and forms.

IMPORTANT NOTES ABOUT PAYMENT FOR YOUR REDEEMED SHARES

   The Fund is intended as a long-term investment, and not as a short-term trading vehicle. Therefore, the Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem Fund shares held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts or in the case of redemptions resulting from the death of the shareholder.

   Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

   You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees / Special Documentation" below.)

   A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

   Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

                                                                              12
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

INFORMATION ABOUT YOUR ACCOUNT

EXCHANGING SHARES

   Shares of the Fund may be exchanged for shares of any other publicly available Berger Funds by calling (800) 960-8427. When exchanging shares:

    - Each account must be registered identically -- have the same signatures and addresses.

    - Each Fund must be legally eligible for sale in your state of residence.

    - You may exchange out of each of the Berger Funds up to four times per calendar year.

    - You may exchange by telephone, online access or mail.


    - You are responsible for obtaining and reading the prospectus for the Fund into which you are exchanging.


    - An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.


    - Exchanges into any new Fund are subject to that Fund's initial and subsequent investment minimums.


    - The Fund will deduct a 1% redemption fee from the amount you exchange if you exchange Fund shares held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts.

   The Fund may terminate or modify the exchange privilege in the future.

SIGNATURE GUARANTEES / SPECIAL DOCUMENTATION

   The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

    - You request that payment be made to a name other than the one on your account registration.

    - You request that payment be mailed to an address which has been changed within 30 days of your redemption request or to an address other than the one of record.

    - You change or add information relating to your designated bank.

   The Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

                                    13
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES

   You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

   Make sure the Signature Guarantee appears:

    - Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

    - On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) which may be obtained from a bank or broker.


   Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 960-8427 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958.


YOUR SHARE PRICE

   The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Institutional Shares of the Fund is determined by adding the Institutional Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, and then dividing that value by the total number of the Institutional Shares outstanding. Share price is calculated separately for each class of Fund shares.

   The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

   FOR A PURCHASE, REDEMPTION OR EXCHANGE OF FUND SHARES, YOUR PRICE IS THE SHARE PRICE NEXT CALCULATED AFTER YOUR REQUEST IS RECEIVED IN GOOD ORDER BY THE FUND, ITS AUTHORIZED AGENT OR DESIGNEE. TO RECEIVE A SPECIFIC DAY'S PRICE, YOUR REQUEST MUST BE RECEIVED BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

   When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates

                                                                              14
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

   The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


SECURITY CONSIDERATIONS

   You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. The Fund, and its service providers, are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

   After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed.
Exception: Shares purchased under Automatic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.


SHAREHOLDER REPORTS



   To reduce expenses, the Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 960-8427 if you need additional copies of financial reports or prospectuses.



SHARE CERTIFICATES



   To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form.


PURCHASES THROUGH BROKER-DEALERS

   You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments which are not applicable if you buy shares directly from the Fund.

                                    15
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES

THIRD PARTY ADMINISTRATORS

   Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


DATE-RELATED INFORMATION



   Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.



   These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Fund.



REDEMPTIONS IN-KIND


   The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.


REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS


   To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $250,000 -- but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

                                                                              16
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

   Holders of Institutional Shares who received their shares in the Fund's reorganization in July 1999, will not be subject to this minimum account balance requirement in their existing accounts, but instead will be subject to the regular Berger Funds retail minimum account balance requirement of $2,000.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS OF INCOME AND GAINS


   Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two different kinds of distributions, capital gains from the sale of portfolio securities held by the Fund and net investment income from interest or dividends received on securities held by the Fund. The Fund will distribute any net realized capital gains or investment income annually, normally in December.


YOUR TAXES


   You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

   Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.


   If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.



ADDITIONAL TAX INFORMATION


   You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

TAX-SHELTERED RETIREMENT PLANS

   The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing a IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call
(800) 259-2820 or write to

                                    17
      BERGER INFORMATION TECHNOLOGY FUND
      INSTITUTIONAL SHARES

the Berger Funds, P.O. Box 219958, Kansas City, MO 64121. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at
(800) 960-8427.

ORGANIZATION OF THE FUND

INVESTMENT MANAGERS


   The following companies provide investment management and administrative services to the Fund. During the last fiscal year, the Fund paid Berger LLC an advisory fee at the annual rate of 0.90% of the Fund's average daily net assets per year. Effective October 1, 1999, the advisory fee for the Fund was reduced and the administrative fee charged to the Fund was eliminated. These fee reductions are reflected earlier in this prospectus under "Fund Expenses."


   BERGER LLC (210 University Blvd., Suite 900, Denver, CO 80206) is the Fund's investment advisor. Berger LLC serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 25 years. When acting as investment advisor, Berger LLC is responsible for managing the investment operations of the Fund. Berger LLC also provides administrative services to the Fund.

   BAY ISLE FINANCIAL CORPORATION (160 Sansome Street, 17th Floor, San Francisco, CA 94104) is the Fund's sub-advisor. Bay Isle has been in the investment advisory business since 1987. Bay Isle served as investment advisor to the Fund (then known as the InformationTech 100-Registered Trademark- Fund) from its inception in April 1997 until July 1999, when Bay Isle became sub-advisor to the Fund. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations. William F. K. Schaff has been the investment manager for the Fund since its inception. Mr. Schaff is a co-founder and co-owner of Bay Isle and serves as its Chief Investment Officer. Mr. Schaff has been managing accounts of Bay Isle clients since 1987.

PORTFOLIO TURNOVER

   Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."


SPECIAL FUND STRUCTURE



   On July 2, 1999, the Fund began offering two classes of shares. The Institutional Shares offered in this prospectus are designed for investors who maintain a minimum account balance of $250,000. Institutional Shares are also made available for purchase

                                                                              18
                                        BERGER INFORMATION TECHNOLOGY FUND
                                                      INSTITUTIONAL SHARES

and dividend reinvestment to all holders of Institutional Shares who received their shares in the Fund's reorganization on July 2, 1999. The other class of shares, Investor Shares, are offered through a separate prospectus and are available to the general public with a minimum account balance of $2,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Fund applies only to the Investor Shares. For more information on Investor Shares, please call (800) 333-1001.

   For more information on the multi-class fund structure, see the SAI.

                                    19
      Berger Information Technology Fund
      Institutional Shares

                       FINANCIAL HIGHLIGHTS FOR THE FUND


   These financial highlights are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much an investment in the Fund increased or decreased during each period. PricewaterhouseCoopers, LLP, independent accountants, audited the information for the period ended September 30, 1999. Their report appears in the 1999 Annual Report to Shareholders of the Fund and is incorporated by reference into (made a part of) the Statement of Additional Information. That Annual Report is available from the Fund without charge upon request. Information for the periods ended February 28, 1999 and 1998, was audited by other independent accountants.



BERGER INFORMATION TECHNOLOGY FUND -- INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                        PERIOD FROM                             PERIOD FROM
                                     MARCH 1, 1999 TO     YEAR ENDED        APRIL 8, 1997(1) TO
                                       SEPTEMBER 30,     FEBRUARY 28,           FEBRUARY 28,
                                           1999              1999                   1998
---------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $          44.36   $         30.15  $                    20.00
---------------------------------------------------------------------------------------------------
From investment operations:
  Net investment income (loss)                  (0.00)(5)          (0.31)                      (0.10)
  Net realized and unrealized gains
   (losses) from investments and
   foreign currency transactions                13.83             14.52                       10.25
---------------------------------------------------------------------------------------------------
    Total from investment
     operations                                 13.83             14.21                       10.15
---------------------------------------------------------------------------------------------------
Less dividends and distributions
 (from capital gains)                           (0.72)               --                          --
---------------------------------------------------------------------------------------------------
    Total dividends and
     distributions                              (0.72)               --                          --
---------------------------------------------------------------------------------------------------
Net asset value, end of period       $          57.47   $         44.36  $                    30.15
===================================================================================================
    Total Return(2)                             31.30%            47.13%                      50.75%
===================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)                          $         20,094   $        12,446  $                    2,674
Net expense ratio to average net
 assets(3)                                       1.49%(4)            1.50%                       1.50%(4)
Ratio of net income (loss) to
 average net assets                             (1.22)%(4)           (1.19)%                      (1.01)%(4)
Gross expense ratio to average net
 assets                                          1.94%(4)            2.67%                      12.17%(4)
Portfolio turnover rate                            31%               35%                         33%



 1.  Commencement of operations for Institutional Shares.

 2.  Not annualized.

 3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

 4.  Annualized.

 5.  Amount represents less than $0.01 per share.

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:
Berger Funds P.O. Box 219958 Kansas City, MO 64121-9958
(800) 259-2820
bergerfunds.com


Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Copies of documents may also be obtained, after paying a duplicate fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-6009.


INVESTMENT COMPANY ACT FILE NUMBER:

Berger Investment Portfolio Trust  811-8046
(Berger Information Technology Fund - Institutional Shares)          TECHIPROS

                                                    BERGER NEW
                                                    GENERATION FUND -
                                                    INSTITUTIONAL SHARES





                                                    PROSPECTUS January 31, 2000








                                 [LOGO]








The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS, BERGER NEW GENERATION FUND and THE BERGER MOUNTAIN LOGO are registered trademarks of Berger LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                                                               i
                            BERGER NEW GENERATION FUND INSTITUTIONAL SHARES

                                    CONTENTS


   BERGER FUNDS-REGISTERED TRADEMARK- are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Institutional Shares of the Berger New Generation Fund. These shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries, who are willing to maintain a minimum account balance of $250,000.



BERGER NEW GENERATION FUND-REGISTERED TRADEMARK- --
INSTITUTIONAL SHARES........................................    1
The Fund's Goal and Principal Investment Strategies.........    1
Principal Risks.............................................    1
The Fund's Past Performance.................................    2
Fund Expenses...............................................    3

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS......    4
Risk and Investment Glossary................................    4

BUYING SHARES...............................................    8
SELLING (REDEEMING) SHARES..................................    9
Exchanging Shares...........................................   10
Signature Guarantees/Special Documentation..................   11
Your Share Price............................................   12
Other Information About Your Account........................   12
Distributions and Taxes.....................................   14
Tax-Sheltered Retirement Plans..............................   15

ORGANIZATION OF THE FUND....................................   15
Investment Manager..........................................   15
Special Fund Structure......................................   16

FINANCIAL HIGHLIGHTS FOR THE FUND...........................   17

                                    1
     Berger New Generation Fund Institutional Shares

                                                    TICKER SYMBOL: NOT AVAILABLE

[ICON]  THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with potential for significant earnings growth.

   The Fund focuses on leading-edge companies with new ideas, technologies or methods of doing business. Its investment manager seeks companies it believes have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.

   The Fund's investment manager generally looks for companies:

    - In business sectors characterized by rapid change, regardless of the company's size

    - With favorable long-term growth potential due to their new or innovative products or services

    - With management and financial strength to fulfill their vision and grow their business.

   The Fund invests in common stocks, both domestic and foreign, and other securities with equity features, such as convertible securities and preferred stocks. Due to the Fund's focus on companies with the characteristics described above, the Fund generally is weighted toward small market capitalization companies, although it is free to invest in companies with larger market capitalizations as well. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

   Given the Fund's weighting toward small companies in rapidly changing industries, its share price may fluctuate more than that of funds invested in larger companies or more stable industries. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, products and services in rapidly changing industries may be subject to intense competition and rapid obsolescence and may require

                                                                               2
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES

regulatory approvals prior to their use. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

   See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

   Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   24.22%
1998   23.00%
1999  142.38%


Best quarter:              12/31/99                        51.69%

Worst quarter:              9/30/98                       -18.43%


   Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999(1)


                                                          LIFE OF THE
                                                            FUND
                                                          (MARCH 29,
                                               1 YEAR       1996)
The Fund                                       142.38%       47.20%
S&P 500                                         21.03%       26.52%
-----------------------------------------------------------------------



1. Fund returns include periods prior to the Fund's adoption of share classes and therefore reflect a 0.25% 12b-1 fee which has not been paid by the Institutional Shares since the inception of that class on August 16, 1999.

                                    3
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES

[ICON]  FUND EXPENSES

        As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM THE FUND)

Management fee(1)                                              .85%
Other expenses(2)                                              .30%
-------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.15%
-------------------------------------------------------------------


1. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.



2. "Other expenses" are based on estimated expenses for the Institutional Shares class and include transfer agency fees, shareholder report expenses, registration fees and custodian fees. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.


UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

   The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

   Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

                                             THREE       FIVE        TEN
                                  ONE YEAR   YEARS      YEARS       YEARS
Berger New Generation Fund
Institutional Shares                $117       $365       $633      $1,398
---------------------------------------------------------------------------

                                                                               4
                                                Berger New Generation Fund
                                                      Institutional Shares

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

   in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

   LIKE ALL MUTUAL FUNDS, AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT GOAL, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUND.

   The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.


RISK AND INVESTMENT GLOSSARY


   BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. LEVERAGE RISK


   CALL RISK is the possibility that an issuer may redeem or "call" a fixed income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.


   COMMON STOCK is a share of ownership (equity) interest in a company.

   COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. MARKET, LIQUIDITY AND INFORMATION RISKS


   CONVERTIBLE SECURITIES(1) are debt or equity securities which may be converted on specified terms into stock of the issuer. MARKET, INTEREST RATE, PREPAYMENT AND CREDIT RISKS


   CORRELATION RISK occurs when the Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

   CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

                                    5
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES

   CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Fund's investments are converted to U.S. dollars.

   DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.


   FINANCIAL FUTURES(2) are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. HEDGING, CORRELATION, OPPORTUNITY AND LEVERAGE RISKS


   FOREIGN SECURITIES are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION AND POLITICAL RISKS


   FORWARD FOREIGN CURRENCY CONTRACTS(2) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. HEDGING, CREDIT, CORRELATION, OPPORTUNITY AND LEVERAGE RISKS


   HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")


   ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. MARKET, LIQUIDITY AND TRANSACTION RISKS


   INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.


   INITIAL PUBLIC OFFERING (IPO)(4) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable due to prevailing market psychology

                                                                               6
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES

and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size. MARKET, LIQUIDITY AND INFORMATION RISKS

   INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


   INVESTMENT GRADE BONDS are rated BBB (STANDARD & POOR'S) or Baa (MOODY'S) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds. INTEREST RATE, MARKET, CALL AND CREDIT RISKS



   LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. CREDIT RISK


   LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

   LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

   MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

   MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

   OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

   OPTIONS(2) are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. HEDGING, CREDIT, CORRELATION AND LEVERAGE RISKS

   POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

                                    7
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES


   PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.



   SECTOR FOCUS(3) occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk. MARKET AND LIQUIDITY RISKS



   SMALL AND MID-SIZED COMPANY SECURITIES(3) are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by funds investing in small or mid-sized companies varies by fund. In general, the smaller the company, the greater its risks. MARKET, LIQUIDITY AND INFORMATION RISKS


   SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities. MARKET AND INFORMATION RISKS

   TEMPORARY DEFENSIVE MEASURES increase a fund's investment in government securities and other short-term securities when warranted due to market conditions, without regard to the fund's investment restrictions, policies or normal investment emphasis. OPPORTUNITY RISK

   TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

   WRITING (SELLING) COVERED CALL OPTIONS(2) is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered"). The Fund may only write call options up to 25% of its total assets. OPPORTUNITY, CREDIT AND LEVERAGE RISKS


1. The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-advisor considers to be below investment grade.


2. The Fund may use futures, forwards and options only for hedging. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options, although the Fund may have more at risk under these contracts than the initial margin or premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.


3.  The security or technique is emphasized by the Fund.


4. IPOs constituted a significant portion of the Fund's performance during the last fiscal year. However, there can be no assurance that IPOs will continue to have such a significant impact, if the quality of number of available IPOs diminishes or if the Fund grows in size and IPOs become an insignificant part of the Fund's total portfolio.

                                                                               8
                                                Berger New Generation Fund
                                                      Institutional Shares

BUYING SHARES


   SEND NEW ACCOUNT APPLICATIONS TO
   Berger Funds
   P.O. Box 219958
   Kansas City, MO 64121-9958


   OR FOR OVERNIGHT, CERTIFIED OR REGISTERED MAIL ONLY
   Berger Funds
   330 West 9th Street, 1st Floor
   Kansas City, MO 64105

Minimums:
Initial investment          $250,000
Subsequent investments      No minimum

BY MAIL

   Read this prospectus.

   Fill out the application if you are opening a new account.

   Make out a check to BERGER FUNDS for the amount you want to invest.


   Send the application and check to the Berger Funds in the envelope provided.


   To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

   Payment may be made from your bank to the Berger Funds.

   Call (800) 960-8427 for current wire or electronic funds transfer instructions.

BY TELEPHONE

   If you already have a Berger Funds account, you may purchase additional shares by telephone order.

   You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check.

   Call (800) 960-8427 for current wire or electronic funds transfer instructions.

BY ONLINE ACCESS

   If you have established a Berger Funds account with electronic funds transfer privileges, you may purchase additional shares via online access.

   You will find us online at bergerfunds.com.

                                    9
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES


BY AUTOMATIC INVESTMENT PLAN



   To automatically purchase more shares on a regular basis, fill out the Automatic Investment Plan section of the application.


   Investments are transferred automatically from your bank account.

   See details on the application.

   ALL SHAREHOLDERS ARE AUTOMATICALLY GRANTED TELEPHONE AND ONLINE TRANSACTION PRIVILEGES UNLESS THEY DECLINE THEM EXPLICITLY IN WRITING, EITHER ON THE ACCOUNT APPLICATION OR BY WRITING TO THE BERGER FUNDS AT THE ADDRESS ABOVE.

   YOU MAY GIVE UP SOME LEVEL OF SECURITY BY CHOOSING TO BUY AND SELL SHARES BY TELEPHONE OR ONLINE RATHER THAN BY MAIL. IN TIMES OF EXTREME ECONOMIC OR MARKET CONDITIONS, TRANSACTIONS BY TELEPHONE OR ONLINE MAY BE DIFFICULT.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES

   Your check must be made payable to BERGER FUNDS.

   You may NOT purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

   Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the Fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

   Orders not paid for on time will be canceled and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.


   The Fund reserves the right to reject any order and to waive or reduce minimums, or increase minimums following notice.


SELLING (REDEEMING) SHARES

BY MAIL

   Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

   Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

   Include any necessary Signature Guarantees. See "Signature Guarantees / Special Documentation" below.

                                                                              10
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES

BY TELEPHONE

   Call (800) 960-8427.

BY ONLINE ACCESS

   You will find us online at bergerfunds.com.

   FOR LIMITATIONS ON TELEPHONE AND ONLINE REDEMPTIONS SEE "SIGNATURE GUARANTEES / SPECIAL DOCUMENTATION" BELOW.

   TELEPHONE AND ONLINE REDEMPTIONS ARE NOT AVAILABLE FOR SHARES HELD IN RETIREMENT ACCOUNTS SPONSORED BY THE FUND.

BY SYSTEMATIC WITHDRAWAL PLAN


   A systematic withdrawal plan may be established.


   Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

   Call (800) 960-8427 for more information and forms.

IMPORTANT NOTES ABOUT PAYMENT FOR YOUR REDEEMED SHARES

   Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

   You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees / Special Documentation" below.)

   A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

   Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

INFORMATION ABOUT YOUR ACCOUNT

EXCHANGING SHARES

   Shares of the Fund may be exchanged for shares of any other publicly available Berger Funds by calling (800) 960-8427. When exchanging shares:

    - Each account must be registered identically -- have the same signatures and addresses.

    - Each Fund must be legally eligible for sale in your state of residence.

                                    11
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES

    - You may exchange out of each of the Berger Funds up to four times per calendar year.

    - You may exchange by telephone, online access or mail.


    - You are responsible for obtaining and reading the prospectus for the Fund into which you are exchanging.



    - An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.



    - Exchanges into any new Fund are subject to that Fund's initial and subsequent investment minimums.


   The Fund may terminate or modify the exchange privilege in the future.

SIGNATURE GUARANTEES / SPECIAL DOCUMENTATION

   The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

    - You request that payment be made to a name other than the one on your account registration.

    - You request that payment be mailed to an address which has been changed within 30 days of your redemption request or to an address other than the one of record.

    - You change or add information relating to your designated bank.


   Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.


   You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

   Make sure the Signature Guarantee appears:

    - Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

    - On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) which may be obtained from a bank or broker.

   Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 960-8427 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121.

                                                                              12
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES

YOUR SHARE PRICE

   The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Institutional Shares of the Fund is determined by adding the Institutional Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, and then dividing that value by the total number of the Institutional Shares outstanding. Share price is calculated separately for each class of Fund shares.

   The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

   FOR A PURCHASE, REDEMPTION OR EXCHANGE OF FUND SHARES, YOUR PRICE IS THE SHARE PRICE NEXT CALCULATED AFTER YOUR REQUEST IS RECEIVED IN GOOD ORDER BY THE FUND, ITS AUTHORIZED AGENT OR DESIGNEE. TO RECEIVE A SPECIFIC DAY'S PRICE, YOUR REQUEST MUST BE RECEIVED BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

   When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

   The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT

SECURITY CONSIDERATIONS


   You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.

                                    13
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES


The Fund, and its service providers, are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.


CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

   After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed.
Exception: Shares purchased under Automatic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.


SHAREHOLDER REPORTS



   To reduce expenses, the Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 960-8427 if you need additional copies of financial reports or prospectuses.


SHARE CERTIFICATES

   To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form.

PURCHASES THROUGH BROKER-DEALERS

   You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments which are not applicable if you buy shares directly from the Fund.

THIRD PARTY ADMINISTRATORS

   Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


DATE-RELATED INFORMATION



   Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to

                                                                              14
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES


preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.



   These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Fund.



REDEMPTIONS IN-KIND


   The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.


REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS


   To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $250,000 -- but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS OF INCOME AND GAINS


   Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two different kinds of distributions, capital gains from the sale of portfolio securities held by the Fund and net investment income from interest or dividends received on securities held by the Fund. The Fund will distribute any net realized capital gains or investment income annually, normally in December.


YOUR TAXES


   You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

                                    15
      BERGER NEW GENERATION FUND
      INSTITUTIONAL SHARES

   Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.


   If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.



ADDITIONAL TAX INFORMATION


   You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

TAX-SHELTERED RETIREMENT PLANS

   The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call
(800) 259-2820 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at (800) 259-2820.

ORGANIZATION OF THE FUND

INVESTMENT MANAGER


   BERGER LLC (210 University Blvd., Suite 900, Denver, CO 80206) is the Fund's investment advisor. Berger LLC serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 25 years. When acting as investment advisor, Berger LLC is responsible for managing the investment operations of the Fund. During the last fiscal year, the Fund paid Berger LLC an investment advisory fee at the annual rate of 0.90% of the Fund's average daily net assets. Berger LLC also provides administrative services to the Fund.



   Effective October 1, 1999, the advisory fee for the Fund was reduced and the administrative fee charged to the Fund was eliminated. These fee reductions are reflected earlier in this prospectus under "Fund Expenses."



   MARK S. SUNDERHUSE, Senior Vice President of Berger LLC, is the investment manager of the Fund. Mr. Sunderhuse joined Berger LLC in January 1998 and assumed management of the Fund in January 1999. Mr. Sunderhuse has more than eleven years of experience in the investment management industry.

                                                                              16
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES

PORTFOLIO TURNOVER

   Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."


SPECIAL FUND STRUCTURE



   The Fund offers two classes of shares. The Institutional Shares offered in this prospectus are designed for investors who maintain a minimum account balance of $250,000. The other class of shares, Investor Shares, are offered through a separate prospectus and are available to the general public with a minimum account balance of $2,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Fund applies only to the Investor Shares. For more information on Investor Shares, please call (800) 333-1001.


   For more information on the multi-class fund structure, see the SAI.

                                    17
      Berger New Generation Fund
      Institutional Shares


                       FINANCIAL HIGHLIGHTS FOR THE FUND



   The financial highlights will help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.



BERGER NEW GENERATION FUND -- INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period



                                                       PERIOD FROM AUGUST 16, 1999(1)
                                                            TO SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    23.29
-----------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                                        (0.00)(5)
  Net realized and unrealized gains (losses) on
   investments and foreign currency transactions                       2.50
-----------------------------------------------------------------------------------------
    Total from investment operations                                   2.50
-----------------------------------------------------------------------------------------
Net asset value, end of period                                   $    25.79
=========================================================================================
    Total Return(2)                                                  10.73%
=========================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                         $      347
Net expense ratio to average net assets(3)                            1.02%(4)
Ratio of net income (loss) to average net assets                    (0.85)%(4)
Gross expense ratio to average net assets                             1.02%(4)
Portfolio turnover rate(2)                                             168%



 1.  Commencement of investment operations for Institutional Shares.

 2.  Not annualized.

 3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

 4.  Annualized.

 5.  Amount represents less than $0.01 per share.

                                                                              18
                                                BERGER NEW GENERATION FUND
                                                      INSTITUTIONAL SHARES


   The following supplemental financial highlights are for the Berger New Generation Fund for periods before August 16, 1999, when the Fund first adopted share classes and began offering Institutional Shares. Therefore, the data on the table reflect a 0.25% 12b-1 fee not paid by the Institutional Shares. The information in the table for the years ended September 30, 1998, 1997 and 1996 was audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The information for the period ended August 15, 1999, is unaudited.



BERGER NEW GENERATION FUND
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                PERIOD FROM
                                OCTOBER 1,
                                  1998 TO
                                AUGUST 15,       YEARS ENDED SEPTEMBER 30,
                                   1999      ----------------------------------
                                (UNAUDITED)    1998       1997       1996(1)
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $     12.66  $   14.72  $   11.82  $   10.00
-------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)        (0.16)        --      (0.13)      0.56
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions              11.29      (2.06)      3.64       1.26
-------------------------------------------------------------------------------
    Total from investment
     operations                       11.13      (2.06)      3.51       1.82
-------------------------------------------------------------------------------
Less dividends and
 distributions
  Dividends (from net
   investment income)                    --         --      (0.61)        --
  Distributions (from capital
   gains)                             (0.50)        --         --         --
-------------------------------------------------------------------------------
    Total dividends and
     distributions                    (0.50)        --      (0.61)        --
-------------------------------------------------------------------------------
Net asset value, end of period  $     23.29  $   12.66  $   14.72  $   11.82
===============================================================================
    Total Return(2)                  90.53%   (13.99)%     31.53%     18.20%
===============================================================================
Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)                     $   536,791  $ 113,693  $ 190,164  $ 116,912
Net expense ratio to average
 net assets(3)                        1.54%(4)     1.72%     1.89%     1.90%(4)
Ratio of net income (loss) to
 average net assets                 (1.26)%(4)   (1.37)%   (1.51)%    12.35%(4)
Gross expense ratio to average
 net assets                           1.54%(4)     1.72%     1.89%     2.09%(4)
Portfolio turnover rate(2)             151%       243%       184%       474%(5)



 1. Period from March 29, 1996 (commencement of investment operations for the Investor Shares) to September 30, 1996.

 2.  Not annualized.

 3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

 4.  Annualized.

 5. Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

FOR MORE INFORMATION:


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:
Berger Funds
P.O. Box 219958 Kansas City, MO 64121
(800) 259-2820
bergerfunds.com


Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.


INVESTMENT COMPANY ACT FILE NUMBER:

Berger Investment Portfolio Trust 811-8046
Berger New Generation Fund Institutional Shares                         NGNIPROS

                                                    BERGER SMALL COMPANY
                                                    GROWTH FUND -
                                                    INSTITUTIONAL SHARES





                                                    PROSPECTUS January 31, 2000










                                 [LOGO]







The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS, THE BERGER MOUNTAIN LOGO and BERGER SMALL COMPANY GROWTH FUND are registered trademarks of Berger LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                                                               i
                      BERGER SMALL COMPANY GROWTH FUND INSTITUTIONAL SHARES

                                    CONTENTS


   BERGER FUNDS-REGISTERED TRADEMARK- are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Institutional Shares of the Berger Small Company Growth Fund. These shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries, who are willing to maintain a minimum account balance of $250,000.



BERGER SMALL COMPANY GROWTH FUND-REGISTERED TRADEMARK- --
INSTITUTIONAL SHARES........................................    1
The Fund's Goal and Principal Investment Strategies.........    1
Principal Risks.............................................    1
The Fund's Past Performance.................................    2
Fund Expenses...............................................    3

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS......    4
Risk and Investment Glossary................................    4

BUYING SHARES...............................................    8
SELLING (REDEEMING) SHARES..................................    9
Exchanging Shares...........................................   10
Signature Guarantees/Special Documentation..................   11
Your Share Price............................................   12
Other Information About Your Account........................   12
Distributions and Taxes.....................................   14
Tax-Sheltered Retirement Plans..............................   15

ORGANIZATION OF THE FUND....................................   15
Investment Manager..........................................   15
Special Fund Structure......................................   16

FINANCIAL HIGHLIGHTS FOR THE FUND...........................   17

                                    1
     Berger Small Company Growth Fund Institutional Shares

                                                    TICKER SYMBOL: NOT AVAILABLE

[ICON]  THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid earnings growth.

   The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

   The Fund's investment manager generally looks for companies with:

    - A proprietary technology, product or service that may enable the company to be a market share leader

    - Strong entrepreneurial management with clearly defined strategies for growth

    - Relatively strong balance sheets

   Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.


   The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

                                                                               2
                                          BERGER SMALL COMPANY GROWTH FUND
                                                      INSTITUTIONAL SHARES

   See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance since it began operations through December 31, 1999. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

   Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994   13.73%
1995   33.80%
1996   16.77%
1997   16.16%
1998    3.17%
1999  102.59%


Best quarter:              12/31/99                       57.57%

Worst quarter:              9/30/98                      -29.22%


   Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000 and unlike the Fund, it does not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999(1)


                                                         LIFE OF THE FUND
                                                         (DECEMBER 30,
                                   1 YEAR     5 YEARS       1993)
The Fund                           102.59%     30.56%         27.59%
Russell 2000                        21.26%     16.69%         13.38%
-------------------------------------------------------------------------



1. Fund returns include periods prior to the Fund's adoption of share classes and therefore reflect a 0.25% 12b-1 fee which has not been paid by the Institutional Shares since that class commenced investment operations on October 16, 1999.

                                    3
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

[ICON]  FUND EXPENSES


        As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly Annual Fund Operating Expenses, which vary from year to year.



ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM THE FUND)

Management fee(1)                                              .84%
Other expenses(2)                                              .26%
-------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.10%
-------------------------------------------------------------------



1. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets: 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion. The amount shown reflects the restated advisory fees.



2. "Other expenses" are based on estimated expenses for the Institutional Shares class and include transfer agency fees, shareholder report expenses, registration fees and custodian fees. Effective October 1, 1999, Berger LLC eliminated the administrative fee charged to the Fund. The fee amount shown reflects the restated expenses.


UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

   The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

   Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


                                             THREE       FIVE        TEN
                                  ONE YEAR   YEARS      YEARS       YEARS
Berger Small Company Growth Fund
Institutional Shares                $112       $350       $606      $1,340
---------------------------------------------------------------------------

                                                                               4
                                          Berger Small Company Growth Fund
                                                      Institutional Shares

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

   in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

   LIKE ALL MUTUAL FUNDS, AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT GOAL, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUND.

   The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.


RISK AND INVESTMENT GLOSSARY


   BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. LEVERAGE RISK


   CALL RISK is the possibility that an issuer may redeem or "call" a fixed income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.


   COMMON STOCK is a share of ownership (equity) interest in a company.

   COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. MARKET, LIQUIDITY AND INFORMATION RISKS


   CONVERTIBLE SECURITIES(1) are debt or equity securities which may be converted on specified terms into stock of the issuer. MARKET, INTEREST RATE, PREPAYMENT AND CREDIT RISKS


   CORRELATION RISK occurs when the Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

   CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

                                    5
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

   CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Fund's investments are converted to U.S. dollars.

   DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.


   FINANCIAL FUTURES(2) are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. HEDGING, CORRELATION, OPPORTUNITY AND LEVERAGE RISKS


   FOREIGN SECURITIES are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION AND POLITICAL RISKS


   FORWARD FOREIGN CURRENCY CONTRACTS(2) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. HEDGING, CREDIT, CORRELATION, OPPORTUNITY AND LEVERAGE RISKS


   HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")


   ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. MARKET, LIQUIDITY AND TRANSACTION RISKS


   INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.


   INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The

                                                                               6
                                          BERGER SMALL COMPANY GROWTH FUND
                                                      INSTITUTIONAL SHARES

price of IPO securities can be highly unstable due to prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size. MARKET, LIQUIDITY AND INFORMATION RISKS

   INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


   INVESTMENT GRADE BONDS are rated BBB (STANDARD & POOR'S) or Baa (MOODY'S) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds. INTEREST RATE, MARKET, CALL AND CREDIT RISKS


   LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. CREDIT RISK

   LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

   LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

   MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

   MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

   OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

   OPTIONS(2) are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. HEDGING, CREDIT, CORRELATION AND LEVERAGE RISKS

                                    7
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

   POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.


   PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.


   SECTOR FOCUS(3) occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk. MARKET AND LIQUIDITY RISKS


   SMALL COMPANY SECURITIES(3) are securities issued by small companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks. MARKET, LIQUIDITY AND INFORMATION RISKS


   SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities. MARKET AND INFORMATION RISKS

   TEMPORARY DEFENSIVE MEASURES increase a fund's investment in government securities and other short-term securities when warranted due to market conditions, without regard to the fund's investment restrictions, policies or normal investment emphasis. OPPORTUNITY RISK

   TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

   WRITING (SELLING) COVERED CALL OPTIONS(2) is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered"). The Fund may only write call options up to 25% of its total assets. OPPORTUNITY, CREDIT AND LEVERAGE RISKS

1. The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-advisor considers to be below investment grade.

2. The Fund may use futures, forwards and options only for hedging. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options, although the Fund may have more at risk under these contracts than the initial margin or premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.


3.  The security or technique is emphasized by the Fund.

                                                                               8
                                          Berger Small Company Growth Fund
                                                      Institutional Shares

BUYING SHARES


   SEND NEW ACCOUNT APPLICATIONS TO
   Berger Funds
   P.O. Box 219958
   Kansas City, MO 64121-9958


   OR FOR OVERNIGHT, CERTIFIED OR REGISTERED MAIL ONLY
   Berger Funds
   330 West 9th Street, 1st Floor
   Kansas City, MO 64105

Minimums:
Initial investment          $250,000
Subsequent investments      No minimum

BY MAIL

   Read this prospectus.

   Fill out the application if you are opening a new account.

   Make out a check to BERGER FUNDS for the amount you want to invest.

   Send the application and a check to the Berger Funds in the envelope provided.

   To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

   Payment may be made from your bank to the Berger Funds.

   Call (800) 960-8427 for current wire or electronic funds transfer instructions.

BY TELEPHONE

   If you already have a Berger Funds account, you may purchase additional shares by telephone order.

   You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check.

   Call (800) 960-8427 for current wire or electronic funds transfer instructions.

BY ONLINE ACCESS

   If you have established a Berger Funds account with electronic funds transfer privileges, you may purchase additional shares via online access.

   You will find us online at bergerfunds.com.

                                    9
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

BY AUTOMATIC INVESTMENT PLAN

   To automatically purchase more shares on a regular basis, fill out the Automatic Investment Plan section of the application.

   Investments are transferred automatically from your bank account.

   See details on the application.

   ALL SHAREHOLDERS ARE AUTOMATICALLY GRANTED TELEPHONE AND ONLINE TRANSACTION PRIVILEGES UNLESS THEY DECLINE THEM EXPLICITLY IN WRITING, EITHER ON THE ACCOUNT APPLICATION OR BY WRITING TO THE BERGER FUNDS AT THE ADDRESS ABOVE.

   YOU MAY GIVE UP SOME LEVEL OF SECURITY BY CHOOSING TO BUY AND SELL SHARES BY TELEPHONE OR ONLINE RATHER THAN BY MAIL. IN TIMES OF EXTREME ECONOMIC OR MARKET CONDITIONS, TRANSACTIONS BY TELEPHONE OR ONLINE MAY BE DIFFICULT.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES

   Your check must be made payable to BERGER FUNDS.

   You may NOT purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

   Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the Fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

   Orders not paid for on time will be canceled and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.


   The Fund reserves the right to reject any order and to waive or reduce minimums, or increase minimums following notice.


SELLING (REDEEMING) SHARES

BY MAIL

   Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

   Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

   Include any necessary Signature Guarantees. See "Signature Guarantees / Special Documentation" below.

                                                                              10
                                          BERGER SMALL COMPANY GROWTH FUND
                                                      INSTITUTIONAL SHARES

BY TELEPHONE

   Call (800) 960-8427.

BY ONLINE ACCESS

   You will find us online at bergerfunds.com.

   FOR LIMITATIONS ON TELEPHONE AND ONLINE REDEMPTIONS SEE "SIGNATURE GUARANTEES / SPECIAL DOCUMENTATION" BELOW.

   TELEPHONE AND ONLINE REDEMPTIONS ARE NOT AVAILABLE FOR SHARES HELD IN RETIREMENT ACCOUNTS SPONSORED BY THE FUND.

BY SYSTEMATIC WITHDRAWAL PLAN


   A systematic withdrawal plan may be established.


   Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

   Call (800) 960-8427 for more information and forms.

IMPORTANT NOTES ABOUT PAYMENT FOR YOUR REDEEMED SHARES


   IN TIMES OF EXTREME ECONOMIC OR MARKET CONDITIONS, TRANSACTIONS BY TELEPHONE OR ONLINE MAY BE DIFFICULT.


   Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

   You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees / Special Documentation" below.)

   A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

   Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

INFORMATION ABOUT YOUR ACCOUNT

EXCHANGING SHARES

   Shares of the Fund may be exchanged for shares of any other publicly available Berger Funds by calling (800) 960-8427. When exchanging shares:

    - Each account must be registered identically -- have the same signatures and addresses.

    - Each Fund must be legally eligible for sale in your state of residence.

                                    11
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

    - You may exchange out of each of the Berger Funds up to four times per calendar year.

    - You may exchange by telephone, online access or mail.


    - You are responsible for obtaining and reading the prospectus for the Fund into which you are exchanging.



    - An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.



    - Exchanges into any new Fund are subject to that Fund's initial and subsequent investment minimums.


   The Fund may terminate or modify the exchange privilege in the future.

SIGNATURE GUARANTEES / SPECIAL DOCUMENTATION

   The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

    - You request that payment be made to a name other than the one on your account registration.

    - You request that payment be mailed to an address which has been changed within 30 days of your redemption request or to an address other than the one of record.

    - You change or add information relating to your designated bank.

   The Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

   You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

   Make sure the Signature Guarantee appears:

    - Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

    - On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) which may be obtained from a bank or broker.

   Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 960-8427 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121.

                                                                              12
                                          BERGER SMALL COMPANY GROWTH FUND
                                                      INSTITUTIONAL SHARES

YOUR SHARE PRICE

   The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Institutional Shares of the Fund is determined by adding the Institutional Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, and then dividing that value by the total number of the Institutional Shares outstanding. Share price is calculated separately for each class of Fund shares.

   The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

   FOR A PURCHASE, REDEMPTION OR EXCHANGE OF FUND SHARES, YOUR PRICE IS THE SHARE PRICE NEXT CALCULATED AFTER YOUR REQUEST IS RECEIVED IN GOOD ORDER BY THE FUND, ITS AUTHORIZED AGENT OR DESIGNEE. TO RECEIVE A SPECIFIC DAY'S PRICE, YOUR REQUEST MUST BE RECEIVED BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

   When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

   The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


SECURITY CONSIDERATIONS

   You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.

                                    13
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

The Fund, and its service providers, are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

   After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed.
Exception: Shares purchased under Automatic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.


SHAREHOLDER REPORTS



   To reduce expenses, the Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 960-8427 if you need additional copies of financial reports or prospectuses.


SHARE CERTIFICATES

   To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form.

PURCHASES THROUGH BROKER-DEALERS

   You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments which are not applicable if you buy shares directly from the Fund.

THIRD PARTY ADMINISTRATORS

   Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


DATE-RELATED INFORMATION



   Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to

                                                                              14
                                          BERGER SMALL COMPANY GROWTH FUND
                                                      INSTITUTIONAL SHARES

preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.


   These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Fund.



REDEMPTIONS IN-KIND


   The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.


REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS


   To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $250,000 -- but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS OF INCOME AND GAINS


   Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two different kinds of distributions, capital gains from the sale of portfolio securities held by the Fund and net investment income from interest or dividends received on securities held by the Fund. The Fund will distribute any net realized capital gains or investment income annually, normally in December.


YOUR TAXES


   You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

                                    15
      BERGER SMALL COMPANY GROWTH FUND
      INSTITUTIONAL SHARES

   Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.


   If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.



ADDITIONAL TAX INFORMATION


   You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

TAX-SHELTERED RETIREMENT PLANS

   The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call
(800) 259-2820 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at (800) 259-2820.

ORGANIZATION OF THE FUND

INVESTMENT MANAGER


   BERGER LLC (210 University Blvd., Suite 900, Denver, CO 80206) is the Fund's investment advisor. Berger LLC serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 25 years. When acting as investment advisor, Berger LLC is responsible for managing the investment operations of the Fund. During the last fiscal year, the Fund paid Berger LLC an investment advisory fee at the annual rate of 0.90% of the Fund's average daily net assets. Berger LLC also provides administrative services to the Fund.



   Effective October 1, 1999, the advisory fee for the Fund was reduced and the administrative fee charged to the Fund was eliminated. These fee reductions are reflected earlier in this prospectus under "Fund Expenses."



   AMY K. SELNER, Vice President of Berger LLC, is the Fund's investment manager. Ms. Selner joined Berger LLC as a senior technology analyst in April 1996 and assumed management of the Fund in November 1998. Ms. Selner has more than eight years of experience in the investment industry.

                                                                              16
                                          BERGER SMALL COMPANY GROWTH FUND
                                                      INSTITUTIONAL SHARES

PORTFOLIO TURNOVER

   Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

SPECIAL FUND STRUCTURE


   The Fund offers two classes of shares. The Institutional Shares offered in this prospectus are designed for investors who maintain a minimum account balance of $250,000. The other class of shares, Investor Shares, are offered through a separate prospectus and are available to the general public with a minimum account balance of $2,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Fund applies only to the Investor Shares. For more information on Investor Shares, please call (800) 333-1001.


   For more information on the multi-class fund structure, see the SAI.

                                    17
      Berger Small Company Growth Fund
      Institutional Shares

                       FINANCIAL HIGHLIGHTS FOR THE FUND


   The Institutional Shares class of the Fund did not commence investment operations before the fiscal year ended September 30, 1999. Therefore, financial highlights for that class of shares are not shown. The following supplemental financial highlights are for the Fund for periods before the Fund first began selling Institutional Shares. Therefore, the data on the table reflect a 0.25% 12b-1 fee not paid by the Institutional Shares. Unless otherwise noted, the information in the table was audited by PricewaterhouseCoopers LLP, the Fund's independent accountants.



BERGER SMALL COMPANY GROWTH FUND
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                          YEARS ENDED SEPTEMBER 30,
                           -------------------------------------------------------
                            1999     1998     1997     1996     1995     1994(1)
----------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  3.61  $  5.33  $  4.74  $  3.61  $  2.74  $  2.50
----------------------------------------------------------------------------------
From investment
 operations
  Net investment income
   (loss)                    (0.00)(2)      --   (0.05)   (0.03)   (0.02)      --
  Net realized and
   unrealized gains
   (losses) on
   investments and
   foreign currency
   transactions               1.95    (1.24)    0.84     1.16     0.89     0.24
----------------------------------------------------------------------------------
    Total from investment
     operations               1.95    (1.24)    0.79     1.13     0.87     0.24
----------------------------------------------------------------------------------
Less dividends and
 distributions
  Dividends (from net
   investment income)           --       --       --       --    (0.00)(2)      --
  Distributions (from
   capital gains)            (0.70)   (0.48)   (0.20)      --       --       --
----------------------------------------------------------------------------------
    Total dividends and
     distributions           (0.70)   (0.48)   (0.20)      --       --       --
----------------------------------------------------------------------------------
Net asset value, end of
 period                    $  4.86  $  3.61  $  5.33  $  4.74  $  3.61  $  2.74
==================================================================================
    Total Return(3)         62.78%  (24.70)%  17.68%   31.30%   31.90%    9.60%
==================================================================================
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)            $675,637 $561,741 $902,685 $871,467 $522,667 $211,852
Net expense ratio to
 average net assets(4)       1.60%    1.48%    1.67%    1.68%    1.89%    2.10%(5)
Ratio of net income
 (loss) to average net
 assets                    (1.21)%  (1.01)%  (1.09)%  (0.97)%  (0.74)%    0.32%(5)
Gross expense ratio to
 average net assets          1.60%    1.59%    1.67%    1.68%    1.89%    2.10%(5)
Portfolio turnover
 rate(3)                      128%      97%     111%      91%     109%     108%



 1. Period from December 30, 1993 (commencement of investment operations) to September 30, 1994. Other independent accountants audited this information.

 2.  Amount represents less than $0.01 per share.

 3.  Not annualized.

 4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

 5.  Annualized.

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.


You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.


You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at: Berger Funds P.O. Box 219958 Kansas City, MO 64121 (800) 259-2820 bergerfunds.com



Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-6009.


INVESTMENT COMPANY ACT FILE NUMBER:

Berger Investment Portfolio Trust  811-8046
Berger Small Company Growth Fund Institutional Shares                   SCGIPROS

              BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                  BERGER NEW GENERATION FUND - INVESTOR SHARES
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                               BERGER SELECT FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

               BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                  BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
                    A SERIES OF BERGER OMNI INVESTMENT TRUST

                           BERGER MID CAP GROWTH FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                            BERGER MID CAP VALUE FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                               BERGER GROWTH FUND

                         BERGER/BIAM INTERNATIONAL FUND
                  A SERIES OF BERGER/BIAM WORLDWIDE FUNDS TRUST

                          BERGER GROWTH AND INCOME FUND

                              BERGER BALANCED FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


                       STATEMENT OF ADDITIONAL INFORMATION
                      SHAREHOLDER SERVICES: 1-800-551-5849


                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Funds listed above (the "Funds"), dated January 31, 2000, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-333-1001.


                  The Funds are all "no-load" mutual funds, meaning that a buyer pays no commissions or sales loads when buying or redeeming shares of the Funds, although each Fund pays certain costs of distributing its shares. See "Section
5. Expenses of the Funds -- 12b-1 Plans" below. This SAI describes each of these Funds which have many features in common, but may have different investment objectives and different investment emphases.

                  The following financial statements of the Funds are incorporated herein by reference:


                  The audited financial statements of each of the Funds for the fiscal year or period ended September 30, 1999, from the Funds' 1999 Annual report to Shareholders, dated September 30, 1999.



                  Copies of the Annual Report are available, without charge, upon request, by calling 1-800-333-1001.




                             DATED JANUARY 31, 2000

                                                         TABLE OF CONTENTS
                                                                 &
                                                   CROSS-REFERENCES TO PROSPECTUS

------------------------------------------------------------------------------------------------------------------------
SECTION                                                        PAGE     CROSS-REFERENCES TO
                                                               NO.      RELATED DISCLOSURES
                                                                        IN PROSPECTUS
------------------------------------------------------------------------------------------------------------------------
Introduction                                                   1        Table of Contents
------------------------------------------------------------------------------------------------------------------------
1. Investment Strategies and Risks of the Funds.               1        Berger Funds; Investment Techniques,
                                                                        Securities and the Associated Risks
------------------------------------------------------------------------------------------------------------------------
2. Investment Restrictions                                     16       Berger Funds; Investment Techniques,
                                                                        Securities and the Associated Risks
------------------------------------------------------------------------------------------------------------------------
3. Management of the Funds                                     22       Organization of the Berger Funds Family
------------------------------------------------------------------------------------------------------------------------
4. Investment Advisors and Sub-Advisors                        27       Organization of the Berger Funds Family
------------------------------------------------------------------------------------------------------------------------
5. Expenses of the Funds                                       33       Berger Funds; Organization of the Berger Funds
                                                                        Family; Financial Highlights for the Berger
                                                                        Funds Family
------------------------------------------------------------------------------------------------------------------------
6. Brokerage Policy                                            40       Organization of the Berger Funds Family
------------------------------------------------------------------------------------------------------------------------
7. How to Purchase and Redeem Shares in the Funds              44       Buying Shares; Selling (Redeeming) Shares
------------------------------------------------------------------------------------------------------------------------
8. How the Net Asset Value is Determined                       45       Your Share Price
------------------------------------------------------------------------------------------------------------------------
9. Income  Dividends,  Capital  Gains  Distributions  and Tax  45       Distributions and Taxes
   Treatment
------------------------------------------------------------------------------------------------------------------------
10. Suspension of Redemption Rights                            47       Other Information About Your Account
------------------------------------------------------------------------------------------------------------------------
11. Tax-Sheltered Retirement Plans                             47       Tax-Sheltered Retirement Plans
------------------------------------------------------------------------------------------------------------------------
12. Exchange Privilege and Systematic Withdrawal               49       Exchanging Shares
    Plan
------------------------------------------------------------------------------------------------------------------------
13. Performance Information                                    50       Financial Highlights for the Berger Funds
                                                                        Family
------------------------------------------------------------------------------------------------------------------------
14. Additional Information                                     53       Organization of the Berger Funds Family;
                                                                        Special Fund Structures
------------------------------------------------------------------------------------------------------------------------
Financial Information                                          59       Financial Highlights
------------------------------------------------------------------------------------------------------------------------

                                  INTRODUCTION

                  The Funds described in this SAI are all mutual funds, or open-end, management investment companies. All of the Funds are diversified funds, except the Berger Select Fund. See below under "Non-Diversification" in
Section 1 for further information concerning the Berger Select Fund. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus or SAI concerning the other Funds.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

                  The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. For the Berger/BIAM International Fund, the term "Fund" in this Section 1 should be read to mean the Berger/BIAM International Portfolio (the "Portfolio"), in which all the investable assets of the Fund are invested.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. None of the Funds will purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the directors or trustees of the Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  CONVERTIBLE SECURITIES. The Funds may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor or sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's advisor or sub-advisor. The Funds have no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Funds will not invest in any security in default at the time of purchase, and each of the Funds will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the directors or trustees of the Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI. Convertible securities will be included in the 25% of total assets the Berger Balanced Fund will keep in fixed-income senior securities. However, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25%.

                  ZEROS/STRIPS. Each of the Funds, except the Berger New Generation Fund, the Berger Small Company Growth Fund, the Berger Small Cap Value Fund and the Berger/BIAM International Fund, may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

                  SECURITIES OF SMALLER COMPANIES. Each of the Funds may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each of the Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. The Funds may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's advisor or sub-advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for any of the Funds to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The advisor's or sub-advisor's IPO trade allocation procedures govern which Funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under the IPO allocation procedures of Berger LLC, a Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any Fund or account whose assets are very large (such as the Berger Growth Fund) is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. Each Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Funds' investments may also include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Funds. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  For any Fund invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs). The Funds may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

                  ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds (except the Berger Small Cap Value Fund) is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. The Berger Small Cap Value Fund is authorized to invest in illiquid securities, but not in restricted securities. However, none of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% (10% in the case of the Berger Small Cap Value Fund) of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% (10% in the case of the Berger Small Cap Value Fund) of a Fund's net assets to be invested in illiquid securities, the directors or trustees of that Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the directors or trustees, a Fund's advisor or sub-advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the directors or trustees will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

                  When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  LENDING OF PORTFOLIO SECURITIES. Each of the Funds, except the Berger Small Cap Value Fund, the Berger Growth Fund and the Berger Growth and Income Fund, may lend their securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  Each Fund permitted to lend its portfolio securities may lend to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and
(d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  A Fund lending securities bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. None of the Funds will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, lending Funds retain the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the lending Fund's advisor, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  SHORT SALES. Each Fund (other than the Berger Small Cap Value Fund and the Berger/BIAM International Fund) currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). The Berger Small Cap Value Fund and the Berger/BIAM International Fund are not permitted to engage in short sales at all.

                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  In the past, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has since eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that any of the Funds will be engaging in these transactions unless there are further legislative changes.

                  SPECIAL SITUATIONS. Each Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  HEDGING TRANSACTIONS. Each Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the directors or trustees from time to time. In addition, none of the Funds is required to hedge. Decisions regarding hedging are subject to the advisor's or sub-advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the advisor or sub-advisor considers pertinent.

                  A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions;
(c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  Following is additional information concerning the futures, forwards and options which the Berger New Generation Fund, the Berger Select Fund, the Berger Small Company Growth Fund, the Berger Mid Cap Growth Fund, the Berger Mid Cap Value Fund, the Berger Growth Fund, the Berger Growth and Income Fund and the Berger Balanced Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, those Funds may only write call options that are covered and only up to 25% of the Fund's total assets.

                  Currently, the Berger/BIAM International Fund is authorized to utilize only forward contracts for hedging purposes and is not permitted to utilize futures or options. Consequently, the following additional information should be read as applicable to that Fund only to the extent it discusses forwards. If the trustees ever authorize that Fund to utilize futures or options, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the Fund's advisor or sub-advisor may be required to obtain bank regulatory approval before that Fund engages in futures and options transactions.

                  Currently, the Berger Small Cap Value Fund is authorized to utilize only options for hedging purposes and is not permitted to utilize futures or forwards. Consequently, the following additional information should be read as applicable to that Fund only to the extent it discusses options. If the trustees ever authorize that Fund to utilize futures or forwards, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options.

                  FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  Certain Funds may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.


                  In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. A Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.


                  Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.


                  Although a Fund will hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position.


                  The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.




                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund utilizing futures contracts intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

                  OPTIONS ON FUTURES CONTRACTS. Certain Funds may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds authorized to utilize forward contracts currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although a Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the relevant Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

                  A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund utilizing forward contracts intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  OPTIONS ON SECURITIES AND SECURITIES INDICES. Certain Funds may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the

Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds utilizing put options expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Berger Balanced Fund may invest in certain mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Asset-backed securities are similar, except that they are backed by assets other than mortgages, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards).

                  The primary risk of any mortgage-backed or asset-backed security is the uncertainty of the timing of cash flows from the assets underlying the securities. See the subheading "Special Risks of Mortgage-Backed Securities" below for more information about prepayment and extension risks. Also, see the subheading "Asset-Backed Securities" below for more information about asset-backed securities.

                  There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

                  U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and

FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

                  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The Berger Balanced Fund may also invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to in this section as Mortgage Assets). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U. S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund may invest in CMOs issued by private entities only if the CMOs are rated at least investment grade (at least BBB by S&P or Baa by Moody's) or, if unrated, are determined to be of comparable quality.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

                  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches may be higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

                  The Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                  The Fund may not invest in "stripped" mortgage-backed securities (interest-only securities (IOs) or principal-only securities (POs)) or in mortgage-backed securities known as "inverse floaters."

                  ADJUSTABLE RATE MORTGAGES. The Berger Balanced Fund may also invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

                  PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, these securities generally are structured with one or more types of credit enhancement to make them more secure, which may be through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of those approaches. The Fund may invest in private mortgage pass-through securities only if they are rated AA/Aa (S&P/Moody's) or above.

                  SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have certain different characteristics than traditional debt securities. As a result of the risks associated with these securities, the Fund could realize a loss by investing in them, regardless of their rating or their credit enhancement features.

                  Among the major differences between mortgage-backed securities and traditional debt securities are that on mortgage-backed securities, interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time, usually without penalty. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

                  Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

                  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, during a period of declining rates, the Fund is likely to have greater amounts to reinvest as a result of prepayments and is likely to have to reinvest those amounts at lower interest rates than during a period of rising interest rates. Mortgage-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

                  The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

                  The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

                  In addition, CMOs and other mortgage-backed securities issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the pool of securities underlying a privately issued mortgage-backed security may be subject to a guarantee. Therefore, if the collateral securing a privately issued mortgage-backed security held by the Fund, in addition to any third party credit support or guarantees, is insufficient to make payment, the Fund could sustain a loss on its investment in that security. However, as stated above, the Fund will invest in CMOs and other mortgage-backed securities issued by private entities only if they are rated AA/Aa (S&P/Moody's) or above.

                  ASSET-BACKED SECURITIES. The Berger Balanced Fund may also invest in asset-backed securities. Asset-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and are subject to many of the same risks. See the subheading "Special Risks of Mortgage-Backed Securities" above for a discussion of those risks. In addition, asset-backed securities involve certain risks that are not posed by mortgage-backed securities, since asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

                  New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable legal requirements.

                  TEMPORARY DEFENSIVE MEASURES. Each of the Funds (except the Berger/BIAM International Fund) may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its advisor or sub-advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, a Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  NON-DIVERSIFICATION. The Berger Select Fund is classified as a "non-diversified" Fund under the Investment Company Act of 1940, which means that the Fund is not limited by that Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund invests more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock will have a greater impact on the Fund's net asset value.

                  However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code, which will generally relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See
Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment below. To qualify as a regulated investment company, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. government securities.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the Financial Highlights tables included in the Prospectus. The annual portfolio turnover rates of some of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for all the Funds may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of a Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders. The Funds' brokerage policy is discussed further below under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

                  The variation in the portfolio turnover rate for the Berger Select Fund's two most recently completed fiscal years is due to the increased size of the Fund and a portfolio manager change.


2.                INVESTMENT RESTRICTIONS

                  As indicated in the Prospectus, the investment objective of each of the Funds is as follows:

              ------------------------------------------------------------------------------------
              FUND                                    INVESTMENT OBJECTIVE
              ------------------------------------------------------------------------------------
              Berger Information Technology Fund      Capital appreciation
              ------------------------------------------------------------------------------------
              Berger New Generation Fund              Capital appreciation
              ------------------------------------------------------------------------------------
              Berger Select Fund                      Capital appreciation
              ------------------------------------------------------------------------------------
              Berger Small Company Growth Fund        Capital appreciation
              ------------------------------------------------------------------------------------
              Berger Small Cap Value Fund             Capital appreciation
              ------------------------------------------------------------------------------------
              Berger Mid Cap Growth Fund              Capital appreciation
              ------------------------------------------------------------------------------------
              Berger Mid Cap Value Fund               Capital appreciation
              ------------------------------------------------------------------------------------
              Berger Growth Fund                      Long-term capital appreciation
              ------------------------------------------------------------------------------------
              Berger/BIAM International Fund          Long-term capital appreciation
              ------------------------------------------------------------------------------------
                                                      Primary investment objective:
                                                      Capital appreciation
              Berger Growth and Income Fund           Secondary investment objective:
                                                      Investing in securities that produce
                                                      current income for the portfolio
              ------------------------------------------------------------------------------------
              Berger Balanced Fund                    Capital appreciation and current income
              ------------------------------------------------------------------------------------

                  The investment objective of the Berger Information Technology Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Small Company Growth Fund, the Berger Small Cap Value Fund, the Berger Mid Cap Growth Fund, the Berger Mid Cap Value Fund, the Berger Growth Fund, the Berger/BIAM International Fund and the Berger Balanced Fund, and the primary investment objective of the Berger Growth and Income Fund, are considered fundamental, meaning that they cannot be changed without a shareholders' vote. The secondary investment objective of the Berger Growth and Income Fund is not considered fundamental, and therefore may be changed in the future by action of the directors without shareholder vote. However, the Berger Growth and Income Fund will not change its secondary investment objective without giving its shareholders such notice as may be required by law. If the Berger Growth and Income Fund changes its secondary investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that any of the Funds' investment objectives will be realized.

                  Each Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Funds are described in the Prospectus.

                  In addition, each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without shareholder vote.

BERGER INFORMATION TECHNOLOGY FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER SMALL COMPANY GROWTH FUND-REGISTERED TRADEMARK-, BERGER MID CAP GROWTH FUND, THE BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND

                  Except as noted, the following fundamental restrictions apply to each of the Berger New Generation Fund, the Berger Select Fund, the Berger Small Company Growth Fund, the Berger Mid Cap Growth Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. The Fund may not:

                  1. (Does not apply to the Berger Select Fund) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more (more than 25%, in the case of the Berger Small Company Growth Fund) of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.




                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), each Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Berger Small Company Growth Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

                  The trustees have adopted additional non-fundamental investment restrictions for the Berger Information Technology Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Small Company Growth Fund, the Berger Mid Cap Growth Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

BERGER SMALL CAP VALUE FUND

                  The following fundamental restrictions apply to the Berger Small Cap Value Fund. The Fund may not:

                  1. Issue senior securities as defined in the Investment Company Act of 1940.

                  2. Invest in companies for the purpose of acquiring control or management thereof.

                  3. Invest or hold securities of any issuer if the officers and trustees of the Fund and its advisor own individually more than one-half (1/2) of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer.

                  4. Invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission).

                  5. Participate on a joint or joint and several basis in any trading account in securities.

                  6. Purchase securities of any company with a record of less than three (3) years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets.

                  7. Invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would then own more than 10% of that issuer's voting securities.

                  8. Loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase.

                  9. Borrow money in excess of 5% of the value of its assets and, then, only as a temporary measure for extraordinary or emergency purposes.

                  10. Pledge, mortgage or hypothecate any of its assets to secure a debt.

                  11. Purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests).

                  12. Purchase securities on margin or sell short.

                  13. Invest in commodities or commodity contracts.

                  14. Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 ("Restricted Securities").

                  15. Invest more than 10% of the value of its net assets in illiquid securities, including Restricted Securities, securities which are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options.

                  16. Invest in oil, gas or mineral leases.

                  17. Invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System.

                  18. Invest more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies.

                  19. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  In applying the Fund's industry concentration restriction (number (18) above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

                  The trustees have adopted additional non-fundamental investment restrictions for the Berger Small Cap Value Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. Only for the purpose of hedging, the Fund may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's net assets.

                  2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  Investment restrictions that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Berger Small Cap Value Fund.

BERGER GROWTH FUND-REGISTERED TRADEMARK- AND BERGER GROWTH AND INCOME FUND

                  The following fundamental restrictions apply to each of the Berger Growth Fund and the Berger Growth and Income Fund. The Fund may not:

                  1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

                  2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

                  3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

                  4. Make loans, except that the Fund may enter into repurchase agreements in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

                  6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                  7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (i) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (ii) forward foreign currency exchange contracts and other forward commitments and (iii) securities index put or call options.

                  9. Participate on a joint or joint and several basis in any securities trading account.

                  10. Invest in companies for the purposes of exercising control of management.

                  In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

                  The directors have adopted additional non-fundamental investment restrictions for the Berger Growth Fund and the Berger Growth and Income Fund. These limitations may be changed by the directors without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

BERGER/BIAM INTERNATIONAL FUND

                  The Fund has adopted the investment policy that it may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its investable assets in the securities of another open-end investment company or series thereof with substantially the same investment objective, policies and limitations as the Fund. This arrangement is commonly referred to as a master/feeder.

                  All other fundamental and non-fundamental investment policies and restrictions of the Berger/BIAM International Fund and the Berger/BIAM International Portfolio (the "Portfolio") are identical. Therefore, although the following investment restrictions refer to the Portfolio, they apply equally to the Fund.

                  The Portfolio has adopted certain fundamental restrictions on its investments and other activities, and none of these restrictions may be changed without the approval of (i) 67% or more of the voting securities of the Portfolio present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders.

                  The following fundamental restrictions apply to the Portfolio. The Portfolio may not:

                  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Portfolio. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. With respect to 100% of the Portfolio's total assets, the Portfolio may not purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. The Portfolio may not purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  3. The Portfolio may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  4. The Portfolio may not invest in companies for the purposes of exercising control of management.

                  5. The Portfolio may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase would be invested in such securities.

                  6. The Portfolio may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

                  7. The Portfolio may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUNDS

                  Each Fund is supervised by a board of directors or trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

                  The directors or trustees and executive officers of each of the Funds are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


      MICHAEL OWEN, 114 A Gallatin Dr., Bozeman, MT 59718, DOB: 1937.
           Self-employed as a financial and management consultant, and in real estate development. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger Growth Fund and Berger

          Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


*    JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO 80206,
          DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Growth and Income Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June, 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC. Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.

     DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, DOB: 1928.
          President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     LOUIS R. BINDNER, 1075 South Fox, Denver, CO 80223, DOB: 1925. President,
          Climate Engineering, Inc. (building environmental systems). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
          Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* DENIS CURRAN, 20 Horseneck Lane, Greenwich, CT 06830, DOB: 1947. President and a director since December 1994, and Senior Vice President and a director from September 1991 to December 1994, of Bank of Ireland Asset Management (U.S.) Limited (investment advisory firm). Member of the Board of Managers and Chief Executive Officer on the Management Committee of BBOI Worldwide LLC since November 1996. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since November 1996.


     PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602, DOB:
          1945. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company), an 81% owned subsidiary of DST Systems, Inc. Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Previously (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief

          Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO 80202, DOB:
          1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


     WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, DOB: 1928.
          President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.






* ANTHONY (TINO) R. SELLITTO III, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB: 1964. Vice President and portfolio manager since January 2000 of the Berger Growth Fund and the Berger IPT-Growth Fund (co-portfolio manager May 1999 to January 2000), and Vice President and co-portfolio manager of the Berger Select Fund since May 1999. Vice President and portfolio manager of the Berger Growth and Income Fund and the Berger IPT - Growth and Income Fund since November 1998. Interim co-portfolio manager since January 2000 of the Berger Balanced Fund. Vice President (since September 1998) and senior equity analyst (January 1998 to September 1998) with Berger LLC. Formerly, Vice President and Assistant Portfolio Manager at Crestone Capital Management, Inc. (August 1995 to January 1998), Portfolio Manager at Hawaiian Trust Company (September 1994 to August 1995) and Account Executive at W.W. Grainger Inc. (distributor of industrial equipment) (October 1991 to September 1994).



*    AMY K. SELNER, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB:
          1968. Vice President and portfolio manager of the Berger Mid Cap Growth Fund since its inception in December 1997. Vice President and portfolio manager of the Berger Small Company Growth Fund and the Berger IPT - Small Company Growth Fund since November 1998. Vice President and co-portfolio manager since May 1999 of the Berger Select Fund. Interim co-portfolio manager since January 2000 of the Berger Balanced Fund. Vice President (since December 1997) and senior research analyst (April 1996 through December 1997) with Berger LLC. Formerly, Assistant Portfolio Manager and Research Analyst with INVESCO Trust Company from March 1991 through March 1996.



*    MARK S. SUNDERHUSE, 210 University Boulevard, Suite 900, Denver, CO 80206,
          DOB: 1961. Vice President (since February 1999) and portfolio manager (since January 1999) of the Berger New Generation Fund. Vice President and co-portfolio manager since May 1999 of the Berger Select Fund. Interim co-portfolio manager since January 2000 of the Berger Balanced Fund. Senior Vice President (since January 1998) and portfolio manager (since January 1999) with Berger LLC. Formerly, Senior Vice President and Assistant Portfolio Manager with Crestone Capital Management, Inc. (from January 1991 through January 1998); Investment Officer with United Bank of Denver (from April 1989 through January 1991); and officer and registered representative with Boettcher & Company, Inc. (investment banking) (from May 1985 through April 1989).


*    JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO 80206,
          DOB: 1954. Vice President and Secretary (since November 1998) and Assistant Secretary (October 1996 to November 1998) of the Berger Funds. Vice President (since October 1997), Secretary (since November
          1998) and Assistant Secretary (October 1996 through November 1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.


*    DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO 80206,
          DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and

          Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC. Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.


*    BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO 80206,
          DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.


*    JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB:
          1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.


----------------

* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' advisors or sub-advisors.

                  The directors or trustees of the Funds have adopted a director/trustee retirement age of 75 years.

DIRECTOR/TRUSTEE COMPENSATION


                   The officers of the Funds received no compensation from the Funds during the fiscal year ended September 30, 1999. However, directors and trustees of the Funds who are not "interested persons" of the Funds or their advisors or sub-advisors are compensated for their services according to a fee schedule, allocated among the Funds. Neither the officers of the Funds nor the directors or trustees receive any form of pension or retirement benefit compensation from the Funds.



                   The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 1999, for each director or trustee of the Funds:

-------------------------------------------------------------------------------------------
NAME AND POSITION           AGGREGATE COMPENSATION FROM
WITH BERGER FUNDS
-------------------------------------------------------------------------------------------

                   BERGER        BERGER        BERGER     BERGER       BERGER     BERGER
                   INFORMATION   NEW           SELECT     SMALL        SMALL      MID CAP
                   TECHNOLOGY    GENERATION    FUND       COMPANY      CAP        GROWTH
                   FUND(1)       FUND                     GROWTH       VALUE      FUND
                                                          FUND         FUND
-------------------------------------------------------------------------------------------
Dennis E.          $  49         $2,441        $1,340     $8,432       $3,075     $147
Baldwin(4)
-------------------------------------------------------------------------------------------
Louis R.           $   49        $2,441        $1,340     $8,432       $5,747     $147
Bindner(4)
-------------------------------------------------------------------------------------------
Katherine A.       $   49        $2,441        $1,340     $8,432       $5,747     $147
Cattanach(4)
-------------------------------------------------------------------------------------------
Denis Curran(6)    $   0         N/A           N/A        N/A          N/A        N/A
-------------------------------------------------------------------------------------------
Paul R. Knapp(4)   $   49        $2,415        $1,323     $8,342       $5,682     $145
-------------------------------------------------------------------------------------------
Harry T. Lewis(4)  $   49        $2,441        $1,340     $8,432       $5,747     $147
-------------------------------------------------------------------------------------------
Michael Owen(4)    $    60       $2,955        $1,621     $10,206      $6,955     $178
-------------------------------------------------------------------------------------------
William            $   49        $2,441        $1,340     $8,432       $5,747     $147
Sinclaire(4)
-------------------------------------------------------------------------------------------
Jack R.  Thompson  $   0         $   0         $   0      $   0        $   0      $   0
(4),(5),(6),(7)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
NAME AND POSITION           AGGREGATE COMPENSATION FROM
WITH BERGER FUNDS
-------------------------------------------------------------------------------------------

                   BERGER     BERGER     BERGER/         BERGER     BERGER      ALL
                   MID CAP    GROWTH     BIAM            GROWTH     BALANCED    BERGER
                   VALUE      FUND       INTERNATIONAL   AND        FUND        FUNDS(3)
                   FUND                  FUND(2)         INCOME
                                                         FUND
-------------------------------------------------------------------------------------------
Dennis E.          $319       $19,673    $2,966          $7,639     $1,175      $47,600
Baldwin(4)
-------------------------------------------------------------------------------------------
Louis R.           $319       $19,673    $2,966          $4,968     $1,175      $47,600
Bindner(4)
-------------------------------------------------------------------------------------------
Katherine A.       $319       $19,673    $2,966          $4,968     $1,175      $47,600
Cattanach(4)
-------------------------------------------------------------------------------------------
Denis Curran(6)    N/A        N/A        $   0           N/A        N/A         $   0
-------------------------------------------------------------------------------------------
Paul R. Knapp(4)   $316       $19,454    $2,931          $4,908     $1,158      $47,000
-------------------------------------------------------------------------------------------
Harry T. Lewis(4)  $319       $19,673    $2,966          $4,968     $1,175      $47,600
-------------------------------------------------------------------------------------------
Michael Owen(4)    $386       $23,812    $3,590          $6,012     $1,421      $57,600
-------------------------------------------------------------------------------------------
William            $319       $19,673    $2,966          $4,968     $1,175      $47,600
Sinclaire(4)
-------------------------------------------------------------------------------------------
Jack R.  Thompson  $   0      $   0      $   0           $   0      $   0       $   0
(4),(5),(6),(7)
-------------------------------------------------------------------------------------------

NOTES TO TABLE


(1) The Fund was not added as an operating series of the Trust until July 1999. Figures are from the period of the reorganization to September 30, 1999.



(2) Comprised of the portion of the trustee compensation paid by Berger/BIAM Worldwide Portfolios to its trustees and allocated to the Fund.



(3) Includes the Berger Growth Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (including the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Balanced Fund, the Berger Select Fund, the Berger Mid Cap Value Fund, the Berger Mid Cap Growth Fund and the Berger Information Technology Fund), the Berger Institutional Products Trust (four series), the Berger/BIAM Worldwide Funds Trust (three series, including the Berger/BIAM International Fund), the Berger/BIAM Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (including the Berger Small Cap Value Fund). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $24,316; Louis
R. Bindner $15,333; Katherine A. Cattanach $47,393; Michael Owen $6,651; William Sinclaire $40,423.



(4) Director of Berger Growth Fund and Berger Growth and Income Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.



(5) Interested person of Berger LLC.



(6) Interested person of BBOI Worldwide LLC. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.



(7) President of Berger Growth Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.



                  Directors or trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by each of the Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the director or trustee for this purpose. Pursuant to an SEC exemptive order, the Funds are permitted to purchase shares of the designated funds in order to offset their obligation to the directors/trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. A Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.


                  As of January 4, 2000, the officers and directors/trustees of the Funds as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of each of the Funds.


4.                INVESTMENT ADVISORS AND SUB-ADVISORS

BERGER LLC - INVESTMENT ADVISOR

                  Berger LLC ("Berger LLC"), 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment advisor to all the Berger Funds except the Berger/BIAM International Fund. Berger LLC is responsible for managing the investment operations of these Funds and the composition of their investment portfolios. Berger LLC also acts as each Funds' administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.


                   Berger LLC has been in the investment advisory business for 25 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $6.1 billion as of December 31, 1999. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), which in turn is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.



                  KCSI announced its intention to separate the transportation and financial services segments through a proposed dividend of the stock of Stilwell Financial. On July 12, 1999, KCSI announced that the Internal Revenue Service issued a favorable tax ruling permitting KCSI to separate its financial services segment from its transportation segment. Completion of this separation is expected to occur in the year 2000.

BBOI WORLDWIDE LLC - INVESTMENT ADVISOR

                  BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Boulevard, Denver, CO 80206, is the investment advisor to the Berger/BIAM International Portfolio (the "Portfolio"), in which all the investable assets of the Berger/BIAM International Fund are invested. BBOI Worldwide oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the Portfolio's sub-advisor and is responsible for furnishing general business management and administrative services to the Portfolio.

                  BBOI Worldwide is a Delaware limited liability company formed in 1996. BBOI Worldwide is a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), the sub-advisor to the Portfolio, which have both been in the investment advisory business for many years.

                  Berger LLC and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on BBOI Worldwide's Board of Managers. Berger LLC's role in the joint venture is to provide administrative services, and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger LLC and BIAM is required for all significant management decisions.


                  On January 19, 2000, Berger LLC and BIAM entered into an agreement to dissolve BBOI Worldwide. The dissolution of BBOI will have no effect on the investment advisory services provided to the Fund or on the fees borne by the Fund for advisory services. Contingent upon shareholder approval, when BBOI Worldwide is dissolved, Berger LLC will become the Fund's advisor and BIAM will continue to be responsible for day-to-day management of the Fund's portfolio as sub-advisor. If approved by shareholders, these advisory changes are expected to take place in the first half of this year.


BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED - SUB-ADVISOR


                  As permitted in its Investment Advisory Agreement with the Berger/BIAM International Portfolio, BBOI Worldwide has delegated day-to-day investment management responsibility for the Portfolio to BIAM. As sub-advisor, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 20 Horseneck Lane, Greenwich, CT 06830. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $42.9 billion as of September 30, 1999.


                  Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.




PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISOR

                  Perkins, Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the investment sub-advisor for the Berger Small Cap Value Fund and the Berger Mid Cap Value Fund. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment advisor with the SEC.

                  PWM was the investment advisor of the Berger Small Cap Value Fund from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between Berger LLC as advisor and PWM as sub-advisor. PWM has been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998.

                  Thomas M. Perkins and Robert H. Perkins, as co-investment managers, are responsible for the day-to-day investment management of the Berger Small Cap Value Fund and the Berger Mid Cap Value Fund. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. Robert Perkins owns 49% of PWM. Robert Perkins and Thomas Perkins are brothers. Gregory E. Wolf owns 20% of PWM and serves as its Treasurer and a director.

BAY ISLE FINANCIAL CORPORATION - SUB-ADVISOR

                  Bay Isle Financial Corporation ("Bay Isle"), 160 Sansome Street, 17th Floor, San Francisco, CA 94104, is the investment sub-advisor for the Berger Information Technology Fund. Bay Isle has been in the investment advisory business since 1986. Bay Isle serves as investment advisor or sub-advisor to mutual funds, institutional investors and individual separate accounts.


                  Bay Isle served as investment advisor to the Berger Information Technology Fund (originally known as the InformationTech 100-Registered Trademark- Fund) from its inception in April 1997 until July 1999, when the InformationTech 100-Registered Trademark- Fund was reorganized into the Information Technology Fund with shareholder approval. At that time, Bay Isle became the investment sub-advisor to the Fund under a Sub-Advisory Agreement between Berger LLC as advisor and Bay Isle as sub-advisor. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations.


                  William F. K. Schaff is primarily responsible for the day-to-day investment decisions for the Berger Information Technology Fund. Mr. Schaff is a co-founder and controlling person of Bay Isle and serves as its Chief Investment Officer and a director. Mr. Schaff has been managing accounts of Bay Isle clients since 1987. Gary G. Pollock is also a co-founder and controlling person of Bay Isle and serves as its President and a director.

                  In addition to its other activities, Bay Isle maintains the INFORMATIONWEEK-Registered Trademark- 100 Index, an unmanaged index of the stocks of 100 companies in the information technology industries. INFORMATIONWEEK-Registered Trademark- is a registered trademark of CMP Media, which is not affiliated with Bay Isle or the Fund. Mr. Schaff also writes articles on investments for INFORMATIONWEEK magazine, a publication of CMP Media covering information technology-related topics. CMP Media compensates Bay Isle for managing the Index and for Mr. Schaff's articles.

INVESTMENT ADVISORY AGREEMENTS

                  Under the Investment Advisory Agreements between each Fund and its advisor, the advisor is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.


                  Under each Investment Advisory Agreement in effect, the advisor is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.



                  The following schedule reflects the advisory fees charged to the Funds for the fiscal year ended September 30, 1999:



--------------------------------------------------------------------------------------------------------
                      FUND                             ADVISOR               INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------------------
Berger Information Technology Fund          Berger LLC(1)                             0.90%(1)
--------------------------------------------------------------------------------------------------------
Berger New Generation Fund                  Berger LLC                                0.90%(2)
--------------------------------------------------------------------------------------------------------
Berger Select Fund                          Berger LLC                                0.75%
--------------------------------------------------------------------------------------------------------
Berger Small Company Growth Fund            Berger LLC                                0.90%(3)
--------------------------------------------------------------------------------------------------------


                                      -29-

--------------------------------------------------------------------------------------------------------
                      FUND                             ADVISOR               INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund                 Berger LLC (4)                            0.90% (4)
--------------------------------------------------------------------------------------------------------
Berger Mid Cap Growth Fund                  Berger LLC                                0.75% (2)
--------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund                   Berger LLC (4)                            0.75% (4)
--------------------------------------------------------------------------------------------------------
Berger Growth Fund                          Berger LLC                                0.75% (3)
--------------------------------------------------------------------------------------------------------
Berger/BIAM International Fund (6)          BBOI Worldwide LLC (5)                    0.90% (5)
--------------------------------------------------------------------------------------------------------
Berger Growth and Income Fund               Berger LLC                                0.75% (3)
--------------------------------------------------------------------------------------------------------
Berger Balanced Fund                        Berger LLC                                0.70% (2)
--------------------------------------------------------------------------------------------------------


(1) Fund is sub-advised by Bay Isle. See text preceding and following table. Under a written contract, the Fund's investment advisor waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the Fund's average daily net assets attributable to the Investor Shares for that fiscal year. The contract also provides that the advisor will waive an additional amount of its fees or reimburse an additional amount of expenses to the extent necessary to keep its fee waiver and reimbursement for the Investor Shares class proportionate to its fee waiver and reimbursement for the Fund's other outstanding share class. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.



(2) Under a written contract, the Fund's investment advisor waives its fee to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses (or, if applicable, for the Investor Shares class of the Fund) in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% in the case of the Investor Shares class of the Berger New Generation Fund, 2.00% in the case of the Berger Mid Cap Growth Fund, and 1.50% in the case of the Berger Balanced Fund, of the average daily net assets of the Fund (or applicable class) for that fiscal year. The advisor's contract with the Berger Mid Cap Growth Fund and the Berger Balanced Fund may not be terminated or amended except by a vote of the Fund's Board of Trustees. The agreement with the Berger New Generation Fund may be terminated by the advisor upon 90 days' prior written notice to the Fund. For the Berger New Generation Fund, the investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.



(3) Under a written agreement, the Fund's investment advisor waives its fee to the extent that the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding the 12b-1 fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed 2-1/2% of the first $30,000,000 of average daily net assets, plus 2% of the next $70,000,000, plus 1-1/2% of the balance of the average daily net assets of the Fund attributable to the Investor Shares for that fiscal year. The agreement may be terminated by the advisor upon 90 days' prior written notice to the Fund. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.



(4) Fund is sub-advised by PWM. See text preceding and following table. For the Berger Small Cap Value Fund, the investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.



(5) The Berger/BIAM International Fund bears its pro rata portion of the fee paid by the Berger/BIAM International Portfolio to BBOI Worldwide as the advisor. The Portfolio is sub-advised by BIAM. See text preceding and following table. Under a written contract, the Portfolio's investment advisor waives its investment advisory fee to the extent that, at any time during the life of the Portfolio, the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The contract may not be terminated or amended except by a vote of the Portfolio's Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Berger/BIAM International Fund.


Effective October 1, 1999, the investment advisory fee charged to the Funds was reduced according to the following schedule:


                Fund                         Average Daily Net Assets              Annual Rate
        Berger Select Fund                      First $500 million                        .75%
        Berger Mid Cap Growth Fund               Next $500 million                        .70%
        Berger Mid Cap Value Fund                 Over $1 billion                         .65%
        Berger Growth Fund
        Berger Growth and Income Fund
        -----------------------------------------------------------------------------------------------

        Berger Information Technology Fund      First $500 million                        .85%
        Berger New Generation Fund               Next $500 million                        .80%
        Berger Small Company Growth Fund          Over $1 billion                         .75%
        Berger Small Cap Value Fund


                                      -30-

                Fund                         Average Daily Net Assets              Annual Rate
        -----------------------------------------------------------------------------------------------
        Berger Balanced Fund                      First $1 billion                        .70%
                                                   Over $1 billion                        .65%


                  Each Fund's current Investment Advisory Agreement will continue in effect until the last day of April 2000 or 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the advisor. Each Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

                  Under the Sub-Advisory Agreement between the advisors and the sub-advisors for the Berger/BIAM International Portfolio, the Berger Small Cap Value Fund, the Berger Mid Cap Value Fund and the Berger Information Technology Fund, the sub-advisor is responsible for day-to-day investment management. The sub-advisor manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. Each Sub-Advisory Agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.


                  No fees are paid directly to the sub-advisors by the Funds. PWM, as the sub-advisor of the Berger Small Cap Value Fund, receives from the advisor a fee at the annual rate of 0.425% of the first $500 million of average daily net assets of the Fund, 0.40% of the next $500 million, and 0.375% of any amount in excess of $1 billion. As the sub-advisor of the Berger Mid Cap Value Fund, PWM receives from the advisor a fee at the annual rate of 0.75% of the first $50 million of average daily net assets of the Fund, 0.375% of the next $50 million and 0.20% of any amount in excess of $100 million, subject to a minimum of $400,000 per year for the first 2-1/2 years. BIAM, as the sub-advisor of the Berger/BIAM International Portfolio, receives from the advisor a fee at the annual rate of 0.45% of the average daily net assets of the Portfolio. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Portfolio to the advisor. Bay Isle, as the sub-advisor of the Berger Information Technology Fund, receives from the advisor a fee at the annual rate of 0.45% of the average daily net assets of the Fund.


                  The Sub-Advisory Agreements will continue in effect until April 2000 or 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the advisor or the sub-advisor. The Sub-Advisory Agreements are subject to termination by the Fund or the sub-advisor on 60 days' written notice, and terminate automatically in the event of their assignment and in the event of termination of the related Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN BERGER LLC AND PWM


                  Berger LLC and PWM entered into an Agreement, dated November 18, 1996, as amended January 27, 1997, April 8, 1998 and November 17, 1999 (the "November 18 Agreement"), under which, among other things, PWM agreed that, so long as Berger LLC acts as the advisor to the Berger Small Cap Value Fund, and PWM provides sub-advisory or other services in connection with the Fund, PWM will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund. PWM has agreed to the same restriction with respect to the Berger Mid Cap Value Fund.



                  The November 18 Agreement also provides that if the Sub-Advisory Agreement for the Berger Small Cap Value Fund is terminated before February 14, 2005 (other than for cause), and provided Berger LLC remains as the Fund's Advisor, Berger LLC and PWM will enter into a consulting agreement for PWM to provide consulting services to Berger LLC with respect to the Fund, subject to any requisite approvals under the Investment Company Act of 1940. Under the Consulting Agreement, PWM would provide training and assistance to Berger LLC analysts and marketing support appropriate to the Fund and would be paid a fee at an annual rate of 0.10% of the first $100 million of average daily net assets of the Fund, 0.05% of the next $100 million and 0.02% on any part in excess of $200 million. No part of the consulting fee would be borne by the Fund.






OTHER ARRANGEMENTS BETWEEN BERGER LLC AND BAY ISLE

                  Berger LLC and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. In connection with the formation of that joint venture, Berger LLC purchased from Bay Isle owners William F. K. Schaff and Gary G. Pollock the right that, if either Mr. Schaff or Mr. Pollock ever desires to sell any of his Bay Isle shares in the future, they will together first offer to sell shares to Berger LLC aggregating at least 80% of the total outstanding shares of Bay Isle at an agreed price. If Berger LLC elects to purchase the Bay Isle shares offered, the parties have agreed to use their best efforts to have 5-year employment agreements entered into between Bay Isle and Messrs. Schaff and Pollock. Consummation of any such purchase of Bay Isle shares by Berger LLC would be subject to a number of conditions, including any required approval by Fund shareholders under the Investment Company Act of 1940. Bay Isle and Messrs. Schaff and Pollock are also compensated by Berger LLC for providing administrative or consulting services relating to their joint venture private account business.

TRADE ALLOCATIONS

                  While investment decisions for the Funds are made independently by the advisor or sub-advisor, the same investment decision may be made for a Fund and one or more accounts advised by the advisor or sub-advisor. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the advisor or sub-advisor in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimis allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. While in some cases, this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the advisor or sub-advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

                  Berger LLC permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in Berger LLC's Code of Ethics. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or Berger LLC's other advisory clients. Directors and officers of Berger LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.


                  In addition to the pre-clearance requirements described above, the policy subjects directors and officers of Berger LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its board of directors.

                  PWM has adopted a Code of Ethics which is substantially similar to the Code adopted by Berger LLC. BBOI Worldwide has also adopted a Code of Ethics substantially similar to the Code adopted by Berger LLC covering all board members, officers, employees and other access persons (as defined below) of BBOI Worldwide who are not also covered by an approved Code of Ethics of an affiliated person who is an investment advisor ("covered persons"). At present, there are no persons who would be covered by BBOI Worldwide's Code of Ethics who are not also covered by the Code of Ethics of Berger LLC or BIAM, which are both investment advisors affiliated with BBOI Worldwide.

                  BIAM has adopted a Code of Ethics which restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

                  Bay Isle permits its officers, directors, employees and consultants to purchase and sell securities for their own accounts and accounts of related persons in accordance with provisions governing personal securities trading in Bay Isle's code of ethics and related internal policies. Employees must wait 3 days between the time a new recommendation or opinion change is made and the time the employee may trade in those securities in their own or related accounts, or alternatively may ask that their transaction be added to a "block" trade that will be made for a group of clients. Any employee trade not included in a "block" trade made must be pre-cleared if the trade exceeds certain specified volume limits. Volume limits are set with the intent of requiring prior approval of any trade that could potentially cause changes in the market price of the security in question. In addition, no employee may sell (or buy) any security which he or she has bought (or sold) within the past 5 trading days unless a loss is realized on closing the position. No employee, officer or director of Bay Isle may acquire any security in an initial public offering or in a private placement without prior written approval from Bay Isle's President. Any Bay Isle employee who is an "access person" of the Fund will also be subject to the provisions of Berger LLC's Code of Ethics, if those provisions are more restrictive than the provisions of Bay Isle's own code. Each employee must acknowledge quarterly that they are in compliance with the Bay Isle code of ethics and related policies.

5.                EXPENSES OF THE FUNDS

ALL FUNDS EXCEPT THE BERGER/BIAM INTERNATIONAL FUND

                  In addition to paying an investment advisory fee to its advisor, each Fund (other than the Berger/BIAM International Fund) pays all of its expenses not assumed by its advisor, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of directors or trustees who are not interested persons of Berger LLC, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.


                  Under a separate Administrative Services Agreement with respect to each of such Funds, Berger LLC performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 1999, each Fund paid Berger LLC a fee, before any waivers, at an annual rate of 0.01% of its average daily net assets for such services. Effective October 1, 1999, Berger LLC eliminated the 0.01% administrative fee charged to the Funds. The administrative services fees may be changed by the directors or trustees without shareholder approval. In addition, Effective October 1, 1999, the investment advisory fee charged to certain funds was reduced. The advisory fee reductions are reflected earlier under Investment Advisory Agreements.


                  The following tables show the total dollar amounts of advisory fees and administrative services fees paid by each of such Funds for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. Except where noted, these amounts were paid to Berger LLC.

                       BERGER INFORMATION TECHNOLOGY FUND

--------------------------------------------------------------------------------------------------------------------
                                                                        Advisory Fee
  Fiscal Year            Investment            Administrative        Waiver and Expense           TOTAL
    Ended(1)           Advisory Fee(2)         Service Fee(3)         Reimbursement(4)
--------------------------------------------------------------------------------------------------------------------
Sept. 30, 1999           $ 97,000               $ 11,000               $ (47,000)              $ 61,000
--------------------------------------------------------------------------------------------------------------------
Feb. 28, 1999            $ 68,000               $ 30,000               $ (84,000)              $ 14,000
--------------------------------------------------------------------------------------------------------------------
Feb. 28, 1998(5)         $  8,000               $ 27,000               $ (35,000)              $ 0
--------------------------------------------------------------------------------------------------------------------

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999.


(2) Under the advisory agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid an advisory fee at an annual rate of 0.95% of its average daily net assets to Bay Isle. As part of the reorganization, the investment advisory fee of 0.90% payable to Berger LLC came into effect.

Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.



(3) Under the administrative service agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid to a third party administrator an administrative services fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum. As part of the reorganization, the administrative service fee of 0.01% payable to Berger LLC came into effect. Effective October 1, 1999, Berger LLC eliminated the 0.01% administrative fee charged to the Funds.


(4) Prior to the reorganization referenced in note (1), the Fund's prior advisor had voluntarily agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's expenses did not exceed 1.50%. During 1998, in addition to waiving its entire advisory fee and reimbursing the Fund for the entire administrative service fee, the Fund's prior advisor reimbursed the Fund for $59,000 of additional expenses in order to meet the applicable expense limitation. As part of the reorganization, the current expense limitation arrangements came into effect with Berger LLC, which are described in note (2) to the table appearing above under the heading "Investment Advisory Agreements."

(5) The Fund was the accounting survivor in the reorganization referenced in note (1). Accordingly, this covers the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998, of the Fund's predecessor.

                                                     BERGER NEW GENERATION FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                 $1,714,000              $19,000                  $ 0                $1,733,000
--------------------------------------------------------------------------------------------------------------------
          1998                 $1,229,000              $14,000                  $ 0                $1,243,000
--------------------------------------------------------------------------------------------------------------------
          1997                 $ 962,000               $20,000                  $ 0                $ 982,000
--------------------------------------------------------------------------------------------------------------------



                                                       BERGER SELECT FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                  $740,000               $10,000                  $ 0                 $750,000
--------------------------------------------------------------------------------------------------------------------
         1998*                  $143,000                $2,000                  $ 0                 $145,000
--------------------------------------------------------------------------------------------------------------------

* Covers period from December 31, 1997 (commencement of operations) through the end of the Fund's first fiscal year on September 30, 1998.

                                                BERGER SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee
     September 30,            Advisory Fee           Service Fee              Waiver                 TOTAL
--------------------------------------------------------------------------------------------------------------------
          1999                 $5,582,000              $ 62,000                 $ 0                $5,644,000
--------------------------------------------------------------------------------------------------------------------
          1998                 $6,984,000              $ 78,000                 $ 0                $7,062,000
--------------------------------------------------------------------------------------------------------------------
          1997                 $6,831,000              $ 78,000                 $ 0                $6,909,000
--------------------------------------------------------------------------------------------------------------------

                                                  BERGER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                 $3,996,000              $44,000                  $ 0                $4,040,000
--------------------------------------------------------------------------------------------------------------------
          1998                 $1,515,000              $17,000                  $ 0                $1,532,000
--------------------------------------------------------------------------------------------------------------------
         1997*^                $ 418,000               $ 4,000                  $ 0                $ 422,000
--------------------------------------------------------------------------------------------------------------------

* On February 14, 1997, new fee arrangements came into effect for the Fund with shareholder approval, at which time Berger LLC became the Fund's advisor and administrator and PWM, the Fund's former investment advisor, became the Fund's sub-advisor.

^ Under the Investment Advisory Agreement in effect for the Fund until February 14, 1997, the Fund paid an advisory fee to PWM at an annual rate of 1.00% of the Fund's average daily net assets. The Fund's fiscal year end was changed from December 31 to September 30 during 1997. Accordingly, the amounts shown for 1997 cover the period January 1, 1997, through September 30, 1997.


                                                     BERGER MID CAP GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                  $88,000                 $1,000                  $ 0                 $89,000
--------------------------------------------------------------------------------------------------------------------
         1998*                  $20,000                  $ 0                 $(12,000)              $ 8,000
--------------------------------------------------------------------------------------------------------------------

* Covers period from December 31, 1997 (commencement of operations) through the end of the Fund's first fiscal year on September 30, 1998.

                                                     BERGER MID CAP VALUE FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                  $176,000                $2,000                  $ 0                 $178,000
--------------------------------------------------------------------------------------------------------------------
         1998*                  $20,000                  $ 0                    $ 0                 $20,000
--------------------------------------------------------------------------------------------------------------------

* Covers period from August 12, 1998 (commencement of operations) through the end of the Fund's first fiscal year on September 30, 1998.

                                                         BERGER GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                $10,835,000              $144,000                 $ 0               $10,979,000
--------------------------------------------------------------------------------------------------------------------
          1998                $12,939,000              $173,000                 $ 0               $13,112,000
--------------------------------------------------------------------------------------------------------------------
          1997                $14,424,000              $192,000                 $ 0               $14,616,000
--------------------------------------------------------------------------------------------------------------------

                                                 BERGER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                 $2,740,000              $37,000                  $ 0                $2,777,000
--------------------------------------------------------------------------------------------------------------------
          1998                 $2,539,000              $ 34,000                 $ 0                $2,573,000
--------------------------------------------------------------------------------------------------------------------
          1997                 $2,442,000              $ 32,000                 $ 0                $2,474,000
--------------------------------------------------------------------------------------------------------------------

                                                      BERGER BALANCED FUND

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended           Investment           Administrative         Advisory Fee              TOTAL
     September 30,            Advisory Fee           Service Fee              Waiver
--------------------------------------------------------------------------------------------------------------------
          1999                  $616,000               $ 9,000                  $ 0                 $625,000
--------------------------------------------------------------------------------------------------------------------
          1998                  $168,000               $ 2,000               $(16,000)              $154,000
--------------------------------------------------------------------------------------------------------------------

                  Each of the Funds has appointed Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, IFTC also serves as the Funds' custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as sub-agent to provide transfer agency and dividend disbursing services for the Funds. Approximately 32% of the outstanding shares of DST are owned by Stilwell.


                  As recordkeeping and pricing agent, IFTC calculates the daily net asset value of each Fund and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

                  IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                  As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Funds' shareholders; calculates the amount of, and delivers to the Funds' shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Funds at an annual rate of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

                  All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. Earnings credits received by each Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

BERGER/BIAM INTERNATIONAL FUND

                  The Berger/BIAM International Fund is allocated and bears indirectly its pro rata share of the aggregate annual operating expenses of the Berger/BIAM International Portfolio, since all of the investable assets of the Fund are invested in the Portfolio.

                  Expenses of the Portfolio include, among others, its pro rata share of the expenses of Berger/BIAM Worldwide Portfolios Trust, of which the Portfolio is a series, such as: expenses of registering the Trust with securities authorities; the compensation of its independent trustees; expenses of preparing reports to investors and to governmental offices and commissions; expenses of meetings of investors and trustees of the Trust; legal fees; and insurance premiums of the Trust. Expenses of the Portfolio also include, among others, the fees payable to the advisor under the Investment Advisory Agreement; expenses connected with the execution of portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities (which are considered a cost of securities of the Portfolio); custodian fees; auditors' fees; interest and taxes imposed on the Portfolio; transfer agent, recordkeeping and pricing agent fees; and such other non-recurring and extraordinary items as may arise from time to time.

                  Expenses of the Berger/BIAM International Fund include, among others, its pro rata share of the expenses of the Berger/BIAM Worldwide Funds Trust, of which the Fund is a series, such as: expenses of registering the Trust with securities authorities; expenses of meetings of the shareholders of the Trust; and legal fees. Expenses of the Fund also include, among others, registration and filing fees incurred in registering shares of the Fund with securities authorities; 12b-1 fees; taxes imposed on the Fund; the fee payable to the Advisor under the Administrative Services Agreement; and such other non-recurring and extraordinary items as may arise from time to time.

                  SERVICE ARRANGEMENTS FOR THE FUND. Under an Administrative Services Agreement with the Berger/BIAM International Fund, BBOI Worldwide serves as the administrator of the Fund. In this capacity, it is responsible for administering and managing all aspects of the Fund's day-to-day operations, subject to the oversight of the trustees of the Fund. BBOI Worldwide is responsible, at its expense, for furnishing (or procuring other parties to furnish) all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communications, and certain other administrative and recordkeeping services, such as coordinating matters relating to the operations of the Fund, monitoring the Fund's status as a "regulated investment company" under the Internal Revenue Code, coordinating registration of sufficient Fund shares under federal and state securities laws, arranging for and supervising the preparation of registration statements, tax returns, proxy materials, financial statements and reports for filing with regulatory authorities and distribution to shareholders of the Fund. Under the Administrative Services Agreement, the Fund pays BBOI Worldwide a fee at an annual rate equal to the lesser of (i) 0.45% of its average daily net assets, or
(ii) BBOI Worldwide's annual cost to provide or procure these services (including the fees of any services providers whose services are procured by BBOI Worldwide), plus an additional 0.02% of the Fund's average daily net assets. The trustees of the Fund regularly review amounts paid to and expenditures incurred by BBOI Worldwide pursuant to the Administrative Services Agreement. In addition, in the event that BBOI Worldwide's duties under the Administrative Services Agreement are delegated to another party, BBOI Worldwide may take into account, in calculating the cost of such services, only the costs incurred by such other party in discharging the delegated duties.

                  Under a Sub-Administration Agreement between BBOI Worldwide and Berger LLC, Berger LLC has been delegated the responsibility to perform certain of the administrative and recordkeeping services required under the Administrative Services Agreement and to procure, at BBOI Worldwide's expense, third parties to provide the services not provided by Berger LLC. Under the Sub-Administration Agreement, Berger LLC is paid a fee by BBOI Worldwide of 0.25% of the Fund's average daily net assets for its services. During certain periods, Berger LLC may voluntarily waive all or a portion of its fee from BBOI Worldwide, which will not affect the fee paid by the Fund to BBOI Worldwide under the Administrative Services Agreement.


                  IFTC has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the daily net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, IFTC has been appointed to serve as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-transfer agent to provide transfer agency and dividend disbursing services for the Funds. The fees of Berger LLC, IFTC and DST are all paid by BBOI Worldwide. Approximately 32% of the outstanding shares of DST are owned by Stilwell.


                  SERVICE ARRANGEMENTS FOR THE PORTFOLIO. Under the Investment Advisory Agreement between BBOI Worldwide and the Berger/BIAM International Portfolio, in addition to providing investment advisory services, BBOI Worldwide is responsible for providing or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI Worldwide is responsible for providing certain of these services at its own expense, such as compliance monitoring and preparing investor communications, which have been delegated to Berger LLC as part of the Sub-Administration Agreement discussed above. Other services are procured from third party service providers at the Portfolio's own expense, such as custody, recordkeeping and pricing services.

                  The Portfolio has appointed IFTC as recordkeeping and pricing agent to calculate the daily net asset value of the Portfolio and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, the Portfolio has appointed IFTC as its custodian and transfer agent. IFTC has engaged State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, as sub-custodian for the Portfolio. For custodian, recordkeeping and pricing services, the Portfolio pays fees directly to IFTC based on a percentage of its net assets, subject to certain minimums, and reimburses IFTC for certain out-of-pocket expenses.

                  The following table shows the total dollar amounts of advisory fees paid by the Portfolio to BBOI Worldwide for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. The investment advisory fee is paid by the Portfolio and is borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                                           BERGER/BIAM INTERNATIONAL PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
Fiscal Year Ended              Investment                   Advisory Fee                TOTAL
September 30,                  Advisory Fee                 Waiver
---------------------------------------------------------------------------------------------------------------------
         1999                  $2,010,000                   $(17,000)                   $1,993,000
---------------------------------------------------------------------------------------------------------------------
         1998                  $1,531,000                   $(61,000)                   $1,470,000
---------------------------------------------------------------------------------------------------------------------
        1997*                  $  560,000                   $(61,000)                   $  499,000
---------------------------------------------------------------------------------------------------------------------

       * Covers period from October 11, 1996 (commencement of investment operations of the Portfolio) through the end of the Portfolio's first fiscal year on September 30, 1997.


                  In addition, the Fund paid BBOI Worldwide the following amounts for its services under the Administrative Services Agreement.

BERGER/BIAM INTERNATIONAL FUND

-------------------------------------------------------------------------------------
Fiscal Year Ended September 30,                       Administrative Service Fee
-------------------------------------------------------------------------------------
                   1999                               $ 87,000
-------------------------------------------------------------------------------------
                   1998                               $ 85,000
-------------------------------------------------------------------------------------
                   1997*                              $ 63,000
-------------------------------------------------------------------------------------


         * Covers period from November 7, 1996 (commencement of investment operations of the Fund) through the end of the Fund's first fiscal year on September 30, 1997.


                  As noted above with respect to the other Berger Funds, all of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances maintained with it as custodian. Earnings credits received by the Portfolio can be found on the Portfolio's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

12b-1 PLANS

         Each of the Funds has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to Berger LLC of a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans are intended to benefit the Funds by attracting new assets into the Funds and thereby affording potential cost reductions due to economies of scale.

         The expenses paid by Berger LLC may include, but are not limited to:

-- payments made to, and costs incurred by, a Fund's principal underwriter in connection with the distribution of Fund shares, including payments made to and expenses of officers and registered representatives of the Distributor;

-- payments made to and expenses of other persons (including employees of Berger LLC) who are engaged in, or provide support services in connection with, the distribution of Fund shares, such as answering routine telephone inquiries and processing shareholder requests for information;

-- compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a
         Fund) paid to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of Fund shares, including services to holders of Fund shares and prospective investors;

-- costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

-- costs of printing and distributing prospectuses and reports to prospective shareholders of Fund shares;

-- costs involved in preparing, printing and distributing sales literature for Fund shares;

-- costs involved in obtaining whatever information, analyses and reports with respect to market and promotional activities on behalf of a Fund relating to Fund shares that Berger LLC deems advisable;

-- and such other costs relating to Fund shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Fund shares.

                    Such 12b-1 fee payments are to be made by each Fund to Berger LLC with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Berger LLC in such year; that is, if the distribution expenditures incurred by Berger LLC are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by Berger LLC, and if the distribution expenditures incurred by Berger LLC are more than the total of such payments, the excess is not to be reimbursed to Berger LLC by the Fund.

                    From time to time a Fund may engage in activities which jointly promote the sale of Fund shares and other funds that are or may in the future be advised or administered by Berger LLC, which costs are not readily identifiable as related to any one fund. In such cases, a Fund's 12b-1 fees may be used to finance the joint promotion of the shares of that Fund, along with the shares of the other fund. Berger LLC allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

                    The current 12b-1 Plans will continue in effect until the end of April 2000, and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plans may not be amended to increase materially the amount to be spent on distribution of Fund shares without shareholder approval.


                    Following are the payments made to Berger LLC pursuant to the Plans for the fiscal year ended September 30, 1999:



          ----------------------------------------------------------------------
          FUND                                               12b-1 PAYMENTS
          ----------------------------------------------------------------------
          Berger Information Technology Fund(1)(2)           $2,000 (1)
          ----------------------------------------------------------------------
          Berger New Generation Fund(2)                      $  476,000
          ----------------------------------------------------------------------
          Berger Select Fund                                 $  247,000
          ----------------------------------------------------------------------
          Berger Small Company Growth Fund(2)                $1,551,000
          ----------------------------------------------------------------------
          Berger Small Cap Value Fund(2)                     $  545,000
          ----------------------------------------------------------------------
          Berger Mid Cap Growth Fund                         $   29,000
          ----------------------------------------------------------------------
          Berger Mid Cap Value Fund                          $   59,000
          ----------------------------------------------------------------------
          Berger Growth Fund                                 $3,612,000
          ----------------------------------------------------------------------
          Berger/BIAM International Fund                     $   50,000
          ----------------------------------------------------------------------
          Berger Growth and Income Fund                      $  913,000
          ----------------------------------------------------------------------
          Berger Balanced Fund                               $  220,000
          ----------------------------------------------------------------------


         (1) The Fund did not start offering the Investor Shares class of shares bearing a 12b-1 fee until July 1999.









         (2) The Berger Information Technology Fund, the Berger New Generation Fund, the Berger Small Company Growth Fund and the Berger Small Cap Value Fund have adopted a 12b-1 Plan only with respect to the Investor Shares class of shares, which is the class of shares of those Funds covered by this SAI.





OTHER EXPENSE INFORMATION

                    The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                    The Funds and/or their advisors have entered into arrangements with certain brokerage firms and other companies(such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Funds through those firms or companies. A Fund's advisor or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

                    The Fund's advisor may also enter into arrangements with organizations that solicit clients for the advisor, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally, the fee paid by the advisor under such arrangements is based on the value of the referred client's assets managed by the advisor. None of the fees paid to such organizations will be borne by the Funds.

DISTRIBUTOR

                    The distributor (principal underwriter) of each Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Funds' shares.

6.                  BROKERAGE POLICY

                    Although each Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, the advisor is directed to place the portfolio transactions of the Fund. Where applicable, the advisor may delegate placement of brokerage to a Fund's sub-advisor. A report on the placement of brokerage business is given to the directors or trustees of each Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years were as follows:

                                                       BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------------------------------------------
                                                  FOR THE YEAR/PERIOD ENDED SEPTEMBER 30,
                                                  ------------------------------------------------------------------
                                                  1999                   1998                  1997
--------------------------------------------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND                $ 4,000(1)         $10,000(1)            $6,000(1)
--------------------------------------------------------------------------------------------------------------------
BERGER NEW GENERATION FUND                        $349,000           $340,000              $165,000
--------------------------------------------------------------------------------------------------------------------
BERGER SELECT FUND                                $972,000           $536,000(2)           N/A
--------------------------------------------------------------------------------------------------------------------
BERGER SMALL COMPANY GROWTH FUND                  $807,000           $890,000              $1,044,000
--------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND                       $1,870,000         $567,000              $306,000(3)
--------------------------------------------------------------------------------------------------------------------
BERGER MID CAP GROWTH FUND                        $  27,000          $ 15,000(2)           N/A
--------------------------------------------------------------------------------------------------------------------
BERGER MID CAP VALUE FUND                         $ 129,000          $ 33,000(4)           N/A
--------------------------------------------------------------------------------------------------------------------
BERGER GROWTH FUND                                $6,010,000         $9,258,000            $6,671,000
--------------------------------------------------------------------------------------------------------------------
BERGER/BIAM INTERNATIONAL FUND (5)                $155,000           $225,000              $234,000(5)
--------------------------------------------------------------------------------------------------------------------
BERGER GROWTH AND INCOME FUND                     $805,000           $2,397,000            $1,124,000
--------------------------------------------------------------------------------------------------------------------
BERGER BALANCED FUND                              $291,000           $207,000              N/A
--------------------------------------------------------------------------------------------------------------------


(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the brokerage commissions shown for 1997 were paid by the Fund's predecessor during the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998, and the brokerage commissions shown for 1998 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Brokerage commissions shown for 1999 were paid by the Fund for the period from March 1, 1999 through September 30, 1999.



(2) Covers period from December 31, 1997 (commencement of operations) through the end of the Fund's first fiscal year on September 30, 1998.

(3) The Fund's fiscal year end was changed from December 31 to September 30 during 1997. Accordingly, the brokerage commissions shown for 1997 cover the period January 1, 1997, through September 30, 1997.



(4) Covers period from August 12, 1998 (commencement of operations) through the end of the Fund's first fiscal year on September 30, 1998.



(5) These are brokerage commissions paid by the Portfolio in which all the Fund's investable assets are invested. Commissions paid by the Portfolio are borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio. The brokerage commissions shown for 1997 cover the period November 7, 1996 (commencement of Fund investment operations) through the end of the Portfolio's first fiscal year on September 30, 1997.


                    The Investment Advisory Agreement each Fund has with its advisor authorizes and directs the advisor to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Where applicable, the Sub-Advisory Agreement for each sub-advised Fund similarly directs the sub-advisor. However, each Agreement specifically authorizes the advisor or sub-advisor to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor or sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor or sub-advisor. Accordingly, the advisor or sub-advisor does not have an obligation to seek the lowest available commission.

                    In accordance with this provision of the Agreement, portfolio brokerage business of each Fund may be placed with brokers who provide useful brokerage and research services to the advisor or, where applicable, the sub-advisor. The Fund's advisor or sub-advisor may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings which furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends, and portfolio strategies. Research may be provided orally, in print, or electronically. These include a service used by the independent directors or trustees of the Funds in reviewing the Investment Advisory Agreements.

                    In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the advisor or sub-advisor will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the advisor or sub-advisor in the investment decision-making process may be paid for with a Fund's commission dollars. The advisor or sub-advisor pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the advisor or sub-advisor.


                    The Funds' advisors and sub-advisors do not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An advisor or sub-advisor may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the advisor's or sub-advisor's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The advisor or sub-advisor then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on the advisor's or sub-advisor's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.



                    During the fiscal year ended September 30, 1999, of the brokerage commissions paid by the Funds, the following amounts were paid to brokers who provided to the Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Funds:



  -------------------------------------------------------------------------------------------------------------------
  FUND                                               AMOUNT OF TRANSACTIONS              AMOUNT OF COMMISSIONS
  -------------------------------------------------------------------------------------------------------------------


                                      -41-

  -------------------------------------------------------------------------------------------------------------------
  FUND                                               AMOUNT OF TRANSACTIONS              AMOUNT OF COMMISSIONS
  -------------------------------------------------------------------------------------------------------------------
  Berger Information Technology Fund                        $298,000(1)                        $   2,000 (1)
  -------------------------------------------------------------------------------------------------------------------
  Berger New Generation Fund                               $ 22,354,000                        $  34,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Select Fund                                       $ 122,151,000                       $ 133,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Small Company Growth Fund                         $ 39,444,000                        $  98,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Small Cap Value Fund                               $33,733,000                        $  98,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Mid Cap Growth Fund                                $ 6,002,000                        $  11,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Mid Cap Value Fund                                $ 33,336,000                        $  78,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Growth Fund                                       $713,737,000                        $ 912,000
  -------------------------------------------------------------------------------------------------------------------
  Berger/BIAM International Fund                                $ 0                            $       0
  -------------------------------------------------------------------------------------------------------------------
  Berger Growth and Income Fund                            $126,947,000                        $ 155,000
  -------------------------------------------------------------------------------------------------------------------
  Berger Balanced Fund                                      $73,542,000                        $  95,000
  -------------------------------------------------------------------------------------------------------------------


(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the amounts shown cover the period from March 1, 1999 through September 30, 1999.


                    These brokerage and research services received from brokers are often helpful to the advisor or sub-advisor in performing its investment advisory responsibilities to the Funds, and the availability of such services from brokers does not reduce the responsibility of the advisor's or sub-advisor's advisory personnel to analyze and evaluate the securities in which the Funds invest. The brokerage and research services obtained as a result of the Funds' brokerage business also will be useful to the advisor or sub-advisor in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the advisor or sub-advisor in rendering investment advice to the Funds. Although such brokerage and research services may be deemed to be of value to the advisor or sub-advisor, they are not expected to decrease the expenses that the advisor or sub-advisor would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by the advisor or sub-advisor from the Funds be reduced as a result of the availability of such brokerage and research services from brokers.

                    The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                    Included in the brokerage commissions paid by the Funds during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

-----------------------------------------------------------------------------------------------------------------------
                                DSTS            Reduction     DSTS           Reduction     DSTS           Reduction
                                Commissions     in Expenses   Commissions    in Expenses   Commissions    in Expenses
                                Paid            FYE           Paid           FYE           Paid           FYE
                                FYE 9/30/99     9/30/99(1)    FYE 9/30/98    9/30/98(1)    FYE 9/30/97    9/30/97(1)
-----------------------------------------------------------------------------------------------------------------------
Berger Information Technology   $ 0(2)          $ 0           $ 0(2)         $ 0               $ 0(2)     $  0
Fund
-----------------------------------------------------------------------------------------------------------------------
Berger New Generation Fund      $6,000(3)       $4,500        $2,000         $1,500            $ 0        $  0
-----------------------------------------------------------------------------------------------------------------------
Berger Select Fund              $61,000(4)      $46,000       $9,000(5)      $7,000(5)        N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Berger Small Company Growth     $ 6,000(6)      $ 4,500       $ 0            $ 0             $42,000       $31,000
Fund
-----------------------------------------------------------------------------------------------------------------------


                                      -42-

-----------------------------------------------------------------------------------------------------------------------
                                DSTS            Reduction     DSTS           Reduction     DSTS           Reduction
                                Commissions     in Expenses   Commissions    in Expenses   Commissions    in Expenses
                                Paid            FYE           Paid           FYE           Paid           FYE
                                FYE 9/30/99     9/30/99(1)    FYE 9/30/98    9/30/98(1)    FYE 9/30/97    9/30/97(1)
-----------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund     $ 0             $ 0           $ 0            $ 0           $10,000        $7,000
-----------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Growth Fund      $ 0             $ 0           $ 0(7)         $ 0(7)        N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       $ 0             $ 0           $ 0(8)         $ 0(8)        N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Berger Growth Fund              $399,000(9)     $299,000      $390,000       $293,000      $527,000       $396,000
-----------------------------------------------------------------------------------------------------------------------
Berger/BIAM International Fund  $ 0             $ 0           $ 0            $ 0           $ 0            $ 0
-----------------------------------------------------------------------------------------------------------------------
Berger Growth and Income Fund   $32,000(10)     $ 24,000      $ 28,000       $ 21,000      $35,000        $26,000
-----------------------------------------------------------------------------------------------------------------------
Berger Balanced Fund            $ 1,500(11)     $  1,000      $ 0            $ 0           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------

(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 2, 1999. Accordingly, the amounts shown for FYE 9/30/97 were paid by the Fund's predecessor during the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998, and the amounts shown for FYE 9/30/98 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Amounts shown for FYE 9/30/99 cover the period for March 1, 1999 to September 30, 1999.



(3) Constitutes 2% of the aggregate brokerage commissions paid by the Berger New Generation Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger New Generation Fund.



(4) Constitutes 6% of the aggregate brokerage commissions paid by the Berger Select Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Select Fund.



(5) Covers the period from December 31, 1997 (commencement of operations) through September 30, 1998.



(6) Constitutes 1% of the aggregate brokerage commissions paid by Berger Small Company Growth Fund and less than 1% of the aggregate dollar amount of transaction placed by Berger Small Company Growth Fund.



(7) Covers the period from December 31, 1997 (commencement of operations) through September 30, 1998.



(8) Covers the period from August 12, 1998 (commencement of operations) through September 30, 1998.



(9) Constitutes 7% of the aggregate brokerage commissions paid by the Berger Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Growth Fund.



(10) Constitutes 4% of the aggregate brokerage commissions paid by the Berger Growth and Income Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Growth and Income Fund.



(11) Constitutes less than 1% of the aggregate brokerage commissions paid by the Berger Balanced Fund and less than 1% of the aggregate dollar amount of transactions placed by Berger Balanced Fund.



                    Under the Investment Advisory Agreement in effect until February 14, 1997, for the Berger Small Cap Value Fund, the Fund's then advisor was permitted to place the Fund's brokerage with affiliated brokers, subject to adhering to certain procedures adopted by the trustees and subject to obtaining prompt execution of orders at the most favorable net price. Of the brokerage commissions shown on the Brokerage Commissions table above for periods prior to February 14, 1997, $138,000 was paid by the Fund to PWM, then the Fund's advisor, now the Fund's sub-advisor, which is also a registered broker-dealer.





                    On February 14, 1997, new arrangements for the Berger Small Cap Value Fund came into effect with shareholder approval and since that time, the trustees have not authorized the Fund's brokerage to be placed with any broker or dealer affiliated with the advisor or sub-advisor, except through DSTS under the circumstances described above.

                    Each Fund's advisor or sub-advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the advisor and its clients; and knowledge of other buyers and sellers. The advisor or sub-advisor selects the broker for each order based on the factors above, as well as the size, difficulty and other characteristics of the order. The directors or trustees of the Funds have also authorized sales of shares of the Funds by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the advisor or sub-advisor may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisor will seek the best execution of each transaction.

                    During the fiscal year ended September 30, 1999, Berger Growth and Income Fund, Berger Balanced Fund and Berger Mid Cap Value Fund acquired securities of the Funds' regular broker dealers. As of September 30, 1999, these Funds owned the following securities of its regular broker-dealers with the following values:



       -----------------------------------------------------------------------------------------------------------
                     FUND                               BROKER/DEALER              VALUE           SECURITY
       -----------------------------------------------------------------------------------------------------------
       Berger Growth and Income Fund     Morgan Stanley Dean Witter & Co.      $ 4,272,081    Common Stock
                                         The Goldman Sachs Group, Inc.           2,555,900    Common Stock
       -----------------------------------------------------------------------------------------------------------
       Berger Balanced Fund              Morgan Stanley Dean Witter & Co.          981,062    Common Stock
                                         Merrill Lynch & Co.                     1,985,580    Bonds
                                         Bear Stearns                            1,036,305    Bonds
       -----------------------------------------------------------------------------------------------------------
       Berger Mid Cap Value Fund         Merrill Lynch & Co.                       147,812    Common Stock
       -----------------------------------------------------------------------------------------------------------


7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS

                  MINIMUM INITIAL INVESTMENTS:
                           Regular investment                           $2,000
                           Low Minimum Investment Plan                  $  100
                  MINIMUM SUBSEQUENT INVESTMENTS:
                           Regular investment                           $   50
                           Regular automatic investment                 $   50
                           Low Minimum Investment Plan
                           (required monthly automatic investments)     $  100

                  To purchase shares in any of the Funds, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121

                  If a shareholder is adding to an existing account, shares may also be purchased by placing an order by telephone call to the Funds at 1-800-551-5849 or via on-line access, and remitting payment to DST Systems, Inc. Payment for shares ordered on-line must be made by electronic funds transfer. In order to make sure that payment for telephone purchases is received on time, shareholders are encouraged to remit payment by electronic funds transfer. Shareholders may also remit payment for telephone purchases by wire or by overnight delivery.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from a Fund as described above.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and on-line are described in the Prospectus. The Funds may terminate or modify those procedures and related requirements at any time, although shareholders of the Funds will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

                  As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% redemption fee from a shareholder's redemption proceeds if the shareholder redeems shares of that Fund held less than 6 months. Because an exchange involves a redemption of shares followed by a purchase, this redemption fee will also apply to exchanges of Fund shares held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the shareholder. This fee will also not be charged on the redemption of shares obtained through the reinvestment of dividends paid on Fund shares. If some but not all of the shares in an account are redeemed, shares are treated as redeemed in an order determined by and applied uniformly to all accounts by the Fund's sub-transfer agent.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

                  For those Funds offering classes of shares, net asset value is calculated by class, and since the Investor Shares and each other class of those Funds has its own expenses, the per share net asset value of those Funds will vary by class.

                  Since the Berger/BIAM International Fund invests all of its investable assets in the Berger/BIAM International Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio. The value of securities held in the Portfolio are determined as described below for the Funds.

                  In determining net asset value for each of the Funds, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the directors or trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

                  A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT

                  This discussion summarizes certain U.S. federal income tax issues relating to the Funds. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

                  TAX STATUS OF THE FUNDS. If a Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. Each of the Funds intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Funds will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

                  In general, net capital gains from assets held by a Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares. Assets contributed to a Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.


                  If a Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.


                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Funds reserve the right to reinvest the amount distributed in additional Fund shares at the then-current NAV and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.


                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Funds, unless a Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, for the Funds that make an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.


                  If a Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause a Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of a Fund holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.


                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Funds' investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to a gain or loss that could affect a Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If a Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, a Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

                  FOREIGN SHAREHOLDERS. Foreign shareholders of a Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by a Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.


                  TAX STATUS OF THE BERGER/BIAM INTERNATIONAL PORTFOLIO. The Berger/BIAM International Portfolio, in which the Berger/BIAM International Fund invests all of its investable assets, has in previous years been classified as a partnership for U.S. federal income tax purposes, and it intends to retain that classification. The Berger/BIAM International Fund is treated for various federal tax purposes as owning an allocable share of the Portfolio's assets and will be allocated a share of the Portfolio's income, gain and loss.


10.               SUSPENSION OF REDEMPTION RIGHTS

                  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of a Fund.

                  Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. Each Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               TAX-SHELTERED RETIREMENT PLANS

                  The Funds offer several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such Plans. For information on other types of retirement plans offered by the Funds, please call 1-800-333-1001 or write to the Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLANS

                  Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Funds. All income and capital gains accumulated in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.

                  If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your employees' compensation or your earned income. By adopting both the Profit-Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

                  If you wish to purchase shares of any Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Funds. IFTC serves as trustee of the Plan, for which it charges an annual trustee's fee for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Funds or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.

                  Distributions from the Profit-Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70 1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70 1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the Plans is recommended. You should also consult with your tax advisor regarding state tax law implications of participation in the Plans.


                  In order to receive the necessary materials to create a Profit-Sharing or Money Purchase Pension Plan, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Berger Funds at 1-800-333-1001.


INDIVIDUAL RETIREMENT ACCOUNT (IRA)

                  If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you can provide for your own retirement by adopting an IRA. Under an IRA, you can contribute each year up to the lesser of 100% of your compensation or $2,000. If you are married and you file a joint return, you and your spouse together may make contributions totaling up to $4,000 to two IRAs (with no more than $2,000 being contributed to either account) if your joint income is $4,000 or more, even if one spouse has no earned income. If neither you nor your spouse are active participants in an existing qualified retirement plan, or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for Federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, the deductibility of your IRA contributions will be phased out for federal income tax purposes if your income exceeds specified amounts, although the income level at which your IRA contributions will no longer be deductible is higher if only your spouse (but not you) is an active participant. However, whether your contributions are deductible or not, the income and capital gains accumulated in your IRA are not taxed until the account is distributed.

                  If you wish to create an IRA to invest in shares of any Fund, you may use the Fund's IRA custodial agreement form which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, IFTC will serve as custodian, for which it will charge an annual custodian fee for each Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

                  Distributions from an IRA generally may not be made without penalty until you reach age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor is recommended. You should also consult with your tax advisor about state taxation of your account.


                  In order to receive the necessary materials to create an IRA account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

ROTH IRA


                  If you are an individual with compensation or earned income, you may contribute up to the lesser of $2,000 or 100% of your compensation to a Roth IRA, as long as your income does not exceed a specified income level ($95,000 for single individuals, $150,000 for married individuals filing jointly). A Roth IRA is similar in many respects to a traditional IRA, as described above. However, the maximum amount you may contribute to a Roth IRA is phased out between that income level and a maximum income amount ($110,000 and $160,000, respectively), and you may not make any contribution at all to a Roth IRA if your income exceeds the maximum income amount. Also, you can make contributions to a Roth IRA even after you reach age 70 1/2, and you are not required to take distributions from a Roth IRA prior to your death.


                  Contributions to a Roth IRA are not deductible for federal income tax purposes. However, the income and capital gains accumulated in a Roth IRA are not taxed while held in the IRA, and distributions can be taken tax-free if the Roth IRA has been established for a minimum of five years and the distribution is after age 59-1/2, for a first time home purchase, or upon death or disability.


                  An individual with an income of less than $100,000 who is not married filing separately can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the fair market value of the existing IRA on the date of the rollover. Please consult your tax advisor concerning Roth IRA rollovers.


403(b) CUSTODIAL ACCOUNTS

                  If you are employed by a public school system or certain federally tax-exempt private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account.
Your employer must participate in the establishment of the account.

                  If your employer participates, it will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. The amount which you may contribute annually under a salary reduction agreement is generally the lesser of $9,500 or your exclusion allowance, which is based upon a specified formula, and other Internal Revenue Code limits apply. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to Federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains accumulated in the account are tax-free until withdrawn.


                  Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59 1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Except for required distributions after age 70 1/2 and periodic distributions over more than 10 years, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the 403(b) Custodial Account is recommended. You should also consult with your tax advisor about state taxation of your account.


                  Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. IFTC serves as custodian of the 403(b) Custodial Account, for which it charges an annual custodian fee for each Fund or Cash Account Trust Money Market Portfolio in which the participant's account is invested.


                  In order to receive the necessary materials to create a 403(b) Custodial Account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.


12.               EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

                  A shareholder who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the shareholder at regular intervals by the Fund in which the shareholder is invested.

                  To establish a Systematic Withdrawal account, the shareholder deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the shareholder's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the shareholder of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of the month.

                  Withdrawal payments are not yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of the shareholder's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

                  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The shareholder may, of course, make additional deposits of Fund shares in the shareholder's account at any time.

                  Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax advisor concerning proper tax treatment of the redemption.

                  Any shareholder may exchange any or all of the shareholder's shares in any of the Funds for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. In addition, exchanges out of the Berger Information Technology Fund will be subject to a redemption fee of 1% if shares are exchanged within 6 months of purchase.

                  An exchange of shares may be made by written request directed to DST Systems, Inc., via on-line access, or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege may be terminated or amended by any of the Funds, and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the INFORMATIONWEEK 100 Index, or more narrowly-based or blended indices which reflect the market sectors in which that Fund invests.

                  The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T) TO THE POWER OF n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


PREDECESSOR PERFORMANCE QUOTATIONS

                  BERGER/BIAM INTERNATIONAL FUND. The Berger/BIAM International Portfolio (in which all the investable assets of the Berger/BIAM International Fund are invested) commenced operations upon the transfer to the Portfolio of assets held in a pooled trust (the "Pool") maintained by Citizens Bank New Hampshire, for which BIAM had provided day-to-day portfolio management as sub-advisor since the inception of the Pool. At that time, BIAM's bank holding company parent indirectly owned a 23.5% interest in the parent of Citizens Bank New Hampshire. The investment objective, policies, limitations, guidelines and strategies of the Pool were materially equivalent to those of the Berger/BIAM International Fund and the Portfolio. Assets from the Pool were transferred on October 11, 1996, to a separate "feeder" fund investing in the Portfolio which, in turn, transferred those assets to the Portfolio in exchange for an interest in the Portfolio. As a result of this transaction, the investment holdings in the Portfolio were the same as the investment holdings in the portfolio of the Pool immediately prior to the transfer, except for the seed capital provided by Berger LLC.

                  The Pool was not a registered investment company since it was exempt from registration under the Investment Company Act of 1940 (the "1940 Act"). Since, in a practical sense, the Pool constitutes the "predecessor" of the Portfolio, the Fund calculates its performance for periods commencing prior to the transfer of the Pool's assets to the Portfolio by including the Pool's total return, adjusted at that time to reflect any increase in fees and expenses applicable in operating the Fund, including the Fund's pro rata share of the aggregate annual operating expenses, net of fee waivers, of the Portfolio. Those fees and expenses included 12b-1 fees.

                  Performance data quoted for the Berger/BIAM International Fund for periods prior to October 1996 include the performance of the Pool and include periods before the Fund's and the Portfolio's registration statements became effective. As noted above, the Pool was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed on the Fund and the Portfolio by the 1940 Act. If the Pool had been registered under the 1940 Act, the Pool's performance might have been adversely affected.

                  BERGER SMALL CAP VALUE FUND. Shares of the Berger Small Cap Value Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

                  BERGER INFORMATION TECHNOLOGY FUND. The Berger Information Technology Fund is the accounting survivor and successor of a fund previously known as the InformationTech 100-Registered Trademark- Fund, which was reorganized into the Fund effective July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

                  The Fund quotes its historical performance track record for both of its classes of shares based on its predecessor's only shares outstanding prior to the reorganization. Accordingly, performance data for the Investor Shares for periods prior to the date of the reorganization do not reflect the 0.25% per year 12b-1 fee currently borne by the Investor Shares. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS


                  The average annual total return for each of the Funds for various periods ending September 30, 1999, are shown on the following table:



-------------------------------------------------------------------------------------------------------------------
FUND                               1-YEAR        3-YEAR       5-YEAR        10-YEAR      LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
Berger Information Technology      84.49%        N/A          N/A           N/A          53.03%
Fund - Investor Shares(1)                                                                (since 4/8/97)
-------------------------------------------------------------------------------------------------------------------
Berger New Generation Fund -       110.82%       33.61%       N/A           N/A          34.35%
Investor Shares                                                                          (since 3/29/96)
-------------------------------------------------------------------------------------------------------------------
Berger Select Fund                 53.06%        N/A          N/A           N/A          49.85%
                                                                                         (since 12/31/97)
-------------------------------------------------------------------------------------------------------------------
Berger Small Company Growth Fund   62.78%        12.99%       20.10%        N/A          19.15%
- Investor Shares                                                                        (since 12/30/93)
-------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund -      24.69%        18.08%       17.39%        13.15%       14.75%
Investor Shares(2)                                                                       (since 10/21/87)(3)
-------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Growth Fund         102.76%       N/A          N/A           N/A          57.57%
                                                                                         (since 12/31/97)
-------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value  Fund         31.12%        N/A          N/A           N/A          19.34%
                                                                                         (since 8/12/98)
-------------------------------------------------------------------------------------------------------------------
Berger Growth Fund                 38.96%        13.82%       13.80%        15.51%       14.88%
                                                                                         (since 9/30/74)(4)
-------------------------------------------------------------------------------------------------------------------
Berger/BIAM International Fund(5)  29.64%        11.14%       11.74%        12.68%       12.50%
                                                                                         (since 7/31/89)
-------------------------------------------------------------------------------------------------------------------
Berger Growth and Income Fund      38.67%        22.45%       18.30%        15.93%       14.58%
                                                                                         (since 9/30/74)(4)
-------------------------------------------------------------------------------------------------------------------
Berger Balanced Fund               39.41%        N/A          N/A           N/A          47.88%
                                                                                         (since 9/30/97)
-------------------------------------------------------------------------------------------------------------------




(1) Performance data for the Investor Shares include periods prior to the Fund's adoption of share classes as part of its reorganization on July 2, 1999, and therefore, for those periods, do not reflect the 0.25% per year 12b-1 fee which has been paid by the Investor Shares since the inception of the class on that date.




(2) Performance data for the Investor Shares include periods prior to the Fund's adoption of class designations on February 14, 1997, and therefore, for those periods, do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares, which came into effect on that date.



(3) Covers the period from October 21, 1987 (date of the Fund's first public offering) through September 30, 1999.



(4) Life of Fund covers the period from September 30, 1974 (immediately prior to Berger LLC assuming the duties as the investment advisor for those Funds) through September 30, 1999. Since the 12b-1 fees for the Berger Growth Fund and the Berger Growth and Income Fund did not take effect until June 19, 1990, the performance figures on the table do not reflect the deduction of the 12b-1 fees for the full length of the 10-year and longer periods.



(5) Data for the Berger/BIAM International Fund covering periods prior to October 11, 1996, reflect the performance of the pool of assets transferred on that date into the Berger/BIAM International Portfolio in which all of the Fund's assets are invested, adjusted at that time to reflect any increase in expenses expected in operating the Fund, including the Fund's pro rata share of the aggregate annual operating expenses, of the Portfolio net of fee waivers.

14.               ADDITIONAL INFORMATION

FUND ORGANIZATION


                  BERGER GROWTH FUND AND BERGER GROWTH AND INCOME FUND. The Berger Growth Fund and Berger Growth and Income Fund are separate corporations which were incorporated under the laws of the State of Maryland on March 10, 1966, as "The One Hundred Fund, Inc." and "The One Hundred and One Fund, Inc.", respectively. The names "Berger One Hundred Fund-Registered Trademark-", "Berger 100 Fund-TM-", "Berger One Hundred and One Fund-Registered Trademark-" and "Berger 101 Fund-Registered Trademark-" were adopted by the respective Funds as service marks and trade names in November 1989 and were registered as service marks in December 1991. In 1990, the shareholders of the Berger Growth and Income Fund approved changing its formal corporate name to "Berger One Hundred and One Fund, Inc." and the Fund began doing business under the trade name "Berger Growth and Income Fund, Inc." in January 1996. The name "Berger Growth and Income Fund-Registered Trademark-" was registered as a service mark in August 1998. In January 2000, The One Hundred Fund, Inc. and the Berger One Hundred and One Fund, Inc. formally changed their corporate names to the "Berger Growth Fund" and the "Berger Growth and Income Fund" respectively and the name "Berger Growth Fund-TM-" was adopted as a trade name.


                  Each of the Berger Growth Fund and the Berger Growth and Income Fund has only one class of securities, its Capital Stock, with a par value of one cent per share, of which 200,000,000 shares are authorized for issue by the Berger Growth Fund and 100,000,000 shares are authorized for issue by the Berger Growth and Income Fund. Shares of the Funds are fully paid and nonassessable when issued. All shares issued by a Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.


                  BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER BALANCED FUND, BERGER SELECT FUND, BERGER MID CAP GROWTH FUND, BERGER MID CAP VALUE FUND AND BERGER INFORMATION TECHNOLOGY FUND. The Berger Small Company Growth Fund is a separate series established on August 23, 1993, under the Berger Investment Portfolio Trust, a Delaware business trust established under the Delaware Business Trust Act. The name "Berger Small Company Growth Fund-Registered Trademark-" was registered as a service mark in September 1995. The Berger Small Company Growth Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.



                  The Berger New Generation Fund was the second series created under the Berger Investment Portfolio Trust, established on December 21, 1995. The name "Berger New Generation Fund-Registered Trademark-" was registered as a service mark in December 1996. The Berger Balanced Fund was the third series created under the Berger Investment Portfolio Trust, established on August 22, 1997. The name "Berger Balanced Fund-Registered Trademark-" was registered as a service mark in September 1998. The Berger New Generation Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.


                  The Berger Select Fund and the Berger Mid Cap Growth Fund were the fourth and fifth series created under the Trust, established on November 13, 1997. The Berger Mid Cap Value Fund was the sixth series created under the Berger Investment Portfolio Trust, established on May 21, 1998.

                  The Berger Information Technology Fund was the seventh series created under the Berger Investment Portfolio Trust, established on February 18, 1999. The Fund is the successor to the fund formerly known as the InformationTech 100-Registered Trademark- Fund. The InformationTech 100-Registered Trademark- Fund commenced operations on April 8, 1997, as a separate series of the Advisors Series Trust, a Delaware business trust. The InformationTech 100-Registered Trademark- Fund was then reorganized into the Fund in a transaction that became effective in July 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Funds named above are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  BERGER/BIAM INTERNATIONAL FUND. The Berger/BIAM Worldwide Funds Trust is a Delaware business trust organized on May 31, 1996. The Berger/BIAM International Fund was established on May 31, 1996, as a series of the Trust. The name "Berger/BIAM International Fund-Registered Trademark-" was registered as a service mark in September 1998. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund is one of three series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.


                  Berger/BIAM Worldwide Portfolios Trust is also a Delaware business trust organized on May 31, 1996. The Berger/BIAM International Portfolio (in which all of the investable assets of the Berger/BIAM International Fund are invested) was established on May 31, 1996, as a series of that Trust. Like the Berger/BIAM International Fund, the Portfolio is a diversified, open-end management investment company. The Portfolio commenced operations upon the transfer to the Portfolio of assets held in a pooled trust. See "Performance Information -- Predecessor Performance Data -- Berger/BIAM International Fund" in Section 13 above for additional information on the asset transfer. The Berger/BIAM Worldwide Portfolios Trust is authorized to sell unlimited interests in series or portfolios. Interests may be divided into classes. Currently, the series comprising the Portfolio is the only series established under that Trust, although others may be added in the future.


                  Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio. Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its shareholders and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

                  BERGER SMALL CAP VALUE FUND. The Berger Small Cap Value Fund was originally organized in November 1984 as a Delaware corporation. In May 1990, the Fund was reorganized from a Delaware corporation into a Massachusetts business trust known as The Omni Investment Fund. Pursuant to the Fund's reorganization, the Fund as a series of the Trust assumed all of the assets and liabilities of the Fund as a Delaware corporation, and Fund shareholders received shares of the Massachusetts business trust equal both in number and net asset value to their shares of the Delaware corporation. All references in this Statement of Additional Information to the Fund and all financial and other information about the Fund prior to such reorganization are to the Fund as a Delaware corporation. All references after such reorganization are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund. The name "Berger Small Cap Value Fund-Registered Trademark-" was registered as a service mark in September 1998.

                  The Trust is authorized to issue an indefinite number of shares of beneficial interest having a par value of $0.01 per share, which may be issued in any number of series. Currently, the Fund is the only series established under the Trust, although others may be added in the future. The shares of each series of the Trust are permitted to be divided into classes. Currently, the Fund issues two classes of shares, although others may be added in the future.

                  Under the Fund's Declaration of Trust, each trustee will continue in office until the termination of the Trust or his or her earlier death, resignation, incapacity, retirement or removal. Vacancies will be filled by a majority vote of the remaining trustees, subject to the provisions of the Investment Company Act of 1940. Shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Trust, to amend the Declaration of Trust, and on any other matters on which a shareholder vote is required by the Investment Company Act of 1940, the Declaration of Trust, the Trust's bylaws or the trustees.

                  DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, shareholders of the Funds organized as series of Delaware Business Trusts will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instruments of those Trusts provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trusts or any particular series (fund) of the Trusts. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trusts are not entitled to the limitations of liability set forth in Delaware law or the Trust Instruments and, accordingly, that they may be personally liable for the obligations of the Trusts.

                  In order to protect shareholders from such potential liability, the Trust Instruments require that every written obligation of the Trusts or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trusts or such series. The Trust Instruments also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trusts shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a shareholder of the Funds in those Trusts incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trusts believe that the risk of personal liability to shareholders of the Fund is therefore remote. The trustees intend to conduct the operations of the Trusts and the Funds so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trusts or the Funds.

                  MASSACHUSETTS BUSINESS TRUST INFORMATION. Under Massachusetts law, shareholders of the Berger Small Cap Value Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust of the Berger Omni Investment Trust, of which the Fund is a series, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trust believes that the risk of personal liability to shareholders of the Fund is therefore remote. The trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.


                  CORPORATE GOVERNANCE AND OTHER INFORMATION PERTAINING TO ALL FUNDS. None of the Funds is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the directors or trustees. If shareholders owning at least 10% of the outstanding shares of the Berger Growth Fund, the Berger Growth and Income Fund or any of the Trusts so request, a special shareholders' meeting of that Fund or Trust will be held for the purpose of considering the removal of a director or trustee, as the case may be. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of any of those Funds or Trusts so request. Subject to certain limitations, the Funds/Trusts will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a director or trustee.


                  Shareholders of the Funds and, where applicable, the other series/classes of the same business trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the same business trust in the election of trustees of the trust and on all matters relating to the trust as a whole. Each full share of each Fund has one vote.

                  Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors or trustees can elect 100% of the directors or trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors or trustees will not be able to elect any person or persons as directors or trustees.

                  Shares of the Funds have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that shareholders of any class of the Berger Small Cap Value Fund and the Berger Information Technology Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

                  Under governing corporate law, each Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the directors or trustees that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.

MORE INFORMATION ON SPECIAL FUND STRUCTURES


                  MULTI-CLASS. All of the Funds are permitted to divide their shares into classes. However, currently only the Berger Information Technology Fund, the Berger New Generation Fund, the Berger Small Company Growth Fund and the Berger Small Cap Value Fund have divided their shares into classes and have two classes of shares outstanding, the Investor Shares covered by this SAI and the Institutional Shares offered through a separate Prospectus and SAI. These Funds implemented their multi-class structure by adopting Rule 18f-3 Plans under the 1940 Act permitting them to issue shares in classes. The Rule 18f-3 Plans govern such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Institutional Shares are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $250,000. Information concerning Institutional Shares is available from the Funds at 1-800-259-2820.


                  Subject to the relevant Declaration of Trust or Trust Instrument and any other applicable provisions, the trustees of those Funds have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

                  MASTER/FEEDER. Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Berger/BIAM International Fund (referred to as a feeder fund) seeks to achieve its investment objective by investing all of its investable assets in the Berger/BIAM International Portfolio (referred to as a master fund). This two-tier structure is commonly known as a master/feeder. The Fund has the same investment objective and policies as the Portfolio. The Fund will invest only in the Portfolio, and the Fund's shareholders will therefore acquire only an indirect interest in the investments of the Portfolio. The master/feeder fund structure is still relatively new and lacks a substantial history.

                  In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors (that is, other feeder funds). Such investors will invest in the Portfolio on the same terms and conditions and will pay their proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to potential differences in expense structures. Accordingly, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are common in this type of mutual fund structure and are also present in other mutual fund structures. Information concerning other investors in the Portfolio (for example, other feeder funds) is available from the Fund at 1-800-706-0539. Currently, there are two other feeder funds that also invest all of their investable assets in the Portfolio: the International Equity Fund (designed for eligible trusts or bank trust departments), and the Berger/BIAM International CORE Fund, both of which have a minimum balance requirement of $1,000,000.

                  The investment objective of the Fund may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio, including the Fund. If the objective of the Portfolio changes and the shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the trustees of the Trust will consider other alternatives, including seeking an alternative investment vehicle or directly retaining the Fund's own investment advisor.

                  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund invests or withdraws from the Portfolio, the remaining funds may experience lower or higher pro rata operating expenses. Lower returns could possibly result from a large withdrawal. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Also, a fund with a greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio.

                  Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its shareholders and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

                  The Fund may withdraw its investment in the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund to do so. Certain changes in the Portfolio's investment objective, policies and limitations may require the Fund to withdraw its investment in the Portfolio. Upon any such withdrawal, the trustees would consider what action might be taken, including investing the Fund's assets in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment advisor to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in-kind may adversely affect the liquidity of the Fund.

                  The trustees of the Berger/BIAM Worldwide Funds Trust and the Berger/BIAM Worldwide Portfolios Trust are the same individuals. A majority of the trustees of each of those Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of both Trusts, up to and including creating a new board of trustees for one or the other of the Trusts.

PRINCIPAL SHAREHOLDERS


                  Insofar as the management of the Funds is aware, as of January 4, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for the following:



----------------------------------------------------------------------------------------------------------------------
OWNER                                    FUND                                                    PERCENTAGE
----------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc. ("Schwab")     Berger Information Technology Fund (Investor Shares)    11.11%
101 Montgomery Street                    -----------------------------------------------------------------------------
San Francisco, CA 94104                  Berger New Generation Fund (Investor Shares)            21.71%
                                         -----------------------------------------------------------------------------
                                         Berger Select Fund                                      45.81%
                                         -----------------------------------------------------------------------------
                                         Berger Small Company Growth Fund (Investor Shares)      24.80%
                                         -----------------------------------------------------------------------------
                                         Berger Small Cap Value Fund (Investor Shares)           20.14%
                                         -----------------------------------------------------------------------------
                                         Berger Mid Cap Growth Fund                              40.23%
                                         -----------------------------------------------------------------------------
                                         Berger Mid Cap Value Fund                               45.86%
                                         -----------------------------------------------------------------------------
                                         Berger Growth Fund                                      20.99%
                                         -----------------------------------------------------------------------------
                                         Berger/BIAM International Fund                          25.51%
                                         -----------------------------------------------------------------------------
                                         Berger Growth and Income Fund                           27.19%
                                         -----------------------------------------------------------------------------
                                         Berger Balanced Fund                                    36.83%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
National Financial Services              Berger New Generation Fund (Investor Shares)            13.90%
Corporation ("Fidelity")
200 Liberty St.
One World Financial Center
New York, NY  10281-1003

                                      -57-

----------------------------------------------------------------------------------------------------------------------
                                         -----------------------------------------------------------------------------
                                         Berger Select Fund                                      12.01%
                                         -----------------------------------------------------------------------------
                                         Berger Small Company Growth Fund (Investor Shares)       7.68%
                                         -----------------------------------------------------------------------------
                                         Berger Small Cap Value Fund (Investor Shares)           28.90%
                                         -----------------------------------------------------------------------------
                                         Berger Mid Cap Growth Fund                              17.87%
                                         -----------------------------------------------------------------------------
                                         Berger Growth and Income Fund                            5.77%
                                         -----------------------------------------------------------------------------
                                         Berger Balanced Fund                                    12.65%
----------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              Berger Small Cap Value Fund (Investor Shares)            5.19%
("DLJ")                                  -----------------------------------------------------------------------------
SEC Corp Pershing Division               Berger Balanced Fund                                    5.42%
P.O. Box 2052
Jersey City, NJ 07303
----------------------------------------------------------------------------------------------------------------------
National   Investor  Services  Corp.     Berger Information Technology Fund (Investor Shares)    12.97%
55 Water Street, 32nd Floor              -----------------------------------------------------------------------------
New York, NY  10041-3299                 Berger New Generation Fund (Investor Shares)            5.32%
                                         -----------------------------------------------------------------------------
                                         Berger Balanced Fund                                    6.11%
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch                            Berger Small Cap Value (Investor Shares)                6.03%
4800 Deer lake Dr.
Jacksonville, FL  32246-6484
----------------------------------------------------------------------------------------------------------------------
Northern Trust Company                   Berger Small Cap Value (Investor Shares)                6.71%
P.O. Box 92956
Chicago, IL  60675-2956
----------------------------------------------------------------------------------------------------------------------


                  Any person owning more than 25% of the oustanding securities of a Fund may be deemed to control it. Schwab and Fidelity are believed to hold their shares of the Funds as nominees for the benefit of their client.



                  In addition, Schwab owned of record 26.08%, and Fidelity owned of record 8.52% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund and the Berger Balanced Fund are outstanding series. Schwab also owned of record 18.65%, Fidelity owned of record 16.88% and DLJ owned of record 10.26% of all the outstanding shares of the Berger Omni Investment Trust, of which the Berger Small Cap Value Fund - Investor Shares class is one of two outstanding classes in the only outstanding series. In addition, Schwab also owned of record 18.37% of the outstanding shares of the Berger/BIAM Worldwide Funds Trust, of which the Berger/BIAM International Fund is one of three outstanding series.



                  As of January 4, 2000, Schwab owned of record 57.28% of the outstanding shares of the Berger Information Technology Fund, a series of the Berger Investment Portfolio Trust, when Schwab's record ownership of the Fund's Trust shares is added together with record ownership of Institutional Shares of the Fund. In addition, Bay Isle has advised the Trust that, as January 4, 2000, it had voting discretion over approximately 27.60% of that fund's outstanding shares in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle may be deemed to beneficially own those shares as a result of its voting discretion.

DISTRIBUTION

                  Berger Distributors LLC, as the Funds' Distributor, is the principal underwriter of all the Funds' shares. The Distributor is a wholly-owned subsidiary of Berger LLC. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of a Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Funds. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Secretary of the Funds. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Funds.

                  Each of the Funds and the Distributor are parties to a Distribution Agreement that continues through April 2000 or 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Funds and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger LLC for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Funds have each filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statements and the exhibits filed as a part thereof.

                  Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Funds.

INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for each of the Funds for the fiscal year ended September 30, 1999. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Funds referenced below under "Financial Information" and assisted the Funds in connection with the preparation of their 1998 income tax returns.



                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Funds for the fiscal year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Funds and assist the Funds in connection with the preparation of their 1999 income tax returns.


FINANCIAL INFORMATION


                  A copy of the Annual Report referenced below is enclosed with this SAI. Additional copies of that Report may be obtained upon request without charge by calling the Funds at 1-800-333-1001.



YEAR-END FINANCIAL STATEMENTS



                  The following financial statements for each of the named Funds are incorporated herein by reference from the Annual Report to Shareholders of the Berger Funds dated September 30, 1999, in each case along with the Report of Independent Accountants thereon of PricewaterhouseCoopers LLP, dated November 4, 1999:



FOR THE BERGER INFORMATION TECHNOLOGY FUND, BERGER NEW GENERATION FUND, THE BERGER SELECT FUND, THE BERGER SMALL COMPANY GROWTH FUND, THE BERGER SMALL CAP VALUE FUND, THE BERGER MID CAP GROWTH FUND, THE BERGER MID CAP VALUE FUND, THE BERGER 100 FUND (N/K/A BERGER GROWTH FUND), THE BERGER/BIAM INTERNATIONAL FUND, THE BERGER GROWTH AND INCOME FUND AND THE BERGER BALANCED FUND:



         Schedule of Investments as of September 30, 1999

         Statement of Assets and Liabilities as of September 30, 1999



         Statement of Operations for the Fiscal Year/Period Ended
         September 30, 1999



         Statement of Changes in Net Assets for each of the periods indicated



         Notes to Financial Statements, September 30, 1999



         Financial Highlights for each of the periods indicated.



FOR THE BERGER/BIAM INTERNATIONAL PORTFOLIO:



         Schedule of Investments as of September 30, 1999



         Statement of Assets and Liabilities as of September 30, 1999



         Statement of Operations for the Fiscal Year Ended September 30, 1999



         Statement of Changes in Net Assets for the Fiscal Years Ended September 30, 1999 and 1998



         Ratios/Supplementary Data for each of the periods indicated



         Notes to Financial Statements, September 30, 1999.

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's advisor deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       BERGER INFORMATION TECHNOLOGY FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                              INSTITUTIONAL SHARES



                       STATEMENT OF ADDITIONAL INFORMATION
                      SHAREHOLDER SERVICES: 1-800-960-8427




                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Information Technology Fund (the "Fund") -- Institutional Shares, dated January 31, 2000, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-259-2820.


                  This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment in the account of all holders of Institutional Shares who received their shares in the Fund's reorganization in July 1999.


                  The Fund is the successor to the InformationTech 100-Registered Trademark-Fund, which was reorganized into the Fund effective July 2, 1999.



                  The following financial statements of the Fund are incorporated herein by reference:



                  The audited financial statements of the Fund for the fiscal year ended September 30, 1999, from the Fund's 1999 Annual Report to Shareholders, dated September 30, 1999.



                  Copies of that Annual Report are available, without charge, upon request, by calling the Fund at 1-800-259-2820.




                             DATED JANUARY 31, 2000

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS



-------------------------------------------------------------- -------- ------------------------------------------------

SECTION                                                        PAGE     CROSS-REFERENCES TO
                                                               NO.      RELATED DISCLOSURES
                                                                        IN PROSPECTUS
-------------------------------------------------------------- -------- ------------------------------------------------

Introduction                                                   1        Contents
-------------------------------------------------------------- -------- ------------------------------------------------

1. Investment Strategies and Risks of the Funds.               1        Berger Information Technology Fund; The Fund's
                                                                        Goal and Principal Investment Strategies;
                                                                        Principal Risks; Investment Techniques,
                                                                        Securities and Associated Risks
-------------------------------------------------------------- -------- ------------------------------------------------

2. Investment Restrictions                                     8        Berger Funds; Investment Techniques,
                                                                        Securities and the Associated Risks
-------------------------------------------------------------- -------- ------------------------------------------------

3. Management of the Fund                                      22       Berger Information Technology Fund;
                                                                        Organization of the Fund
-------------------------------------------------------------- -------- ------------------------------------------------

4. Investment Advisors and Sub-Advisor                         27       Berger Information Technology Fund;
                                                                        Organization of the Fund
-------------------------------------------------------------- -------- ------------------------------------------------

5. Expenses of the Fund                                        33       Berger Information Technology Fund; Financial
                                                                        Highlights for the Fund; Organization of the
                                                                        Fund
-------------------------------------------------------------- -------- ------------------------------------------------

6. Brokerage Policy                                            40       Berger Information Technology Fund;
                                                                        Organization of the Fund
-------------------------------------------------------------- -------- ------------------------------------------------

7. How to Purchase and Redeem Shares in the Funds              44       Buying Shares, Selling (Redeeming) Shares
-------------------------------------------------------------- -------- ------------------------------------------------

8. How the Net Asset Value is Determined                       45       Your Share Price
-------------------------------------------------------------- -------- ------------------------------------------------

9. Income Dividends, Capital Gains Distributions and Tax       45       Distributions and Taxes
   Treatment
-------------------------------------------------------------- -------- ------------------------------------------------

10. Suspension of Redemption Rights                            47       Other Information About Your Account
-------------------------------------------------------------- -------- ------------------------------------------------

11. Tax-Sheltered Retirement Plans                             47       Tax-Sheltered Retirement Plans
-------------------------------------------------------------- -------- ------------------------------------------------

12. Exchange Privilege                                         49       Exchanging Shares
-------------------------------------------------------------- -------- ------------------------------------------------

13. Performance Information                                    50       Berger Information Technology Fund; Financial
                                                                        Highlights for the Fund
-------------------------------------------------------------- -------- ------------------------------------------------

14. Additional Information                                     53       Organization of the Fund; Special Fund
                                                                        Structures
-------------------------------------------------------------- -------- ------------------------------------------------

Financial Information                                          59       Financial Highlights for the Fund
-------------------------------------------------------------- -------- ------------------------------------------------

                                  INTRODUCTION

                  The Fund described in this SAI is a mutual fund, or open-end, management investment company. The Fund is a diversified fund.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus describes the investment objective of the Fund and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's sub-advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.


                  SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.


                  ZEROS/STRIPS. The Fund may invest also in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. The Fund will not invest in mortgage-backed or other asset-backed securities.


                  SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.


                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.



                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.



                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's sub-advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.



                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.



                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.



                  The advisor's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under the IPO allocation procedures of Berger LLC, the Fund generally will not participate in an IPO if the securities available for allocation to the fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.


                  FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  If the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

                  ILLIQUID AND RESTRICTED SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Fund's sub-advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of the Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment sub-advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

                  When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Fund bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, the Fund retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the Fund's sub-advisor, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  SHORT SALES. The Fund currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  Under prior law, the Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that the Fund will be engaging in these transactions unless there are further legislative changes.

                  HEDGING TRANSACTIONS. Although it has historically not done so, the Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the sub-advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the sub-advisor considers pertinent.

                  A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by the Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  Following is additional information concerning the futures, forwards and options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  The Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. The Fund will incur brokerage fees when it buys or sells futures contracts.

                  In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although the Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

                  The acquisition or sale of a futures contract may occur, for example, when the Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although the Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, the Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

                  OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, the Fund may buy a call option on a futures contract to hedge against a market advance, and the Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund currently intends that it will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another limits the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                  The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. The Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when the Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.


                  An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.


                  PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. Investment changes in the Fund will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. In addition, portfolio turnover for the Fund may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders. The Fund's brokerage policy is discussed further below under Section 6--Brokerage Policy, and additional information concerning income taxes is located under
Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Fund is capital appreciation. The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized.

                  The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Fund are described in the Prospectus.

                  In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without shareholder vote.

BERGER INFORMATION TECHNOLOGY FUND

                  The following fundamental restrictions apply to the Berger Information Technology Fund. The Fund may not:

                  1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

                  The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


      MICHAEL OWEN, 114 A Gallatin Dr., Bozeman, MT 59718, DOB: 1937.
           Self-employed as a financial and management consultant, and in real estate development. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger Growth Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger

           Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*     JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Growth and Income Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June, 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC. Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.

      DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO  80110, DOB:
           1928. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

      LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, DOB: 1925.
           President, Climate Engineering, Inc. (building environmental systems). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

      KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
           Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


      PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602,
           DOB: 1945. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company, an 81% owned subsidiary of DST Systems, Inc.) Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Previously (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of

           Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

      HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO  80202, DOB:
           1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

      WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO  80135, DOB: 1928.
           President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*     JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1954. Vice President and Secretary (since November 1998) and Assistant Secretary (October 1996 to November 1998) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.

*     DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.

*     BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.


*     JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.


----------------

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and/or of the Fund's advisor or sub-advisor.

   The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

                  The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 1998. However, trustees of the Fund who are not "interested persons" of the Fund or its advisor or sub-advisor are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.


                  The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 1999, for each trustee of the Fund:



--------------------------------------- -----------------------------------------------------------------------

         NAME AND POSITION                                   AGGREGATE COMPENSATION FROM
         WITH BERGER FUNDS
--------------------------------------- -----------------------------------------------------------------------

                                        BERGER INFORMATION TECHNOLOGY FUND(1)         ALL BERGER FUNDS(2)

--------------------------------------- -----------------------------------------------------------------------

Dennis E. Baldwin(3)                                     $ 49                              $47,600
--------------------------------------- -----------------------------------------------------------------------

Louis R. Bindner(3)                                      $ 49                              $47,600
--------------------------------------- -----------------------------------------------------------------------

Katherine A. Cattanach(3)                                $ 49                              $47,600
--------------------------------------- -----------------------------------------------------------------------

Paul R. Knapp(3)                                         $ 49                              $47,000
--------------------------------------- -----------------------------------------------------------------------

Harry T. Lewis(3)                                        $ 49                              $47,600
--------------------------------------- -----------------------------------------------------------------------

Michael Owen(3)                                          $ 60                              $57,600
--------------------------------------- -----------------------------------------------------------------------

William Sinclaire(3)                                     $ 49                              $47,600
--------------------------------------- -----------------------------------------------------------------------

Jack R. Thompson(3),(4),(5)                              $ 0                                 $ 0
--------------------------------------- -----------------------------------------------------------------------


NOTES TO TABLE


(1) The Fund was not added as an operating series of the Trust until July 2, 1999. Figures are from the period of the reorganization to September 30, 1999.



(2) Includes the Berger Growth Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (including the Berger Information Technology Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Balanced Fund, the Berger Select Fund, Berger Mid Cap Value Fund, and the Berger Mid Cap Growth Fund), the Berger Institutional Products Trust (four series), the Berger/BIAM Worldwide Funds Trust (three series, including the Berger/BIAM International Fund), the Berger/BIAM Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (including the Berger Small Cap Value Fund). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $24,316; Louis R. Bindner $15,333; Katherine A. Cattanach $47,393; Michael Owen $6,651; William Sinclaire $40,423.



(3) Director of Berger Growth Fund and Berger Growth and Income Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.



(4)   Interested person of Berger LLC.



(5) President of Berger Growth Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.





                  Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Fund. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, the Fund is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.

                  As of January 4, 2000, the officers and trustees of the Fund as a group owned of record or beneficially no shares of the Fund.


4.                INVESTMENT ADVISOR AND SUB-ADVISOR

BERGER LLC - INVESTMENT ADVISOR

                  Berger LLC, 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment advisor to the Fund. Berger LLC is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Berger LLC also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.


                  Berger LLC has been in the investment advisory business for 25 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $6.1 billion as of December 31, 1999. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), which in turn is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.



                  KCSI announced its intention to separate the transportation and financial services segments through a proposed dividend of the stock of Stilwell Financial. On July 12, 1999, KCSI announced that the Internal Revenue Service issued a favorable tax ruling permitting KCSI to separate its financial services segment from its transportation segment. Completion of this separation is expected to occur in the year 2000.


BAY ISLE FINANCIAL CORPORATION - SUB-ADVISOR

                  Bay Isle Financial Corporation ("Bay Isle"), 160 Sansome Street, 17th Floor, San Francisco, CA 94104, is the investment sub-advisor for the Fund. Bay Isle has been in the investment advisory business since 1986. Bay Isle serves as investment advisor or sub-advisor to mutual funds, institutional investors and individual separate accounts.

                  Bay Isle served as investment advisor to the Fund (originally known as the InformationTech 100-Registered Trademark- Fund) from its inception in April 1997 until July 1999, when the InformationTech 100-Registered Trademark- Fund was reorganized into the Fund with shareholder approval. At that time, Bay Isle became the investment sub-advisor to the Fund under a Sub-Advisory Agreement between Berger LLC as advisor and Bay Isle as sub-advisor. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations.

                  William F. K. Schaff is primarily responsible for the day-to-day investment decisions for the Fund. Mr. Schaff is a co-founder and controlling person of Bay Isle and serves as its Chief Investment Officer and a director. Mr. Schaff has been managing accounts of Bay Isle clients since 1987. Gary G. Pollock is also a co-founder and controlling person of Bay Isle and serves as its President and a director.

                  In addition to its other activities, Bay Isle maintains the INFORMATIONWEEK-Registered Trademark- 100 Index, an unmanaged index of the stocks of 100 companies in the information technology industries. INFORMATIONWEEK-Registered Trademark- is a registered trademark of CMP Media, which is not affiliated with Bay Isle or the Fund. Mr. Schaff also writes articles on investments for INFORMATIONWEEK magazine, a publication of CMP Media covering information technology-related topics. CMP Media compensates Bay Isle for managing the Index and for Mr. Schaff's articles.

INVESTMENT ADVISORY AGREEMENTS


                  Under the Investment Advisory Agreement between the Fund and its advisor, the advisor is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which the Fund may own or contemplate acquiring from time to time. The Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.


                  Under the Agreement the advisor is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.



                  The following schedule reflects the advisory fees charged to the Fund for the fiscal year ended September 30, 1999:


------------------------------------------------- -------------------------- ---------------------------------------

                      FUND                                 ADVISOR                  INVESTMENT ADVISORY FEE

------------------------------------------------- -------------------------- ---------------------------------------

Berger Information Technology Fund                Berger LLC(1)                             0.90%(2)

------------------------------------------------- -------------------------- ---------------------------------------

(1) Fund is sub-advised by Bay Isle. See text preceding and following this table.

(2) Under a written contract, the Fund's investment advisor waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Institutional Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets attributable to the Institutional Shares for that fiscal year. The contract also provides that the advisor will waive an additional amount of its fees or reimburse an additional amount of expenses to the extent necessary to keep its fee waiver and reimbursement for the Institutional Shares class proportionate to its fee waiver and reimbursement for the Fund's other outstanding share class. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. The investment advisory fee is allocated among the Institutional Shares and the other class of the Fund on the basis of net assets attributable to each such class.

                  Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced according to the following schedule:

------------------------------------------------- -------------------------- ---------------------------------------

                      FUND                        AVERAGE DAILY NET ASSETS                ANNUAL RATE

------------------------------------------------- -------------------------- ---------------------------------------

Berger Information Technology Fund                First $500 million                          .85%
                                                  Next $500 million                           .80%
                                                  Over $1 billion                             .75%
------------------------------------------------- -------------------------- ---------------------------------------


                  The Fund's Investment Advisory Agreement will continue in effect until the last day of April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the advisor. The Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

                  Under the Sub-Advisory Agreement between the advisor and the sub-advisor for the Fund, the sub-advisor is responsible for day-to-day investment management. The sub-advisor manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. The Sub-Advisory Agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  No fees are paid directly to the sub-advisor by the Fund. Bay Isle, as the sub-advisor of the Fund, receives from the advisor a fee at the annual rate of 0.45% of the average daily net asset of the Fund. The Sub-Advisory Agreement will continue in effect until April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the advisor or the sub-advisor. The Sub-Advisory Agreement is subject to termination by the Fund or the sub-advisor on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN BERGER LLC AND BAY ISLE

                  Berger LLC and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. In connection with the formation of that joint venture, Berger LLC purchased from Bay Isle owners William F. K. Schaff and Gary G. Pollock the right that, if either Mr. Schaff or Mr. Pollock ever desires to sell any of his Bay Isle shares in the future, they will together first offer to sell shares to Berger LLC aggregating at least 80% of the total outstanding shares of Bay Isle at an agreed price. If Berger elects to purchase the Bay Isle shares offered, the parties have agreed to use their best efforts to have 5-year employment agreements entered into between Bay Isle and Messrs. Schaff and Pollock. Consummation of any such purchase of Bay Isle shares by Berger LLC would be subject to a number of conditions, including any required approval by Fund shareholders under the Investment Company Act of 1940. Bay Isle and Messrs. Schaff and Pollock are also compensated by Berger LLC for providing administrative or consulting services relating to their joint venture private account business.

TRADE ALLOCATIONS

                  While investment decisions for the Fund are made independently by the sub-advisor, the same investment decision may be made for the Fund and one or more accounts advised by the advisor. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the advisor in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. While in some cases, this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

                  Berger LLC permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in Berger LLC's Code of Ethics. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or Berger LLC's other advisory clients. Directors and officers of Berger LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Fund.

                  In addition to the pre-clearance requirements described above, the policy subjects directors and officers of Berger LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its board of directors.

                  Bay Isle permits its officers, directors, employees and consultants to purchase and sell securities for their own accounts and accounts of related persons in accordance with provisions governing personal securities trading in Bay Isle's code of ethics and related internal policies. Employees must wait 3 days between the time a new recommendation or opinion change is made and the time the employee may trade in those securities in their own or related accounts, or alternatively may ask that their transaction be added to a "block" trade that will be made for a group of clients. Any employee trade not included in a "block" trade made must be pre-cleared if the trade exceeds certain specified volume limits. Volume limits are set with the intent of requiring prior approval of any trade that could potentially cause changes in the market price of the security in question. In addition, no employee may sell (or buy) any security which he or she has bought (or sold) within the past 5 trading days unless a loss is realized on closing the position. No employee, officer or director of Bay Isle may acquire any security in an initial public offering or in a private placement without prior written approval from Bay Isle's President. Any Bay Isle employee who is an "access person" of the Fund will also be subject to the provisions of Berger LLC's Code of Ethics, if those provisions are more restrictive than the provisions of Bay Isle's own code. Each employee must acknowledge quarterly that they are in compliance with the Bay Isle code of ethics and related policies.

5.                EXPENSES OF THE FUND

                  In addition to paying an investment advisory fee to its advisor, the Fund pays all of its expenses not assumed by its advisor, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of Berger LLC, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.


                  Under a separate Administrative Services Agreement with respect to the Fund, Berger LLC performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. Effective October 1, 1999, Berger LLC agreed to eliminate the 0.01% administrative fee charged to the Funds. The administrative services fee may be changed by the trustees without shareholder approval. In addition, effective October 1, 1999, the investment advisory fee charged to the Fund was reduced. The advisory fee reductions are reflected earlier under Investment Advisory Agreement.


                  The following table shows the cost to the Fund of the previously applicable advisory fee and administrative services fee for the years shown and the amount of such fees waived on account of excess expenses under applicable expense limitations.

                                         BERGER INFORMATION TECHNOLOGY FUND
                                         ----------------------------------

------------------------ ---------------------- ---------------------- ------------------------ --------------------

Fiscal Year Ended(1)     Investment             Administrative         Advisory Fee             TOTAL
                         Advisory Fee(2)        Service Fee(3)         Waiver and Expense
                                                                       Reimbursement(4)
------------------------ ---------------------- ---------------------- ------------------------ --------------------
------------------------ ---------------------- ---------------------- ------------------------ --------------------

Sept. 30, 1999           $ 97,000               $ 11,000               $ (47,000)               $ 61,000
------------------------ ---------------------- ---------------------- ------------------------ --------------------

Feb. 28, 1999            $ 68,000               $ 30,000               $ (84,000)               $ 14,000
------------------------ ---------------------- ---------------------- ------------------------ --------------------

Feb. 28, 1998(5)         $  8,000               $ 27,000               $ (35,000)               $ 0
------------------------ ---------------------- ---------------------- ------------------------ --------------------


(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999.


(2) Under the advisory agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid an advisory fee at an annual rate of 0.95% of its average daily net assets to Bay Isle. As part of the reorganization, the current investment advisory fee of 0.90% payable to Berger LLC came into effect. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to the following rates of average daily net assets; 0.85% of the first $500 million; 0.80% of the next $500 million and; 0.75% in excess of $1 billion.
(3) Under the administrative service agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid to a third party administrator an administrative services fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum. Effective October 1, 1999, Berger LLC eliminated the 0.01% administrative fee charged to the Fund.
(4) Prior to the reorganization referenced in note (1), the Fund's prior advisor had voluntarily agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's expenses did not exceed 1.50%. During 1998, in addition to waiving its entire advisory fee and reimbursing the Fund for the entire administrative service fee, the Fund's prior advisor reimbursed the Fund for $59,000 of additional expenses in order to meet the applicable expense limitation. As part of the reorganization, the current expense limitation arrangements came into effect with Berger LLC, which are described in note (2) to the table appearing above under the heading "Investment Advisory Agreements."
(5) The Fund was the accounting survivor in the reorganization referenced in note (1). Accordingly, this covers the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998, of the Fund's predecessor.



                  The Fund has appointed Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as sub-agent to provide transfer agency and dividend disbursing services for the Fund. Approximately 32% of the outstanding shares of DST are owned by Stilwell.


                  As recordkeeping and pricing agent, IFTC calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

                  IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                  As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Fund's shareholders; calculates the amount of, and delivers to the Fund's shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Fund at an annual rate of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

                  All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Fund.

OTHER EXPENSE INFORMATION


                  The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                  The Fund and/or its advisor have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                  The Fund's advisor may also enter into arrangements with organizations that solicit clients for the advisor, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally, the fee paid by the advisor under such arrangements is based on the value of the referred client's assets managed by the advisor. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

                  The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Fund's Institutional Shares.

6.                 BROKERAGE POLICY

                  Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger LLC as the Fund's advisor is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement.

                  The brokerage commissions paid by the Fund were as follows:


----------------------------------------------------------- --------------------------------------------------------

Fiscal Year (period ended)                                  Brokerage Commissions
----------------------------------------------------------- --------------------------------------------------------

1999                                                        $ 4,000(1)
----------------------------------------------------------- --------------------------------------------------------

1998                                                        $10,000(1)
----------------------------------------------------------- --------------------------------------------------------

1997                                                        $ 6,000(1)
----------------------------------------------------------- --------------------------------------------------------



(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the brokerage commissions for 1997 were paid by the Fund's predecessor during the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998, and the brokerage commissions for 1998 were paid by the Fund's predecessor for the fiscal year ended February 28, 1999. Brokerage commissions for 1999 were paid by the Fund for the period March 1, 1999 to September 30, 1999.


                  The Investment Advisory Agreement authorizes and directs the advisor to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes the advisor to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor. Accordingly, the advisor does not have an obligation to seek the lowest available commission.

                  In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the advisor. During the Fund's fiscal year ended February 28, 1999, brokerage was placed by the Fund's then advisor, now sub-advisor, Bay Isle Financial Corporation, and none of the brokerage commissions paid by the Fund were paid to brokers who provided to the Fund such brokerage or research services. Currently, however, the Fund's brokerage is placed by Berger LLC, the Fund's advisor, which may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings which furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends, and portfolio strategies. Research may be provided orally, in print, or electronically. These include a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

                  In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the advisor will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the advisor in the investment decision-making process may be paid for with the Fund's commission dollars. The advisor pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for Berger LLC.

                  Berger LLC does not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. Berger LLC may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to Berger LLC's clients, including the Fund. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. Berger LLC then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on Berger LLC's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Fund's brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.


                  During the fiscal year ended September 30, 1999, of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Fund:



  ----------------------------------------------- ---------------------------------- ---------------------------

  FUND                                             Amount of Transactions              Amount of Commissions
  ----------------------------------------------- ---------------------------------- ---------------------------

  Berger Information Technology Fund                        $ 298,000(1)                     $2,000(1)
  ----------------------------------------------- ---------------------------------- ---------------------------



(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly the amounts shown cover the period from March 1, 1999 through September 30, 1999.


                  These brokerage and research services received from brokers are often helpful to Berger LLC in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of Berger LLC's advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to Berger LLC in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger LLC in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to Berger LLC, they are not expected to decrease the expenses that Berger LLC would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by Berger LLC from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.


                  The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.


                  The Fund's advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the advisor and its clients; and knowledge of other buyers and sellers. The advisor selects the broker for each order based on the factors above, as well as the size, difficulty and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the advisor may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisor of the Fund will seek the best execution of each transaction.

7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                  Minimum Initial Investment                            $250,000

                  Institutional Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $250,000. (This requirement is not applicable to shareholder accounts opened prior to the Fund's reorganization in July 1999, since those accounts met the initial investment minimum in effect for the Fund at the time those accounts were opened.)

                  To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121

                  Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                  Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from the Fund as described above.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time, although shareholders of the Fund will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

                  As described in the Prospectus, the Fund is intended as a long-term investment, and not as a short-term trading vehicle. Therefore, the Fund will deduct a 1% redemption fee from a shareholder's redemption proceeds if the shareholder redeems Fund shares held less than 6 months. Because an exchange involves a redemption of shares followed by a purchase, this redemption fee will also apply to exchanges of Fund shares held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the shareholder. This fee will also not be charged on the redemption of shares obtained through the reinvestment of dividends paid on Fund shares. If some but not all of the shares in an account are redeemed, shares are treated as redeemed in an order determined by and applied uniformly to all accounts by the Fund's sub-transfer agent.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.

                  The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Institutional Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

                  In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.




                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT

                  This discussion summarizes certain U.S. federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares. Assets contributed to the Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.


                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.


                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in additional Fund shares at the then-current NAV and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, such redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.


                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the fund makes an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.


                  If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of the Fund holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, the Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

                  FOREIGN SHAREHOLDERS. Foreign shareholders of the Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               TAX-SHELTERED RETIREMENT PLANS

                  The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820 or write to The Berger Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.


                  The Fund also offers an Automatic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 219958, Kansas City, MO 64121, or call 1-800-960-8427.


12.               EXCHANGE PRIVILEGE

                  Any shareholder may exchange any or all of the shareholder's shares in the Fund, subject to stated minimums, for shares of any of the other available Berger Funds, without charge, after receiving a current prospectus of the other fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., by telephoning the Fund at 1-800-960-8427 or by contacting the Fund online at bergerfunds.com. This privilege may be terminated or amended by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and online transaction privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Wilshire 5000 Index, the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly-based or blended indices which reflect the market sectors in which the Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 +
T)to the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


PREDECESSOR PERFORMANCE QUOTATIONS

                  The Fund is the accounting survivor and successor of a fund previously known as the InformationTech 100-Registered Trademark- Fund, which was reorganized into the Fund effective July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund. The Fund quotes its historical performance track record for both of its classes of shares based on its predecessor's only shares outstanding prior to the reorganization.

                  Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.


                  The average annual total returns for the Fund for the periods shown ending September 30, 1999 are as follows:



---------------------------------------- ------------------------------------- -------------------------------------

                                         1-YEAR                                LIFE OF FUND
                                                                               (APRIL 8, 1997)
---------------------------------------- ------------------------------------- -------------------------------------

Berger Information Technology Fund -     87.05%                                53.88%
Institutional Shares(1)
---------------------------------------- ------------------------------------- -------------------------------------



(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, these figures are for the periods ended September 30, 1999.


14.               ADDITIONAL INFORMATION

FUND ORGANIZATION

                  The Fund is a separate series of the Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust established under the Delaware Business Trust Act. The Fund was established on February 18, 1999. The Fund is the successor to the fund formerly known as the InformationTech 100-Registered Trademark- Fund. The InformationTech 100-Registered Trademark-Fund commenced operations on April 8, 1997, as a separate series of the Advisors Series Trust, a Delaware business trust. The InformationTech 100-Registered Trademark- Fund was then reorganized into the Fund in a transaction that became effective on July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is one of seven series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund currently has two classes of shares, although others may be added in the future.

                  Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, shareholders of the Fund will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                  In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to shareholders of the Fund is therefore remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Fund.

                  CORPORATE GOVERNANCE INFORMATION PERTAINING TO THE FUND. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

                  Shareholders of the Fund and, where applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                  Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                  Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that shareholders of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.


                  Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.


MORE INFORMATION ON SPECIAL MULTI-CLASS FUND STRUCTURE

                  The Fund currently has divided its shares into two classes of shares, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate Prospectus and SAI. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the 1940 Act permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Investor Shares are available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-333-1001.

                  Subject to the Trust's Trust Instrument and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL SHAREHOLDERS


                  Insofar as the management of the Fund is aware, as of January 4, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for the following:




------------------------------------------------------- -----------------------------------------------------

OWNER                                                   PERCENTAGE HELD(1)
------------------------------------------------------- -----------------------------------------------------

Charles Schwab & Co., Inc.                              79.94%
101 Montgomery Street                                   (owned of record)
San Francisco,  CA 94104
------------------------------------------------------- -----------------------------------------------------

Du Bain 1991 Trust                                      5.44%
Myron Du Bain TTEE                                      (owned of record)
160 Sansome Street, 17th Floor
San Francisco, CA 94104
------------------------------------------------------- -----------------------------------------------------



(1) All shares appearing on this table are of the Fund's Institutional Shares class.

                  In addition, as of that date, Schwab owned of record 11.11% of the Investor Shares class of the Fund, which together with its Institutional Shares, constitute 57.28% of the Fund's total outstanding shares.



                  In addition, Bay Isle has advised the Trust that, as of January 4, 2000, it had voting discretion over approximately 27.60% of the Fund's outstanding shares in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle may be deemed to beneficially own those shares as a result of its voting discretion.



                  Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. Schwab is believed to hold its shares of the Fund as nominee for the benefit of its clients or customers.


DISTRIBUTION

                  Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly-owned subsidiary of Berger LLC. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Fund. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Secretary of the Fund. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Fund.




                  The Fund and the Distributor are parties to a Distribution Agreement that continues through April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Fund and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger LLC for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 1999. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 1998 income tax return.


                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 1999 income tax return.



FINANCIAL INFORMATION



                  The following financial statements for the Fund are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 1999, along with the Report of Independent Accountants thereon dated November 4, 1999:



                  Schedule of Investments as of September 30, 1999



                  Statement of Assets and Liabilities as of September 30, 1999



                  Statement of Operations for each of the periods indicated



                  Statement of Changes in Net Assets for each of the periods indicated



                  Notes to Financial Statements, September 30, 1999



                  Financial Highlights for each of the periods indicated



                  That Annual Report is enclosed with this Statement of Additional Information. Additional copies may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P) (sometimes referred to as "junk bonds"). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's sub-advisor deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           BERGER NEW GENERATION FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                              INSTITUTIONAL SHARES



                       STATEMENT OF ADDITIONAL INFORMATION
                      SHAREHOLDER SERVICES: 1-800-960-8427



                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger New Generation Fund (the "Fund") -- Institutional Shares, dated January 31, 2000, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-259-2820.


                  This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund.

                  The following financial statements of the Fund are incorporated herein by reference:


                  The audited financial statements of the Fund for the fiscal year ended September 30, 1999, from the Fund's 1999 Annual Report to Shareholders, dated September 30, 1999.



                  Copies of that Annual Report are available, without charge, upon request, by calling 1-800-259-2820.





                             DATED JANUARY 31, 2000

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


---------------------------------------------------------- -------------- ----------------------------------------------------------

SECTION                                                    PAGE NO.       CROSS-REFERENCES TO
                                                                          RELATED DISCLOSURES
                                                                          IN PROSPECTUS
---------------------------------------------------------- -------------- ----------------------------------------------------------

Introduction                                                    -i-       Table of Contents
---------------------------------------------------------- -------------- ----------------------------------------------------------

1. Investment Strategies and Risks of the Fund                            Berger New Generation Fund;
                                                                 1.       Investment Techniques, Securities and Associated Risks
---------------------------------------------------------- -------------- ----------------------------------------------------------

2. Investment Restrictions                                                Berger New Generation Fund;
                                                                13.       Investment Techniques, Securities and Associated Risks
---------------------------------------------------------- -------------- ----------------------------------------------------------

3. Management of the Fund                                                 Berger New Generation Fund;
                                                                15.       Organization of the Fund
---------------------------------------------------------- -------------- ----------------------------------------------------------

4. Investment Advisor                                                     Berger New Generation Fund;
                                                                19.       Organization of the Fund
---------------------------------------------------------- -------------- ----------------------------------------------------------

5. Expenses of the Fund                                                   Berger New Generation Fund; Financial Highlights for the
                                                                20.       Fund; Organization of the Fund
---------------------------------------------------------- -------------- ----------------------------------------------------------

6. Brokerage Policy                                                       Berger New Generation Fund;
                                                                22.       Organization of the Fund
---------------------------------------------------------- -------------- ----------------------------------------------------------

7. How to Purchase and Redeem Shares in the                     24.       Buying Shares; Exchanging Shares
Fund
---------------------------------------------------------- -------------- ----------------------------------------------------------

8. How the Net Asset Value is Determined                        25.       Your Share Price
---------------------------------------------------------- -------------- ----------------------------------------------------------

9. Income Dividends, Capital Gains Distributions
and TaxTreatment                                                26.       Distributions and Taxes
---------------------------------------------------------- -------------- ----------------------------------------------------------

10. Suspension of Redemption Rights                             27.       Other Information About Your Account
---------------------------------------------------------- -------------- ----------------------------------------------------------

11. Tax-Sheltered Retirement Plans                              28.       Tax-Sheltered Retirement Plans
---------------------------------------------------------- -------------- ----------------------------------------------------------

12. Exchange Privilege                                          28.       Exchanging Shares
---------------------------------------------------------- -------------- ----------------------------------------------------------

13. Performance Information                                               Berger New Generation Fund; Financial Highlights for the
                                                                28.       Fund;
---------------------------------------------------------- -------------- ----------------------------------------------------------

14. Additional Information                                      29.       Organization of the Fund; Special Fund Structure
---------------------------------------------------------- -------------- ----------------------------------------------------------

Financial Information                                           33.       Financial Highlights for the Fund
---------------------------------------------------------- -------------- ----------------------------------------------------------

                                  INTRODUCTION

                  The Fund described in this SAI is a mutual fund, or open-end, management investment company. The Fund is a diversified fund.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus describes the investment objective of the Fund and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.


                  CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.


                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.


                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.


                  The advisor's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under the IPO allocation procedures of Berger LLC, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPO's.




                  FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers.

Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  If the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

                  ILLIQUID AND RESTRICTED SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Fund's advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of the Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

                  When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.




                  LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Fund bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, the Fund retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the Fund's advisor, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  SHORT SALES. The Fund currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  Under prior law, the Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that the Fund will be engaging in these transactions unless there are further legislative changes.

                  HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the advisor considers pertinent.

                  A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by the Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.


                  The principal risks of the Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.


                  Following is additional information concerning the futures, forwards and options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  The Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. The Fund will incur brokerage fees when it buys or sells futures contracts.

                  In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although the Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

                  The acquisition or sale of a futures contract may occur, for example, when the Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although the Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, the Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

                  OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, the Fund may buy a call option on a futures contract to hedge against a market advance, and the Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund currently intends that it will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another limits the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                  The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. The Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when the Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  TEMPORARY DEFENSIVE MEASURES. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.


                  PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Fund anticipates that its portfolio turnover rate may exceed 100%, and investment changes will be made whenever the investment manager deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for the Fund may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.


                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders. The Fund's brokerage policy is discussed further below under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Fund is capital appreciation. The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized.

                  The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Fund are described in the Prospectus.

                  In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without shareholder vote.

BERGER NEW GENERATION FUND

                  The following fundamental restrictions apply to the Berger New Generation Fund. The Fund may not:

                  1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.




                  The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


      MICHAEL OWEN, 114A Gallatin Drive, Bozeman, MT 59718, DOB: 1937.
           Self-employed as a financial and management consultant, and in real estate development. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


*     JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger 100 Fund and Berger Growth and Income Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.

      DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, DOB: 1928.
           President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital
           Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.




      LOUIS R.  BINDNER,  1075 South Fox,  Denver,  CO 80223,  DOB:  1925.
           President, Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

      KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
           Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


      PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602,
           DOB: 1945. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company, an 81% owned subsidiary of DST Systems, Inc.) Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Previously (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


      HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO 80202,
           DOB: 1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

      WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, DOB: 1928.
           President, Santa Clara LLC (privately owned agriculture company). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


*     MARK S. SUNDERHUSE, 210 University Boulevard, Suite 900, Denver, CO
           80206, DOB: 1961. Vice President (since February 1999) and portfolio manager (since January 1999) of the Berger New Generation Fund. Vice President and co-portfolio manager since May 1999 of the Berger Select Fund. Interim co-portfolio manager since January 2000 of the Berger Balanced Fund. Senior Vice President (since January 1998) and portfolio manager (since January 1999) with Berger LLC. Formerly, Senior Vice President and Assistant Portfolio Manager with Crestone Capital Management, Inc. (from January 1991 through January 1998); Investment Officer with United Bank of Denver (from April 1989 through January 1991); and officer and registered representative with Boettcher & Company, Inc. (investment banking) (from May 1985 through April 1989).





*     JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO 80206
           DOB: 1954. Vice President and Secretary (since November 1998) and Assistant Secretary (September 1996 to November 1998) of the Berger Funds. Vice President (since October 1997), Secretary (since November
           1998) and Assistant Secretary (September 1996 through November 1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.

*     DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.

*     BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.


*     JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.


----------------

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and/or of the Fund's advisor.

     The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION


                  The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 1999. However, trustees of the Fund who are not "interested persons" of the Fund or its advisor are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.



                  The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 1999, for each trustee of the Fund:



--------------------------------------- -------------------------------------------------------------------------

         NAME AND POSITION                                    AGGREGATE COMPENSATION FROM
         WITH BERGER FUNDS

--------------------------------------- -------------------------------------------------------------------------

                                              BERGER NEW GENERATION FUND               ALL BERGER FUNDS(1)
--------------------------------------- --------------------------------------- ---------------------------------

Dennis E. Baldwin(2)                                    $2,441                              $47,600
--------------------------------------- --------------------------------------- ---------------------------------

Louis R. Bindner(2)                                     $2,441                              $47,600
--------------------------------------- --------------------------------------- ---------------------------------

Katherine A. Cattanach(2)                               $2,441                              $47,600
--------------------------------------- --------------------------------------- ---------------------------------

Paul R. Knapp(2)                                        $2,415                              $47,000
--------------------------------------- --------------------------------------- ---------------------------------

Harry T. Lewis(2)                                       $2,441                              $47,600
--------------------------------------- --------------------------------------- ---------------------------------

Michael Owen(2)                                         $2,955                              $57,600
--------------------------------------- --------------------------------------- ---------------------------------

William Sinclaire(2)                                    $2,441                              $47,600
--------------------------------------- --------------------------------------- ---------------------------------

Jack R. Thompson(2),(3),(4)                              $ 0                                  $ 0
--------------------------------------- --------------------------------------- ---------------------------------


NOTES TO TABLE


(1) Includes the Berger Growth Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (including the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Balanced Fund, the Berger Mid Cap Value Fund, the Berger Select Fund, the Berger Information Technology Fund and the Berger Mid Cap Growth Fund), the Berger Institutional Products Trust (four series), the Berger/BIAM Worldwide Funds Trust (three series, including the Berger/BIAM International Fund), the Berger/BIAM Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (including the Berger Small Cap Value Fund). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $24,316; Louis R. Bindner $15,333; Katherine A. Cattanach $47,393; Michael Owen $6,651; William Sinclaire $40,423.



(2) Director of Berger Growth Fund and Berger Growth and Income Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.


(3)      Interested person of Berger LLC.





(4) President of Berger Growth Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.


                  Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Fund. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, the Fund is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.

                  As of January 4, 2000, the officers and trustees of the Fund as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of the Fund.


4.                INVESTMENT ADVISOR

BERGER LLC - INVESTMENT ADVISOR

                  Berger LLC, 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment advisor to the Fund. Berger LLC is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Berger LLC also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.


                  Berger LLC has been in the investment advisory business for 25 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $6.1 billion as of December 31, 1999. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), which in turn is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.



                  KCSI announced its intention to separate the transportation and financial services segments through a proposed dividend of the stock of Stilwell Financial. On July 12, 1999 KCSI announced that the Internal Revenue Service issued a favorable tax ruling permitting KCSI to separate its financial services segment from its transportation segment. Completion of this separation is expected to occur in the year 2000.


INVESTMENT ADVISORY AGREEMENT

                  Under the Investment Advisory Agreement between the Fund and its advisor, the advisor is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which the Fund may own or contemplate acquiring from time to time. The Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.


                  Under the Agreement in effect through September 30, 1999, the advisor was compensated for its services by the payment of a fee at the following annual rate, calculated as a percentage of the average daily net assets of the Fund:



------------------------------------------------- -------------------------- ---------------------------------------

                      FUND                                 ADVISOR                  INVESTMENT ADVISORY FEE

------------------------------------------------- -------------------------- ---------------------------------------

Berger New Generation Fund                        Berger LLC                                 0.90%
------------------------------------------------- -------------------------- ---------------------------------------

                  Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced according to the following schedule:



------------------------------------------------- -------------------------- ---------------------------------------

                      FUND                                 ADVISOR                  INVESTMENT ADVISORY FEE

------------------------------------------------- -------------------------- ---------------------------------------

Berger New Generation Fund                        Berger LLC                 0.85% of the first $500 million(1)
                                                                              0.80% of the next $500 million
                                                                               0.75% in excess of $1 billion
------------------------------------------------- -------------------------- ---------------------------------------



                  The Fund's Investment Advisory Agreement will continue in effect until the last day of April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the advisor. The Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

TRADE ALLOCATIONS

                  While investment decisions for the Fund are made independently by the advisor, the same investment decision may be made for the Fund and one or more accounts advised by the advisor. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the advisor in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. While in some cases, this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

                  Berger LLC permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in Berger LLC's Code of Ethics. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or Berger LLC's other advisory clients. Directors and officers of Berger LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Fund.

                  In addition to the pre-clearance requirements described above, the policy subjects directors and officers of Berger LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its board of directors.

5.                EXPENSES OF THE FUND

                  In addition to paying an investment advisory fee to its advisor, the Fund pays all of its expenses not assumed by its advisor, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of Berger LLC, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.


                  Under a separate Administrative Services Agreement with respect to the Fund, Berger LLC performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. Effective October 1, 1999, Berger LLC agreed to eliminate the 0.01% administrative services fee charged to the Funds. The administrative services fee may be changed by the Trustees without shareholder approval. In addition, effective October 1, 1999, the investment advisory fee charged to the Fund was reduced. The advisory fee reduction is reflected earlier under Investment Advisory Agreement.


                  The following table shows the total dollar amounts of advisory fees and administrative services fees paid by the Fund to Berger LLC for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations.

                           BERGER NEW GENERATION FUND


------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Fiscal Year Ended        Investment             Administrative         Advisory Fee           TOTAL
September 30,            Advisory Fee*          Service Fee**          Waiver
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
1999                     $1,714,000             $19,000                $          0           $1,733,000
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

1998                     $1,229,000             $14,000                $          0           $1,243,000
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

1997                     $   962,000            $20,000                $          0           $   982,000
------------------------ ---------------------- ---------------------- ---------------------- ----------------------



* Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced from .90% to the following rates of average daily net assets: 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.
** Effective October 1, 1999, the 0.01% administrative services fee was eliminated.



                  The Fund has appointed Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as sub-agent to provide transfer agency and dividend disbursing services for the Fund. Approximately 32% of the outstanding shares of DST are owned by Stilwell.


                  As recordkeeping and pricing agent, IFTC calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

                  IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                  As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Fund's shareholders; calculates the amount of, and delivers to the Fund's shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Fund at an annual rate of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

                  All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Fund. Earnings credits received by the Fund can be found on the Fund's Statement of Operations in the Annual and Semi-Annual Reports incorporated by reference into this Statement of Additional Information.

OTHER EXPENSE INFORMATION


                  The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.


                  The Fund and/or its advisor have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                  The Fund's advisor may also enter into arrangements with organizations that solicit clients for the advisor, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally, the fee paid by the advisor under such arrangements is based on the value of the referred client's assets managed by the advisor. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

                  The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Fund's Institutional Shares.





6.                BROKERAGE POLICY

                  Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger LLC as the Fund's advisor is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Fund during the past three fiscal years were as follows:

                              BROKERAGE COMMISSIONS


------------------------------------------------- ------------------------------------------------------------------

                                                               FOR THE YEAR/PERIOD ENDED SEPTEMBER 30,
                                                  ------------------------------------------------------------------
                                                  ------------------ --------------------- -------------------------

                                                         1999               1998                   1997
------------------------------------------------- ------------------ --------------------- -------------------------

BERGER NEW GENERATION FUND                            $349,000             $340,000                $165,000
------------------------------------------------- ------------------ --------------------- -------------------------

                  The Investment Advisory Agreement authorizes and directs the advisor to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes the advisor to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor. Accordingly, the advisor does not have an obligation to seek the lowest available commission.


                  In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the advisor. The Fund's advisor may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings which furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends, and portfolio strategies. Research may be provided orally, in print, or electronically. These include a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

                  In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the advisor will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the advisor in the investment decision-making process may be paid for with the Fund's commission dollars. The advisor pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for Berger LLC.

                  Berger LLC does not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. Berger LLC may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to Berger LLC's clients, including the Fund. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. Berger LLC then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on Berger LLC's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Fund's brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.


                  During the fiscal year ended September 30, 1999, of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Fund:



----------------------------------------------- ---------------------------------- ---------------------------

FUND                                             AMOUNT OF TRANSACTIONS              AMOUNT OF COMMISSIONS
----------------------------------------------- ---------------------------------- ---------------------------

Berger New Generation Fund                                $ 22,354,000                      $34,000
----------------------------------------------- ---------------------------------- ---------------------------


                  These brokerage and research services received from brokers are often helpful to Berger LLC in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of Berger LLC's advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to Berger LLC in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger LLC in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to Berger LLC, they are not expected to decrease the expenses that Berger LLC would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by Berger LLC from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.


                  The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.


                  Included in the brokerage commissions paid by the Fund during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS


---------------------------- --------------- ------------ --------------- ------------- -------------- -------------

                                  DSTS        Reduction        DSTS        Reduction        DSTS        Reduction
                              Commissions        in        Commissions    in Expenses    Commissions        in
                                  Paid        Expenses         Paid           FYE           Paid         Expenses
                              FYE 9/30/99        FYE       FYE 9/30/98     9/30/98(1)    FYE 9/30/97       FYE
                                             9/30/99(1)                                                 9/30/97(1)
---------------------------- --------------- ------------ --------------- ------------- -------------- -------------

Berger New Generation Fund     $6,000(2)       $4,500        $2,000          $1,500           $ 0          $ 0
---------------------------- --------------- ------------ --------------- ------------- -------------- -------------


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.


(2) Constitutes 2% of the aggregate brokerage commissions paid by the Berger New Generation Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger New Generation Fund.


                  The Fund's advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the advisor and its clients; and knowledge of other buyers and sellers. The advisor selects the broker for each order based on the factors above, as well as the size, difficulty and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the advisor may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisor of the Fund will seek the best execution of each transaction.





7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                  Minimum Initial Investment                            $250,000

                  Institutional Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $250,000.

                  To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121

                  Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                  Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from the Fund as described above.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time, although shareholders of the Fund will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

8.                HOW THE NET ASSET VALUE IS DETERMINED


                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.


                   The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Institutional Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

                  In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT

                  This discussion summarizes certain U.S. federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares. Assets contributed to the Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.


                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.

                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in additional Fund shares at the then-current NAV and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, such redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.


                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.


                  If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of the Fund holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, the Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

                  FOREIGN SHAREHOLDERS. Foreign shareholders of the Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               TAX-SHELTERED RETIREMENT PLANS


                  The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820 or write to the Berger Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.



                  The Fund also offers an Automatic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 219958, Kansas City, MO 64121, or call 1-800-960-8427.


12.               EXCHANGE PRIVILEGE

                  Any shareholder may exchange any or all of the shareholder's shares in the Fund, subject to stated minimums, for shares of any of the other available Berger Funds, without charge, after receiving a current prospectus of the other fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., by telephoning the Fund at 1-800-960-8427 or by contacting the Fund online at bergerfunds.com. This privilege may be terminated or amended by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and online transaction privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Wilshire 5000 Index, the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 1000 Value Index, the Russell 2000 Stock

Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly-based or blended indices which reflect the market sectors in which the Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value.
These rates of return are calculated pursuant to the following formula:
P(1 + T) TO THE POWER OF n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


PREDECESSOR PERFORMANCE QUOTATIONS

                  Shares of the Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares and the Institutional Shares class of the Fund covered in this Statement of Additional Information was established. The Fund commenced offering Institutional Shares on August 16, 1999. Performance data for the Institutional Shares include periods prior to the inception of the Institutional Shares class on August 16, 1999, and therefore reflect a 0.25% per year 12b-1 fee applicable to the Investor Shares that is not paid by the Institutional Shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS


                  The average annual total return for the Fund for various periods ending September 30, 1999, are shown on the following table:



--------------------------------- --------------- ------------ ------------- ------------ --------------------------

FUND                              1-YEAR          3-YEAR       5-YEAR        10-YEAR      LIFE OF FUND
--------------------------------- --------------- ------------ ------------- ------------ --------------------------

Berger New Generation Fund -      110.98%         33.64%       N/A           N/A          34.38%
Institutional Shares(1)                                                                   (since 3/29/96)
--------------------------------- --------------- ------------ ------------- ------------ --------------------------

1. Performance data for periods prior to the Fund's adoption of class designations on August 16, 1999, reflect a 0.25% 12b-1 fee not paid by the Institutional Shares.



14.               ADDITIONAL INFORMATION

FUND ORGANIZATION

                  The Fund is a separate series of the Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust established under the Delaware Business Trust Act. The Fund was established on December 21, 1995. The name "Berger New Generation Fund-Registered Trademark-" was registered as a service mark in December 1996. The Berger New Generation Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in a separate Prospectus and Statement of Additional Information, and the Fund commenced offering the class known as Institutional Shares covered in this Statement of Additional Information.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is one of seven series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund currently has two classes of shares, although others may be added in the future.

                  Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, shareholders of the Fund will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                  In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to shareholders of the Fund is therefore remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Fund.


                  CORPORATE GOVERNANCE AND OTHER INFORMATION PERTAINING TO THE FUND. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least

25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

                  Shareholders of the Fund and, where applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                  Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                   Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that shareholders of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.


                   Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.


MORE INFORMATION ON SPECIAL MULTI-CLASS FUND STRUCTURE

                   The Fund currently has divided its shares into two classes of shares, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate Prospectus and SAI. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the 1940 Act permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Investor Shares are available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-333-1001.

                  Subject to the Trust's Trust Instrument and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL SHAREHOLDERS


                  Insofar as the management of the Fund is aware, as of January 4, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for the following:

---------------------------------------- ------------------------------------------------------ --------------------

OWNER                                    FUND                                                   PERCENTAGE
---------------------------------------- ------------------------------------------------------ --------------------

Charles Schwab & Co. Inc. ("Schwab")     Berger New Generation Fund                             78.92%
101 Montgomery Street
San Francisco, CA 94104
---------------------------------------- ------------------------------------------------------ --------------------

John D. Swift                            Berger New Generation Fund                             20.70%
1085 Chestnut Hill Cir. SW
Marietta, GA  30064-4607
---------------------------------------- ------------------------------------------------------ --------------------



                  In addition, as of that date, Schwab owned of record 26.08%, of all outstanding shares of the Berger Investment Portfolio Trust, of which the Fund is one outstanding series. Also as of that date, Schwab owned of record 21.71% of the Investor Shares class of the Fund, which together with its Institutional Shares constitutes 21.84% of the Fund's total outstanding shares.



                  Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. Schwab is believed to hold its shares of the Fund as nominee for the benefit of its clients or customers.


DISTRIBUTION

                  Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly-owned subsidiary of Berger LLC. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Fund. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Secretary of the Fund. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Fund.

                  The Fund and the Distributor are parties to a Distribution Agreement that continues through April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Fund and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger LLC for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 1999. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 1998 income tax return.



                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Funds for the fiscal year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Funds in connection with the preparation of their 1999 income tax returns.


FINANCIAL INFORMATION


                  The following financial statements for the Fund are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 1999, along with the Report of Independent Accountants thereon dated November 4, 1999:



                  Schedule of Investments as of September 30, 1999



                  Statement of Assets and Liabilities as of September 30, 1999



                  Statement of Operations for the Fiscal Year Ended September 30, 1999



                  Statement of Changes in Net Assets for each of the Fiscal Years Ended September 30, 1999 and 1998



                  Notes to Financial Statements, September 30, 1999



                  Financial Highlights for the period indicated



                  The above-referenced Annual Report is enclosed with a copy of this SAI. Additional copies of that Report may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P) (sometimes referred to as "junk bonds"). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's advisor deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       BERGER SMALL COMPANY GROWTH FUND
               (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                             INSTITUTIONAL SHARES



                      STATEMENT OF ADDITIONAL INFORMATION
                     SHAREHOLDER SERVICES: 1-800-960-8427



            This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Small Company Growth Fund (the "Fund") -- Institutional Shares, dated January 31, 2000, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-259-2820.

            This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund.

            The following financial statements of the Fund are incorporated herein by reference:


- The audited financial statements of the Fund for the fiscal year ended September 30, 1999, from the Fund's 1999 Annual Report to Shareholders, dated September 30, 1999.


            Copies of that Annual report are available, without charge, upon request, by calling 1-800-259-2820.



                             DATED JANUARY 31, 2000

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS

 ----------------------------------------------------------------------------------------
 TABLE OF CONTENTS                              CROSS-REFERENCES TO
                                         PAGE   RELATED DISCLOSURES
                                         NO.    IN PROSPECTUS
 ----------------------------------------------------------------------------------------
 Introduction                              i    Contents
 ----------------------------------------------------------------------------------------
 1. Investment Strategies and Risks of     1.   Berger Small Company Growth Fund; The
 the Fund                                       Fund's Goal and Principal Investment
                                                Strategies; Principal Risks; Investment
                                                Techniques, Securities and Associated
                                                Risks
 ----------------------------------------------------------------------------------------
 2. Investment Restrictions               15.   Berger Small Company Growth Fund;
                                                Investment Techniques, Securities and
                                                Associated Risks
 ----------------------------------------------------------------------------------------
 3. Management of the Fund                17.   Berger Small Company Growth Fund;
                                                Organization of the Fund
 ----------------------------------------------------------------------------------------
 4. Investment Advisor                    21.   Berger Small Company Growth Fund;
                                                Organization of the Fund
 ----------------------------------------------------------------------------------------
 5. Expenses of the Fund                  23.   Berger Small Company Growth Fund;
                                                Financial Highlights for the Fund;
                                                Organization of the Fund
 ----------------------------------------------------------------------------------------
 6. Brokerage Policy                      25.   Berger Small Company Growth Fund;
                                                Organization of the Fund
 ----------------------------------------------------------------------------------------
 7. How to Purchase and Redeem Shares     27.   Buying Shares; Selling (Redeeming)
 in the Fund                                    Exchanging Shares
 ----------------------------------------------------------------------------------------
 8. How the Net Asset Value is            28.   Your Share Price
 Determined
 ----------------------------------------------------------------------------------------
 9. Income Dividends, Capital Gains       29.   Distributions and Taxes
 Distributions and Tax Treatment
 ----------------------------------------------------------------------------------------
 10. Suspension of Redemption Rights      30.   Other Information About Your Account
 ----------------------------------------------------------------------------------------
 11. Tax-Sheltered Retirement Plans       31.   Tax-Sheltered Retirement Plans
 ----------------------------------------------------------------------------------------
 12. Exchange Privilege                   31.   Exchanging Shares
 ----------------------------------------------------------------------------------------
 13. Performance Information              31.   Berger Small Company Growth Fund;
                                                Financial Highlights for the Fund;
 ----------------------------------------------------------------------------------------
 14. Additional Information               33.   Organization of the Fund; Special Fund
                                                Structure
 ----------------------------------------------------------------------------------------
 Financial Information                    36.    Financial Highlights for the Fund
 ----------------------------------------------------------------------------------------

                                 INTRODUCTION

            The Fund described in this SAI is a mutual fund, or open-end, management investment company. The Fund is a diversified fund.

1.          INVESTMENT STRATEGIES AND RISKS OF THE FUND

            The Prospectus describes the investment objective of the Fund and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in the Fund.

            This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

            COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

            DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

            Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

            Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

            CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

            SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

            SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

            SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

            INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

            Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

            The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.


            The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.


            There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.


            The advisor's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under the IPO allocation procedures of Berger LLC, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

            FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) which are similar to

ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

            Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.

            There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

            Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

            If the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

            PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

            ILLIQUID AND RESTRICTED SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale

("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

            Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Fund's advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of the Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

            REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

            These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

            WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

            When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

            LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

            The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

            The Fund bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

            Although voting rights with respect to loaned securities pass to the borrower, the Fund retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the Fund's advisor, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

            SHORT SALES. The Fund currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

            In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

            Under prior law, the Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that the Fund will be engaging in these transactions unless there are further legislative changes.

            HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the advisor considers pertinent.

            A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by the Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

            The principal risks of the Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions;
(c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

            Following is additional information concerning the futures, forwards and options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

            FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

            The Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. The Fund will incur brokerage fees when it buys or sells futures contracts.

            In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

            The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

            Although the Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

            The acquisition or sale of a futures contract may occur, for example, when the Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Fund to maintain a defensive position without having to sell portfolio securities.

            Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Fund still may not result in a successful use of futures.

            Futures contracts entail additional risks. Although the Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, the Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

            The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities --which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

            Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

            Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

            OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, the Fund may buy a call option on a futures contract to hedge against a market advance, and the Fund might buy a put option on a futures contract to hedge against a market decline.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

            The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund currently intends that it will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers.

Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

            The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

            These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another limits the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

            The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

            While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. The Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when the Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

            OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

            A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

            The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

            The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

            In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

            An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

            The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

            An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

            TEMPORARY DEFENSIVE MEASURES. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

            PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Fund anticipates that its portfolio turnover rate may exceed 100%, and investment changes in the Fund will be made whenever the investment manager deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for the Fund may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

            Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders. The Fund's brokerage policy is discussed further below under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.          INVESTMENT RESTRICTIONS

            The investment objective of the Fund is capital appreciation. The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized.

            The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Fund are described in the Prospectus.

            In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without shareholder vote.

BERGER SMALL COMPANY GROWTH FUND

            The following fundamental restrictions apply to the Berger Small Company Growth Fund. The Fund may not:

            1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

            2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

            3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

            1. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

            2. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

            In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

            The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

            1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

            2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

            3. The Fund may not invest in companies for the purposes of exercising control of management.

            4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

            5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

            6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

3.          MANAGEMENT OF THE FUND

            The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

            The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


    MICHAEL OWEN, 114A Gallatin Drive, Bozeman, MT 59718, DOB: 1937.
            Self-employed as a financial and management consultant, and in real estate development. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger Growth Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*   JACK R.THOMPSON, 210 University Boulevard, Suite 900, Denver, CO 80206,
            DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Growth and Income Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from

            May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.

     DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, DOB:
            1928. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     LOUIS R. BINDNER, 1075 South Fox, Denver, CO 80223, DOB: 1925.
            President, Climate Engineering, Inc. (building environmental systems). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
            Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602, DOB:
            1945. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company), an 81% owned subsidiary of DST Systems, Inc. Director (since February 1998) and a Vice President (February 1998 - November
            1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Previously (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO 80202, DOB:
            1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, DOB:  1928.
            President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger

            Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     * AMY K. SELNER, 210 University Boulevard, Suite 900, Denver, CO 80206,
            DOB: 1968. Vice President and portfolio manager of the Berger Mid Cap Growth Fund since its inception in December 1997. Vice President and portfolio manager of the Berger Small Company Growth Fund and the Berger IPT - Small Company Growth Fund since November 1998. Vice President and co-portfolio manager since May 1999 of the Berger Select Fund. Vice President (since December 1997) and senior research analyst (April 1996 through December 1997) with Berger LLC. Formerly, Assistant Portfolio Manager and Research Analyst with INVESCO Trust Company from March 1991 through March 1996.

     * JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO 80206,
            DOB: 1954. Vice President and Secretary (since November 1998) and Assistant Secretary (October 1996 to November 1998) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (September 1996 through November 1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.

     * DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO 80206,
            DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.

     * BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO 80206,
            DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.


     * JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO 80206,
            DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October
            1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

            ----------------

     * Interested person (as defined in the Investment Company Act of 1940) of the Fund and/or of the Fund's advisor.

            The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

             The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 1999. However, trustees of the Fund who are not "interested persons" of the Fund or its advisor are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.


             The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 1999, for each trustee of the Fund:


--------------------------- --------------------------------------------------

    NAME AND POSITION                  AGGREGATE COMPENSATION FROM
    WITH BERGER FUNDS

--------------------------- --------------------------------------------------
                            BERGER SMALL COMPANY GROWTH   ALL BERGER FUNDS(1)
                            FUND
--------------------------- --------------------------- ----------------------
Dennis E. Baldwin(2)                 $ 8,432                   $47,600
--------------------------- --------------------------- ----------------------
Louis R. Bindner(2)                  $ 8,432                   $47,600
--------------------------- --------------------------- ----------------------
Katherine A. Cattanach(2)            $ 8,432                   $47,600
--------------------------- --------------------------- ----------------------
Paul R. Knapp(2)                     $ 8,342                   $47,000
--------------------------- --------------------------- ----------------------
Harry T. Lewis(2)                    $ 8,432                   $47,600
--------------------------- --------------------------- ----------------------
Michael Owen(2)                      $10,206                   $57,600
--------------------------- --------------------------- ----------------------
William Sinclaire(2)                 $ 8,432                   $47,600
--------------------------- --------------------------- ----------------------
Jack R. Thompson(2),(3),(4)           $ 0                       $ 0
--------------------------- --------------------------- ----------------------


NOTES TO TABLE

(1) Includes the Berger Growth Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (including the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Balanced Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund and the Berger Mid Cap Growth Fund), the Berger Institutional Products Trust (four series), the Berger/BIAM Worldwide Funds Trust (three series), the Berger/BIAM Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (including the Berger Small Cap Value Fund). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $24,316; Louis R. Bindner $15,333; Katherine A. Cattanach $47,393; Michael Owen $6,651; William Sinclaire $40,423.


(2) Director of Berger Growth Fund and Berger Growth and Income Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.


(3) Interested person of Berger LLC.




(4) President of Berger Growth Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger Institutional Products ,Trust Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.

             Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Fund. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, the Fund is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.

             As of December 31, 1999, the officers and trustees of the Fund as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of the Fund.

4.           INVESTMENT ADVISOR

BERGER LLC - INVESTMENT ADVISOR

             Berger LLC, 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment advisor to the Fund. Berger LLC is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Berger LLC also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

            Berger LLC has been in the investment advisory business for 25 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $6.1 billion as of December 31, 1999. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), which in turn is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.


             KCSI announced its intention to separate the transportation and financial services segments through a proposed dividend of the stock of Stilwell Financial. On July 12, 1999 KCSI announced that the Internal Revenue Service issued a favorable tax ruling permitting KCSI to separate its financial services segment from its transportation segment. Completion of this separation is expected to occur in the year 2000.

INVESTMENT ADVISORY AGREEMENT

             Under the Investment Advisory Agreement between the Fund and its advisor, the advisor is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which the Fund may own or contemplate acquiring from time to time. The Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

             Under the Agreement the advisor is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.


             The following schedule reflects the advisory fees charged to the Fund for the fiscal year ended September 30, 1999:

-------------------------------------------------------------------------------
              FUND                     ADVISOR       INVESTMENT ADVISORY FEE
-------------------------------------------------------------------------------
Berger Small Company Growth Fund  Berger LLC                  0.90%
-------------------------------------------------------------------------------


             Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced according to the following schedule:


------------------------------------------------------------------------------
               FUND                   AVERAGE DAILY          ANNUAL RATE
                                        NET ASSETS
------------------------------------------------------------------------------
                                   First $500 million           .85%
Berger Small Company Growth Fund   Next $500 million            .80%
                                   Over $1 billion              .75%
------------------------------------------------------------------------------

             The Fund's Investment Advisory Agreement will continue in effect until the last day of April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the advisor. The Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

TRADE ALLOCATIONS

             While investment decisions for the Fund are made independently by the advisor, the same investment decision may be made for the Fund and one or more accounts advised by the advisor. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the advisor in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. While in some cases, this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

             Berger LLC permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in Berger LLC's Code of Ethics. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or Berger LLC's other advisory clients. Directors and officers of Berger LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Fund.

             In addition to the pre-clearance requirements described above, the policy subjects directors and officers of Berger LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its board of directors.

5.           EXPENSES OF THE FUND

             In addition to paying an investment advisory fee to its advisor, the Fund pays all of its expenses not assumed by its advisor, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of Berger LLC, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.

             Under a separate Administrative Services Agreement with respect to the Fund, Berger LLC performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. Effective October 1, 1999, Berger LLC agreed to eliminate the 0.01% administrative fee charged to the Fund. The administrative services fees may be changed by the directors or trustees without shareholder approval. In addition, effective October 1, 1999, the investment advisory fee charged to the Fund was reduced. The advisory fee reduction is reflected earlier under Investment Advisory Agreement.

             The following table shows the total dollar amounts of advisory fees and administrative services fees paid by the Fund to Berger LLC for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations.


                       Berger Small Company Growth Fund

-------------------------------------------------------------------------------
Fiscal Year      Investment      Administrative   Advisory Fee    TOTAL
Ended            Advisory Fee*   Service Fee**    Waiver
September 30,
-------------------------------------------------------------------------------
1999             $5,582,000      $ 62,000         $    0          $5,644,000
-------------------------------------------------------------------------------
1998             $6,984,000      $ 78,000         $    0          $7,062,000
-------------------------------------------------------------------------------
1997             $6,831,000      $ 78,000         $    0          $6,909,000
-------------------------------------------------------------------------------


* Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced from .90% to the following rates of average daily net assets: 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.
** Effective October 1, 1999, the 0.01% administrative services fee was eliminated.


             The Fund has appointed Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as sub-agent to provide transfer agency and dividend disbursing services for the Fund. Approximately 32% of the outstanding shares of DST are owned by Stilwell.

             As recordkeeping and pricing agent, IFTC calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

             IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

             As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Fund's shareholders; calculates the amount of, and delivers to the Fund's shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Fund at an annual rate of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

             All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Fund. Earnings credits received by the Fund can be found on the Fund's Statement of Operations in the Annual and Semi-Annual Reports incorporated by reference into this Statement of Additional Information.

OTHER EXPENSE INFORMATION

             The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

             The Fund and/or its advisor have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

             The Fund's advisor may also enter into arrangements with organizations that solicit clients for the advisor, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally, the fee paid by the advisor under such arrangements is based on the value of the referred client's assets managed by the advisor. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

             The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Fund's Institutional Shares.

6.           BROKERAGE POLICY

             Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger LLC as the Fund's advisor is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Fund during the past three fiscal years were as follows:

                             BROKERAGE COMMISSIONS

---------------------------------- ---------------------------------------------
                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                   ---------------------------------------------
                                       1999          1998            1997
---------------------------------- ------------ -------------- -----------------
BERGER SMALL COMPANY GROWTH FUND    $807,000      $890,000       $1,044,000
---------------------------------- ------------ -------------- -----------------

             The Investment Advisory Agreement authorizes and directs the advisor to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes the advisor to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor. Accordingly, the advisor does not have an obligation to seek the lowest available commission.

             In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the advisor. The Fund's advisor may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings which furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends, and portfolio strategies. Research may be provided orally, in print, or electronically. These include a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

             In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the advisor will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the advisor in the investment decision-making process may be paid for with the Fund's commission dollars. The advisor pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for Berger LLC.

             Berger LLC does not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. Berger LLC may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to Berger LLC's clients, including the Fund. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. Berger LLC then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on Berger LLC's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Fund's brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

             During the fiscal year ended September 30, 1999, of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the Fund:


--------------------------------- ----------------------- ------------------
FUND                                     Amount of             Amount of
                                       Transactions          Commissions
--------------------------------- ----------------------- ------------------
Berger Small Company Growth Fund       $ 39,444,000            $98,000
--------------------------------- ----------------------- ------------------


             These brokerage and research services received from brokers are often helpful to Berger LLC in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of Berger LLC's advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to Berger LLC in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger LLC in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to Berger LLC, they are not expected to decrease the expenses that Berger LLC would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by Berger LLC from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.

             The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

             Included in the brokerage commissions paid by the Fund during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:

               DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

------------------- ----------- ---------- ------------ ------------  ----------- -------------
                       DSTS     Reduction      DSTS      Reduction        DSTS      Reduction
                    Commissions    in      Commission        in        Commissions     in
                       Paid     Expenses       Paid       Expenses        Paid       Expenses
                        FYE        FYE         FYE          FYE            FYE        FYE
                     9/30/99    9/30/99(1)   9/30/98     9/30/98(1)      9/30/97    9/30/97(1)
------------------- ----------- ---------- ------------ ------------  ----------- -------------
Berger Small        $ 6,000(2)  $ 4,500      $ 0         $ 0            $42,000     $31,000
Company Growth
Fund
------------------- ----------- ---------- ------------ ------------  ----------- -------------


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) Constitutes 1% of the aggregate brokerage commissions paid by Berger Small Company Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by Berger Small Company Growth Fund.

             The Fund's advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the advisor and its clients; and knowledge of other buyers and sellers. The advisor selects the broker for each order based on the factors above, as well as the size, difficulty and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the advisor may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisor of the Fund will seek the best execution of each transaction.

7.           HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

             Minimum Initial Investment                               $250,000

             Institutional Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $250,000.

             To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

             Berger Funds
             P.O. Box 219958
             Kansas City, MO  64121

             Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

             Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above.

             In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from the Fund as described above.

             Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time, although shareholders of the Fund will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

8.           HOW THE NET ASSET VALUE IS DETERMINED

             The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.

             The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Institutional Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

             In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

             Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the

Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

             The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.           INCOME DIVIDENDS, CAPITAL GAINS
             DISTRIBUTIONS AND TAX TREATMENT

             This discussion summarizes certain U.S. federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

             TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

             TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

             In general, net capital gains from assets held by the Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares. Assets contributed to the Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

             If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.

             If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in additional Fund shares at the then-current NAV and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

             TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, such redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

             INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

             If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of the Fund holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

             INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

             BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, the Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

             FOREIGN SHAREHOLDERS. Foreign shareholders of the Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.          SUSPENSION OF REDEMPTION RIGHTS

             The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

             The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.          TAX-SHELTERED RETIREMENT PLANS

             The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820 or write to the Berger Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.


             The Fund also offers an Automatic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 219958, Kansas City, MO 64121, or call 1-800-960-8427.

12.          EXCHANGE PRIVILEGE

             Any shareholder may exchange any or all of the shareholder's shares in the Fund, subject to stated minimums, for shares of any of the other available Berger Funds, without charge, after receiving a current prospectus of the other fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., by telephoning the Fund at 1-800-960-8427 or by contacting the Fund online at bergerfunds.com. This privilege may be terminated or amended by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and online transaction privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.          PERFORMANCE INFORMATION

             From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Wilshire 5000 Index, the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 1000 Value Index, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly-based or blended indices which reflect the market sectors in which the Fund invests.

             The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

             The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

             All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

             Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:
P(1 + T) TO THE POWER OF n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

PREDECESSOR PERFORMANCE QUOTATIONS

             Shares of the Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares and the Institutional Shares class of the Fund covered in this Statement of Additional Information was established. The Institutional Shares class of the Fund commenced investment operations on October 16, 1999. Performance data for the Institutional Shares include periods prior to the commencement of investment operations of the Institutional Shares class on that date, and therefore reflect a 0.25% per year 12b-1 fee applicable to the Investor
Shares that is not paid by the Institutional Shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS

             The average annual total return for the Fund for various periods ending September 30, 1999, are shown on the following table:


-------------------------------------------------------------------------------
FUND                   1-YEAR     3-YEAR   5-YEAR   10-YEAR  LIFE OF FUND
------------------------------------------------------------------------------
Berger Small Company   62.78%     12.99%   20.10    N/A      19.15%
Growth Fund(1)                                               (since 12/30/93)
-------------------------------------------------------------------------------


(1) Performance data reflects a 0.25% 12b-1 fee not paid by the Institutional Shares.

14.          ADDITIONAL INFORMATION

FUND ORGANIZATION

             The Fund is a separate series of the Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust established under the Delaware Business Trust Act. The Fund was established on August 23, 1993. The name "Berger Small Company Growth Fund(R)" was registered as a service mark in September 1995. The Berger Small Company Growth Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in a separate Prospectus and Statement of Additional Information, and the Fund commenced offering the class known as Institutional Shares covered in this Statement of Additional Information.

             The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is one of seven series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund currently has two classes of shares, although others may be added in the future.

             Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

             DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, shareholders of the Fund will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

             In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

             As a result, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to shareholders of the Fund is therefore remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Fund.

             CORPORATE GOVERNANCE INFORMATION PERTAINING TO THE FUND. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

             Shareholders of the Fund and, where applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

             Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

             Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that shareholders of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.

             Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.

MORE INFORMATION ON SPECIAL MULTI-CLASS FUND STRUCTURE

             The Fund currently has divided its shares into two classes of shares, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate Prospectus and SAI. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the 1940 Act permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Investor Shares are available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-333-1001.

              Subject to the Trust's Trust Instrument and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL SHAREHOLDERS

             Insofar as the management of the Fund is aware, as of January 4, 2000, no person owned, beneficially or of record, more than 5% of the outstanding Institutional Shares of the Fund, except for the following:


-------------------------------------------------------------------------------
Owner                      Fund                                  Percentage
-------------------------------------------------------------------------------
Charles Schwab & Co. Inc.  Berger Small Company Growth Fund      49.50%
("Schwab")
101 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------------------------------
Herbert L. Wittow Tr.      Berger Small Company Growth Fund      50.44%
4600 S. Ulster Street
Denver, CO  80237
-------------------------------------------------------------------------------


             In addition, as of that date, Schwab owned of record 24.80% of the Investor Shares class of the Fund, which together with its Institutional Shares, constitute 24.81% of the Fund's total outstanding shares. Also as of that date, Schwab owned of record 26.08% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Fund is one outstanding series.


             Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. Schwab is believed to hold its shares of the Fund as nominee for the benefit of its clients or customers.

DISTRIBUTION

             Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly-owned subsidiary of Berger LLC. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Fund. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Secretary of the Fund. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Fund.

             The Fund and the Distributor are parties to a Distribution Agreement that continues through April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the

Distributor continuously offers shares of the Fund and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger LLC for its costs in distributing Fund shares.

OTHER INFORMATION

             The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

             Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

            PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 1999. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 1998 income tax returns.


            PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 1999 income tax returns.

FINANCIAL INFORMATION

             The following financial statements for the Fund are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 1999, along with the Report of Independent Accountants thereon dated November 4, 1999:

             Schedule of Investments as of September 30, 1999

             Statement of Assets and Liabilities as of September 30, 1999

             Statement of Operations for the Fiscal Year Ended September 30,
             1999

             Statement of Changes in Net Assets for each of the Fiscal Years Ended September 30, 1998 and 1999

             Notes to Financial Statements, September 30, 1999





             The above-referenced Annual Report is enclosed with a copy of this SAI. Additional copies of those Reports may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

                                  APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

      The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P) (sometimes referred to as "junk bonds"). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

      Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

      Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's advisor deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

      Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

      Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

      Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

      The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

      AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

      C1-The rating C1 is reserved for income bonds on which no interest is being paid.

      D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       BERGER INVESTMENT PORTFOLIO TRUST

PART C.    OTHER INFORMATION

Item 23.   EXHIBITS

           The Exhibit Index following the signature pages below is incorporated herein by reference.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

Item 25.   INDEMNIFICATION

           Article IX, Section 2 of the Trust Instrument for Berger Investment Portfolio Trust (the "Trust"), of which the Fund is a series, provides for indemnification of certain persons acting on behalf of the Trust to the fullest extent permitted by the law. In general, trustees, officers, employees and agents will be indemnified against liability and against all expenses incurred by them in connection with any claim, action, suit or proceeding (or settlement thereof) in which they become involved by virtue of their Trust office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees, officers, employees or agents undertake to repay the Trust if their conduct is later determined to preclude indemnification. The Trust has the power to purchase insurance on behalf of its trustees, officers, employees and agents, whether or not it would be permitted or required to indemnify them for any such liability under the Trust Instrument or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

           The business of Perkins, Wolf, McDonnell & Company ("PWM"), sub-advisor to the Berger Mid Cap Value Fund, is also described in the Prospectus and in Section 4 of the Statement of Additional Information. Information relating to the business and other connections of the officers and directors of PWM (current and for the past two years) is listed in Schedule A and D of PWM's Form ADV (File No. 801-19974), as filed with the Securities and Exchange Commission on March 30, 1999, which information from such schedules is incorporated herein by reference.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           The business of Berger LLC, the investment adviser of the Fund, is described in the Prospectus under the heading "Organization of the Berger Funds Family -- Investment Managers" and in the Statement of Additional Information in
Section 4, which are included in this Registration Statement. Information relating to the business and other connections of the officers and directors of Berger Associates (current and for the past two years) is listed in Schedules A and D of Berger LLC's Form ADV as filed with the Securities and Exchange Commission (File No. 801-9451, dated October 1, 1999), which information from such schedules is incorporated herein by reference.

Item 27.   PRINCIPAL UNDERWRITERS

           (a) Investment companies for which the Fund's principal underwriter also acts as principal underwriter, depositor or investment adviser:


Berger Growth Fund,Inc.
Berger Growth and Income Fund, Inc.
Berger Investment Portfolio Trust
--Berger Small Company Growth Fund
--Berger New Generation Fund
--Berger Balanced Fund
--Berger Select Fund
--Berger Mid Cap Growth Fund
--Berger Mid Cap Value Fund
--Berger Information Technology Fund
Berger Omni Investment Trust
--Berger Small Cap Value Fund
Berger Institutional Products Trust
--Berger IPT - Growth Fund
--Berger IPT - Growth and Income Fund
--Berger IPT - Small Company Growth Fund
--Berger/BIAM IPT - International Fund
Berger/BIAM Worldwide Funds Trust
--Berger/BIAM International Fund
--International Equity Fund
--Berger/BIAM International CORE Fund


           (b) For Berger LLC:

--------------------------------------------------------------------------------------------------------
      Name                                Positions and                            Positions and
                                          Offices with                             Offices with
                                          Underwriter                              Registrant
--------------------------------------------------------------------------------------------------------
David G. Mertens                   President, CEO and                        None
--------------------------------------------------------------------------------------------------------
David J. Schultz                   Chief  Financial Officer, Assistant       Vice President and Treasurer
                                   Secretary and


                                     C-2

--------------------------------------------------------------------------------------------------------
                                   Treasurer
--------------------------------------------------------------------------------------------------------
Brian Ferrie                       Vice President and Chief Compliance       Vice President
                                   Officer
--------------------------------------------------------------------------------------------------------
Janice M. Teague                   Vice President and Secretary              Vice President and Secretary
--------------------------------------------------------------------------------------------------------
Sue Vreeland                       Assistant Secretary                       None
--------------------------------------------------------------------------------------------------------


           The principal business address of each of the persons in the table above is 210 University Blvd., Suite 900, Denver, CO 80206.

           (c) Not applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

           (a) Shareholder records are maintained by the Registrant's sub-transfer agent, DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141;

           (b) Accounting records relating to cash and other money balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105. Other records of the Registrant relating to purchases and sales; the Trust Instrument, minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

           (c) Certain records relating to day-to-day portfolio management of the Berger Mid Cap Value Fund are kept at the offices of its sub-adviser, Perkins, Wolf, McDonnell & Company, 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.


Item 29.   MANAGEMENT SERVICES

           The Registrant has no management-related service contract which is not discussed in Parts A and B of this form.

Item 30.   UNDERTAKINGS

           Not applicable.

                              SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, and State of Colorado, on the 28th day of January, 2000.


                                  BERGER INVESTMENT PORTFOLIO TRUST
                                  ---------------------------------
                                          (Registrant)

                                  By    /s/  Jack R. Thompson
                                    -------------------------------------------
                                       Name: Jack R. Thompson
                                            -----------------------------------
                                       Title:  President
                                             ----------------------------------

           Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



       Signature                        Title                      Date
       ---------                        -----                      ----
/s/ Jack R. Thompson
--------------------------         President (Principal        January 28, 2000
Jack R. Thompson                   Executive Officer)
                                   and Director

/s/ David J. Schultz
--------------------------         Vice President and          January 28, 2000
David J. Schultz                   Treasurer (Principal
                                   Financial Officer)

/s/ John Paganelli
--------------------------         Assistant Treasurer         January 28, 2000
John Paganelli                     (Principal Accounting
                                   Officer)

Dennis E. Baldwin*                 Trustee                     January 28, 2000
--------------------------
Dennis E. Baldwin


                                     C-5


Louis R. Bindner*                  Trustee                     January 20, 2000
--------------------------
Louis R. Bindner


Katherine A. Cattanach*            Trustee                     January 28, 2000
--------------------------
Katherine A. Cattanach


Paul R. Knapp*                     Trustee                     January 28, 2000
--------------------------
Paul R. Knapp


Harry T. Lewis, Jr.*               Trustee                     January 28, 2000
--------------------------
Harry T. Lewis, Jr.


Michael Owen*                      Trustee                     January 28, 2000
--------------------------
Michael Owen


William Sinclaire*                 Trustee                     January 28, 2000
--------------------------
William Sinclaire


*By:/s/  Jack R. Thompson
--------------------------
Attorney-in-fact

                          BERGER INVESTMENT PORTFOLIO TRUST
                                  EXHIBIT INDEX


N-1A                                      EDGAR
Exhibit                                   Exhibit
No.                                       No.                       Name of Exhibit
-------------                             ----------                --------------------------
(1)      Exhibit         23(a)                                      Trust Instrument
(2)      Exhibit         23(b)                                      Bylaws
         Exhibit         23(c)                                      Not applicable
(3)      Exhibit         23(d)-1                                    Form of Investment Advisory Agreement for Berger
                                                                    Small Company Growth Fund
*        Exhibit         23(d)-1a         EX-99.B23(d)-1a           Form of Amendment to Berger Small Company Growth
                                                                    Fund Investment Advisory Agreement
(4)      Exhibit         23(d)-2                                    Form of Investment Advisory Agreement for Berger
                                                                    New Generation Fund
*        Exhibit         23(d)-2a         EX-99.B23(d)-2a           Form of Amendment to Berger New Generation Fund
                                                                    Investment Advisory Agreement
(5)      Exhibit         23(d)-3                                    Form of Investment Advisory Agreement for Berger
                                                                    Balanced Fund
*        Exhibit         23(d)-3a         EX-99.B23(d)-3a           Form of Amendment to Berger Balanced Fund
                                                                    Investment Advisory Agreement
(6)      Exhibit         23(d)-4                                    Form of Investment Advisory Agreement for Berger
                                                                    Select Fund
*        Exhibit         23(d)-4a         EX-99.B23(d)-4a           Form of Amendment to Berger Select Fund Investment
                                                                    Advisory Agreement
(7)      Exhibit         23(d)-5                                    Form of Investment Advisory Agreement for Berger
                                                                    Mid Cap Growth Fund
*        Exhibit         23(d)-5a         EX-99.B23(d)-5a           Form of Amendment to Mid Cap Growth  Fund
                                                                    Investment Advisory Agreement
(8)      Exhibit         23(d)-6                                    Form of Investment Advisory Agreement for Berger
                                                                    Mid Cap Value Fund
*        Exhibit         23(d)-6a         EX-99.B23(d)-6a           Form of Amendment to Mid Cap Value Fund Investment
                                                                    Advisory Agreement
(9)      Exhibit         23(d)-7                                    Form of Sub-Advisory Agreement for Berger Mid Cap
                                                                    Value Fund
(29)     Exhibit         23(d)-8                                    Form of Investment Advisory Agreement for Berger
                                                                    Information Technology Fund
*        Exhibit         23(d)-8a         EX-99.B23(d)-8a           Form of Amendment to Berger Information Technology
                                                                    Fund Investment Advisory Agreement


(29)     Exhibit         23(d)-9                                    Form of Sub-Advisory Agreement for Berger
                                                                    Information Technology Fund
*        Exhibit         23(d)-10         EX-99.B23(d)-10           Form of Assignment and Assumption Agreement for the
                                                                    Assignment and Assumption of Investment Advisory
                                                                    Agreements, Administrative Services Agreements, and Rule 12b-1
                                                                    Plans and 18f-3 Plans.
(10)     Exhibit         23(e)                                      Form of Distribution Agreement between the Trust
                                                                    and Berger LLC
         Exhibit         23(f)                                      Not applicable
(11)     Exhibit         23(g)                                      Form of Custody Agreement
(12)     Exhibit         23(h)-1                                    Form of Administrative Services Agreement for
                                                                    Berger Small Company Growth Fund
*        Exhibit         23(h)-1a         EX-99.B23(h)-1a           Form of Amendment to Berger Small Company Growth
                                                                    Fund Administrative Services Agreement
(13)     Exhibit         23(h)-2                                    Form of Administrative Services Agreement for
                                                                    Berger New Generation Fund
*        Exhibit         23(h)-2a         EX-99.B23(h)-2a           Form of Amendment to Berger New Generation Fund
                                                                    Administrative Services Agreement
(14)     Exhibit         23(h)-3                                    Form of Administrative Services Agreement for
                                                                    Berger Balanced Fund
*        Exhibit         23(h)-3a         EX-99.B23(h)-3a           Form of Amendment to Berger Balance Fund
                                                                    Administrative Services Agreement
(15)     Exhibit         23(h)-4                                    Form of Administrative Services Agreement for
                                                                    Berger Select Fund
*        Exhibit         23(h)-4a         EX-99.B23(h)-4a           Form of Amendment to Berger Select Fund
                                                                    Administrative Services Agreement
(16)     Exhibit         23(h)-5                                    Form of Administrative Services Agreement for
                                                                    Berger Mid Cap Growth Fund
*        Exhibit         23(h)-5a         EX-99.B23(h)-5a           Form of Amendment to Berger Mid Cap Growth Fund
                                                                    Administrative Services Agreement
(17)     Exhibit         23(h)-6                                    Form of Administrative Services Agreement for
                                                                    Berger Mid Cap Value Fund
*        Exhibit         23(h)-6a         EX-99.B23(h)-6a           Form of Amendment to Mid Cap Value Fund
                                                                    Administrative Services Agreement
(18)     Exhibit         23(h)-7                                    Form of Recordkeeping and Pricing Agent Agreement
(19)     Exhibit         23(h)-8                                    Form of Agency Agreement
(29)     Exhibit         23(h)-9                                    Form of Administrative Services Agreement for the
                                                                    Berger Information Technology Fund
*        Exhibit         23(h)-9a         EX-99B23(h)-9a            Form of Amendment to Berger Information Technology
                                                                    Fund Administrative Services Agreement


(29)     Exhibit         23(i)-1                                    Opinion and consent of Davis, Graham & Stubbs LLP
                                                                    (relating to the Berger Information Technology
                                                                    Fund)
(30)     Exhibit         23(i)-2                                    Opinion and consent of Davis, Graham & Stubbs LLP
                                                                    (relating to the Berger New Generation Fund --
                                                                    Institutional Shares and the Berger Small Company
                                                                    Growth Fund -- Institutional Shares)
*        Exhibit         23(j)-1          EX-99B23(j)-1             Consent of PricewaterhouseCoopers LLP
*        Exhibit         23(j)-2          EX-99B23(j)-2             Consent of McGladrey & Pullen, LLP relating to the
                                                                    Berger Information Technology Fund
         Exhibit         23(k)                                      Not applicable
(20)     Exhibit         23(l)                                      Investment Letter from Initial Stockholder
(21)     Exhibit         23(m)-1                                    Rule 12b-1 Plan for Berger Small Company Growth
                                                                    Fund
(22)     Exhibit         23(m)-2                                    Rule 12b-1 Plan for Berger New Generation Fund
(23)     Exhibit         23(m)-3                                    Rule 12b-1 Plan for Berger Balanced Fund
(24)     Exhibit         23(m)-4                                    Rule 12b-1 Plan for Berger Select Fund
(25)     Exhibit         23(m)-5                                    Rule 12b-1 Plan for Berger Mid Cap Growth Fund
(26)     Exhibit         23(m)-6                                    Rule 12b-1 Plan for Berger Mid Cap Value Fund
(29)     Exhibit         23(m)-7                                    Rule 12b-1 Plan for the Investor Shares of the
                                                                    Berger Information Technology Fund
(30)     Exhibit         23(m)-8          EX-99.B23(m)-8            Amended and Restated Rule 12b-1 Plan for the
                                                                    Investor Shares of the Berger Small Company Growth
                                                                    Fund
(30)     Exhibit         23(m)-9          EX-99.B23(m)-9            Amended and Restated Rule 12b-1 Plan for the
                                                                    Investor Shares of the Berger New Generation Fund
(28)     Exhibit         23(n)-1                                    Financial Data Schedule for Berger Small Company
                                                                    Growth Fund - Investor Shares
(28)     Exhibit         23(n)-2                                    Financial Data Schedule for Berger New Generation
                                                                    Fund - Investor Shares
(28)     Exhibit         23(n)-3                                    Financial Data Schedule for Berger Balanced Fund
(28)     Exhibit         23(n)-4                                    Financial Data Schedule for Berger Select Fund


(28)     Exhibit         23(n)-5                                    Financial Data Schedule for Berger Mid Cap Growth
                                                                    Fund
(28)     Exhibit         23(n)-6                                    Financial Data Schedule for Berger Mid Cap Value
                                                                    Fund
(29)     Exhibit         23(n)-8                                    Financial Data Schedule for Berger Information
                                                                    Technology Fund - Institutional Shares
(29)     Exhibit         23(o)-1                                    Rule 18f-3 Plan for the Berger Information
                                                                    Technology Fund
(30)     Exhibit         23(o)-2          EX-99B.23(o)-2            Rule 18f-3 Plan for the Berger Small Company
                                                                    Growth Fund
(30)     Exhibit         23(o)-3          EX-99B.23(o)-3            Rule 18f-3 Plan for the Berger New Generation Fund


---------------------------
*        Filed herewith.


Filed previously as indicated below and incorporated herein by reference:

(1) Filed as Exhibit 1 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(2) Filed as Exhibit 2 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(3) Filed as Exhibit 5.1 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(4) Filed as Exhibit 5.2 with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed February 23, 1996.
(5) Filed as Exhibit 5.3 with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed August 28, 1997.
(6) Filed as Exhibit 5.4 with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1997.
(7) Filed as Exhibit 5.5 with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1997.
(8) Filed as Exhibit 5.6 with Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed June 16, 1998.

(9) Filed as Exhibit 5.7 with Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed June 16, 1998.
(10) Filed as Exhibit 6 with Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed June 16, 1998.
(11) Filed as Exhibit 8 with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, filed November 27, 1995.
(12) Filed as Exhibit 9.2.1 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(13) Filed as Exhibit 9.2.2 with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed February 23, 1996.
(14) Filed as Exhibit 9.2.3 with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed August 28, 1997.
(15) Filed as Exhibit 9.2.4 with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1997.
(16) Filed as Exhibit 9.2.5 with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1997.
(17) Filed as Exhibit 9.2.6 with Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed June 16, 1998.
(18) Filed as Exhibit 9.3 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(19) Filed as Exhibit 9.4 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(20) Filed as Exhibit 10 with Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed June 16, 1998.
(21) Filed as Exhibit 13 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(22) Filed as Exhibit 15.1 with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed April 30, 1998.
(23) Filed as Exhibit 15.2 with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed February 23, 1996.
(24) Filed as Exhibit 15.3 with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed August 28, 1997.
(25) Filed as Exhibit 15.4 with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1997.
(26) Filed as Exhibit 15.5 with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1997.
(27) Filed as Exhibit 15.6 with Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed June 16, 1998.
(28) Filed as Exhibit number listed with Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed January 25, 1999.
(29) Filed as Exhibit number listed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, filed April 16, 1999.
(30) Filed as Exhibit number listed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed June 15, 1999.